As filed with the Securities and Exchange Commission on February 26, 1999

                                                                File No. 2-64715
                                                               File No. 811-1447


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     |X|

                           Pre-Effective Amendment No. ___                  |_|

                           Post-Effective Amendment No. 28                  |X|

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             |X|

                               Amendment No. 33                             |X|

                           WPG GROWTH AND INCOME FUND
               (Exact name of Registrant as Specified in Charter)

                  ONE NEW YORK PLAZA, NEW YORK, NEW YORK 10004
                  (Address of Principal Executive Offices) (Zip
                                      Code)

                   Registrant's Telephone Number: 800-223-3332

                        JAY C. NADEL, WEISS, PECK & GREER
                   ONENEW YORK PLAZA, NEW YORK, NEW YORK 10004
                     (Name and Address of Agent for Service)

                                   Copies to:
                              Ernest V. Klein, Esq.
                                Hale and Dorr LLP
                                 60 State Street
                                Boston, MA 02109

             It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on ___________ pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[x] on May 1, 1999 pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on ___________ pursuant to paragraph (a)(2) of Rule 485

                               WEISS, PECK & GREER


                                  MUTUAL FUNDS

                                   Prospectus
                                   May 1, 1999


                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND
                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                               WPG CORE BOND FUND
                           WPG GROWTH AND INCOME FUND
                                 WPG TUDOR FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                          WPG QUANTITATIVE EQUITY FUND


                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800-223-3332







                       The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                                    CONTENTS
--------------------------------------------------------------------------------


Risk/Return Summary............................................................3

         WPG Government Money Market Fund......................................3
         WPG Tax Free Money Market Fund........................................6
         WPG Intermediate Municipal Bond Fund..................................7
         WPG Core Bond Fund....................................................8
         WPG Growth and Income Fund...........................................12
         Weiss, Peck & Greer International Fund...............................14
         WPG Tudor Fund.......................................................15
         WPG Quantitative Equity Fund.........................................18

The Funds' Investments........................................................20

The Adviser...................................................................22

Advisory Services...............................................................

Investment and Account Information............................................24

         How to purchase shares...............................................25
         How to exchange shares...............................................26
         How to redeem shares.................................................27
         Other shareholder service information................................28

Share Price...................................................................29

Dividends, Distributions and Taxes............................................30

Financial Highlights............................................................

For More Information............................................................


ABOUT THE INVESTMENT ADVISER

Weiss, Peck & Greer, L.L.C. serves as the investment adviser to each of the funds. WPG is headquartered in New York and is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company. Founded in 1929, Robeco is one of the world's oldest asset management organizations. As of the date of this prospectus, Robeco had approximately $17 billion in assets under management, including $95 billion managed directly by WPG. WPG, which has over 28 years experience as an investment adviser to institutional and individual clients, is a member firm of the New York Stock Exchange.

A WORD ABOUT RISK

An investment in the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

RISK/RETURN SUMMARY                             WPG GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL
Current income, consistent with preservation of capital and liquidity.
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENTS
U.S. dollar denominated money market securities issued or guaranteed by the U.S. government and its agencies and instrumentalities.

The fund invests substantially all, but at least 65% of assets, in money market securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. The fund's other investments consist primarily of repurchase agreements, although it may invest in all types of money market securities.

CREDIT QUALITY: Ratings in the rating agencies' two highest short term rating categories or equivalent quality for unrated securities.

MATURITY: Average dollar weighted portfolio maturity of 90 days or less. Maturity of 397 days or less for individual securities.

--------------------------------------------------------------------------------


PRINCIPAL STRATEGIES
The fund seeks to maintain a stable share price of $1 by investing in securities that the adviser believes present minimal credit risks to the fund. In structuring the fund's portfolio, the adviser "ladders" the maturity of the fund's investments. As securities mature at different intervals, the adviser reinvests the proceeds in additional money market securities so as to maintain the fund's duration within a target that the adviser believes is appropriate based on the then current market environment. By laddering the maturity of the fund's investments, the adviser maintains liquidity without causing the fund to incur transaction costs associated with selling portfolio securities.

The adviser focuses on improving the fund's yield by actively managing the fund's allocations among different government agencies and instrumentalities. The adviser monitors the difference in yield of these securities and purchases those securities for the fund that provide a higher yield relative to the amount of risk involved. The adviser also considers a security's relative value based on its interest rate sensitivity.

================================================================================


PERFORMANCE
The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the past ten years.

[GRAPH OMITTED HERE. THE BAR CHART OMITTED HERE SHOWS CHANGES IN THE PERFORMANCE OF THE FUND FROM YEAR TO YEAR OVER THE LIFE OF THE FUND.]

WPG GOVERNMENT MONEY MARKET FUND
% TOTAL RETURN


1989   1990   1991   1992  1993   1994   1995   1996   1997   1998

8.84   7.74   5.33   2.95  2.80   3.58   5.16   4.56   4.76   4.80

CALENDAR YEARS ENDED DECEMBER 31


The table shows the fund's average annual returns for different calendar periods.



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                         1 YEAR        5 YEARS        10 YEARS

    Fund                  4.80%          4.57%          5.04%

As of December 31, 1998, the fund's 7-day yield was 3.16%. Call 1-800-223-3332 for the fund's current 7-day yield.

                  FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS

          Best:        2.21% in the 1st quarter of 1989
          Worst:       0.65% in the 4th quarter of 1991


          The fund's past performance does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                             WPG GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------


PRINCIPAL RISKS
You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:

   -- The issuer or guarantor of a security owned by the fund defaults on its payment obligations.
   -- Interest rates rise sharply or suddenly causing the securities in the fund's portfolio to drop in value.
   -- The adviser's judgments about the relative values of securities selected for the fund's portfolio prove to be wrong.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------


WHO MAY WANT TO INVEST
The fund may be appropriate if you want:

   -- Stability of principal and liquidity
   -- A temporary investment

WHO MAY NOT WANT TO INVEST
The fund may not be appropriate if you want:

   -- Long-term growth of capital
   -- A rate of return that consistently exceeds the rate of inflation

================================================================================



FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES                                None
(paid directly from your investment)

ANNUAL FUND OPERATING EXPENSES
(paid by the fund as a % of fund net assets)

         Management fee                         0.50%

         12b-1 distribution fees                None

         Other expenses                         0.23%
                                                -----

   Total operating expenses                     0.73%
                                                =====




EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.


NUMBER OF YEARS YOU
OWN YOUR SHARES          1 year    3 years    5 years    10 years

Expenses:                  $75       $233       $406       $906

The example assumes:
   -- You invest $10,000 for the periods shown
   -- You redeem at the end of each period
   -- You reinvest all distributions and dividends without a sales charge
   -- The fund's operating expenses have not been capped or
      reduced and remain the same
   -- Your investment has a 5% return each year

RISK/RETURN SUMMARY                               WPG TAX FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
INVESTMENT GOAL
High current income exempt from federal income tax, consistent with preservation of capital and liquidity.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS
U.S. dollar denominated, tax-exempt money market securities.

The fund invests substantially all, but at least 80% of assets, in tax-exempt money market securities. Tax-exempt means that the securities pay interest that is excluded from gross income for federal income tax purposes. Tax-exempt securities are issued by states, territories and possessions of the U.S., the District of Columbia and their political subdivisions, agencies and instrumentalities.

The fund may invest in all types of tax-exempt money market securities, including:
  -- Municipal notes, such as tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.
  -- Municipal bonds, such as general obligation bonds, revenue bonds and pre-refunded and escrowed bonds.

CREDIT QUALITY: Ratings in the rating agencies' two highest short term rating categories or equivalent quality for unrated securities.

MATURITY:  Average dollar weighted portfolio maturity of 90
days or less.  Maturity of 397 days or less for individual
securities.
--------------------------------------------------------------------------------


PRINCIPAL STRATEGIES
The fund seeks to maintain a stable share price of $1 by investing in securities that the adviser believes present minimal credit risks to the fund. The adviser focuses on improving the fund's yield by:
  -- Exploiting inefficiencies in the valuation of risk and reward in the municipal securities market to select attractive sectors and securities.
  -- Focusing on municipal money market securities that appear to offer the best relative value based on the adviser's analysis of credit quality and interest sensitivity.
  --   De-emphasizing interest rate forecasting.

================================================================================
PERFORMANCE
The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the past ten years.

[GRAPH OMITTED HERE. THE BAR CHART OMITTED HERE SHOWS CHANGES IN THE PERFORMANCE OF THE FUND FROM YEAR TO YEAR OVER THE LIFE OF THE FUND.]

WPG TAX FREE MONEY MARKET FUND
% TOTAL RETURN

1989    1990   1991   1992   1993   1994   1995   1996   1997   1998

6.23    5.70   4.63   2.95   2.32   2.61   3.63   3.14   3.23   3.05

CALENDAR YEARS ENDED DECEMBER 31


The table shows the fund's average annual returns for different calendar periods.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                     1 Year          5 Years        10 Years

Fund 3.05% 3.13% 3.75% As of December 31, 1998, the fund's 7-day yield was 3.16% and its 7-day tax-equivalent yield was __% (using the maximum federal individual income tax rate). Call 1-800-223-3332 for current yields.

                  FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS

                  Best:        1.53% in the 3rd quarter of 1989
                  Worst:       0.53% in the 1st quarter of 1994



          The fund's past performance does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                               WPG TAX FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

PRINCIPAL RISKS
You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:

  -- The issuer or guarantor of a security owned by the fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded.
  -- Interest rates rise sharply or suddenly causing the securities in the fund's portfolio to drop in value.
  -- The adviser's judgments about the relative values of securities selected for the fund's portfolio prove to be wrong.

Distributions of the fund's income and, if any, gains will generally be subject to state taxation. Some of the fund's distributions of tax-exempt interest may be subject to the federal alternative minimum tax.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------


WHO MAY WANT TO INVEST
The fund may be appropriate if you want:

   --    Stability of principal and liquidity
   --    Tax-exempt interest
   --    A temporary investment

WHO MAY NOT WANT TO INVEST
The fund may not be appropriate if you want:

   --    Long-term growth of capital
   --    A rate of return that consistently exceeds the rate
         of inflation
================================================================================

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES                                None
(paid directly from your investment)

ANNUAL FUND OPERATING EXPENSES
(paid by the fund as a % of fund net assets)

         Management fee                         0.50%

         12b-1 distribution fees                None

         Other expenses(1)                      0.26%

   Total operating expenses(1)                  0.76%

-----------------
(1) Because custodian fees were reduced by credits for cash balances, the fund's actual expenses for fiscal 1998 were:

         Other expenses                         0.25%
         Total operating expenses               0.75%



EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.


NUMBER OF YEARS YOU
OWN YOUR SHARES          1 YEAR    3 YEARS    5 YEARS    10 YEARS

Expenses:                   $78       $23       $422       $942

The example assumes:
   --    You invest $10,000 for the periods shown
   --   You redeem at the end of each period
   --   You reinvest all distributions and dividends without a sales charge
   -- The fund's operating expenses have not been capped or reduced and remain the same
   --   Your investment has a 5% return each year

RISK/RETURN SUMMARY                         WPG INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL
High current income exempt from federal income tax, consistent with relative stability of principal.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS
U.S. dollar denominated, investment grade, tax-exempt bonds.

The fund invests substantially all, but at least 80% of assets, in tax-exempt bonds. Tax-exempt means that the bonds pay interest that is excluded from gross income for federal income tax purposes. Tax-exempt bonds are issued by states, territories and possessions of the U.S., the District of Columbia and their political subdivisions, agencies and instrumentalities.

The fund may invest in all types of tax-exempt bonds, including:
  -- General obligation bonds, revenue bonds and pre- refunded and escrowed bonds.
  -- Variable and floating rate securities, auction rate securities and zero coupon bonds.
  -- Municipal notes, such as tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.

CREDIT QUALITY: Exclusively investment grade. This means that the bonds are rated in one of the top four long-term rating categories by a rating agency or are of comparable credit quality.

MATURITY: Average dollar weighted portfolio maturity between four and ten years, but individual bonds may be of any maturity.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES
The adviser focuses on improving the fund's tax-exempt yield and return by:
   -- Exploiting inefficiencies in the valuation of risk and reward in the market to select attractive issuers, sectors, geographical regions and securities.
   --  Seeking to find value at any given point in the interest rate cycle.
   --  De-emphasizing interest rate forecasting.
   --  Performing fundamental research and analysis.  For
       example, the adviser analyzes securities with complex
       or unique structural features seeking to capture value
       for the fund resulting from a general lack of
       understanding of those features and other market
       inefficiencies.
================================================================================

PERFORMANCE
The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the life of the fund.

[GRAPH OMITTED HERE. THE BAR CHART OMITTED HERE SHOWS CHANGES IN THE PERFORMANCE OF THE FUND FROM YEAR TO YEAR OVER THE LIFE OF THE FUND.]

                       WPG INTERMEDIATE MUNICIPAL BOND FUND
                       % TOTAL RETURN

                        1994   1995   1996   1997   1998

                       -2.29   12.05  4.20   7.85   5.72

                       CALENDAR YEARS ENDED DECEMBER 31



The table shows how the fund's average annual returns for different calendar periods and since inception on July 1, 1993 compared to those of the Lehman Brothers 3-10 Year Municipal Bond Index, an unmanaged index of tax-exempt bonds.



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                   1 Year       5 Years       Since inception

Fund                5.72%        5.40%             5.55%

Lehman
Brothers 3-10       6.03%        5.66%             5.92%
Year
Municipal
Bond Index

As of December 31, 1998, the fund's 30-day yield was 3.84% and its 30-day tax-equivalent yield was __% (using the maximum federal individual income tax rate). Call 1-800-223-3332 for current yields.


                  FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS

               Best:        4.59% in the 1st quarter of 1995
               Worst:       -3.61% in the 1st quarter of 1994

         The fund's past performance does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                         WPG INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
PRINCIPAL RISKS
You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:
   -- The issuer or guarantor of a bond owned by the fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded.
   -- Interest rates rise, causing the bonds in the fund's portfolio to decline.
   -- As a result of declining interest rates, the issuer of a bond exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.
   -- Municipal bonds fall temporarily out of favor with investors.
   -- Unfavorable legislation affects the tax-exempt status of municipal bonds.
   -- The adviser's judgments about the attractiveness, relative value or yield of particular bonds prove to be wrong.

The fund may realize taxable gains on the sale of bonds or in other transactions. Distributions of the fund's income and gains will generally be subject to state taxation. Some of the fund's distributions of tax-exempt interest may be subject to the federal alternative minimum tax.

--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST
The fund may be appropriate if you want:
   --    Higher potential returns than a money market fund
         and are willing to accept more risk of price
         volatility
   --    Tax-exempt interest
   -- Diversification within the municipal securities market that is not readily achievable by investing directly in individual securities

WHO MAY NOT WANT TO INVEST
The fund may not be appropriate if you want:
   --    Complete stability of principal
   --    Long-term growth of capital

================================================================================

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES                                None
(paid directly from your investment)

ANNUAL FUND OPERATING EXPENSES
(paid by the fund as a % of fund net assets)

         Management fee(1)                        0.50%

         12b-1 distribution fees                  None

         Other expenses(1)                        0.56%
                                                  -----

   Total operating expenses(1)                    1.06%
                                                  =====

-----------------
(1) Because the adviser agreed to cap the fund's expenses, the fund's actual expenses for fiscal 1998 were:

         Management Fee                         0.29%
         Other expenses                         0.56%
         Total operating expenses               0.85%


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.


NUMBER OF YEARS YOU
OWN YOUR SHARES          1 YEAR    3 YEARS    5 YEARS    10 YEARS

Expenses:                  $109       $340       $590      $1,306

The example assumes:
   --   You invest $10,000 for the periods shown
   --   You redeem at the end of each period
   --   You reinvest all distributions and dividends without a sales charge
   --   The fund's operating expenses have not been capped or
        reduced and remain the same
   --   Your investment has a 5% return each year

RISK/RETURN SUMMARY                                           WPG CORE BOND FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL
High current income, consistent with capital preservation.
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENTS
U.S. denominated or quoted debt securities, or "bonds."

The fund invests substantially all, but at least 80% of its assets, in bonds. These bonds are denominated in U.S. dollars and may be issued by domestic and foreign companies or governmental entities. The fund may invest in all types of bonds and other fixed income securities, including notes, mortgage-backed and asset-backed securities (including mortgage-backed derivative securities), convertible securities, preferred stock, municipal securities, and short-term debt securities.

CREDIT QUALITY: Exclusively investment grade bonds. This means that they are rated in one of the top four long-term rating categories by at least one major rating agency or are of comparable credit quality.

DURATION:  Average dollar weighted portfolio duration
between three and seven years, but individual bonds may be
of any duration.  The fund's duration will generally be in a narrow range relative to the duration of its benchmark, the
Lehman Brothers Aggregate Index.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES
There are three principal factors in the manager's selection process -- maturity allocation, sector allocation and individual security selection.

-- The adviser studies the relationship between bond yields and maturities under current market conditions and identifies maturities with high yields relative to the amount of risk involved.
-- The adviser uses qualitative and quantitative methods to identify bond sectors that it believes are undervalued or will outperform other sectors. Sectors include corporate securities, U.S. Treasury securities, U.S. government agency securities, and mortgage-backed and asset-backed securities.
-- After the fund's maturity and sector allocations are made, the adviser selects individual bonds within each sector. The adviser performs both fundamental and quantitative analysis, looking at:
     -- Stable or improving issuer credit quality
     -- Market inefficiencies that cause individual bonds to
        have high relative values
     -- Structural features of securities, such as callability, liquidity, and prepayment characteristics and expectations.

================================================================================
PERFORMANCE
The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the past ten years.

[GRAPH OMITTED HERE. THE BAR CHART OMITTED HERE SHOWS CHANGES IN THE PERFORMANCE OF THE FUND FROM YEAR TO YEAR OVER THE LIFE OF THE FUND.]


WPG CORE BOND FUND
% TOTAL RETURN

1989   1990   1991   1992   1993   1994   1995   1996   1997   1998

13.94  8.95   13.96  7.90   8.96   -8.70  13.25  3.85   7.37   9.26

CALENDAR YEARS ENDED DECEMBER 31

The table shows how the fund's average annual returns for different calendar periods compared to those of the Lehman Brothers Aggregate Index, an unmanaged index of bonds.



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                 1 Year          5 Years        10 Years

Fund              9.26%           4.72%           7.67%

Lehman Bros.
  Aggregate
  Index*          8.69%            7.27%           9.26%

--------------

*Prior to January 20, 1998, the fund was subject to different investment policies than those described in this prospectus. The fund's benchmark prior to January 20, 1998 was the Lehman Brothers Intermediate Government/Mortgage Backed Securities Index, an unmanaged index of U.S. government securities, whose performance is as follows:

Lehman Bros.
Inter. Gov't/
Mortgage-Backed
Securities
Index                       7.75%      6.68%         8.62%


                  FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS

               Best:        7.61% in the 2nd quarter of 1989
               Worst:      -4.64% in the 2nd quarter of 1994

          The fund's past performance does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                                           WPG CORE BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL RISKS
You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:
   --    Interest rates rise, causing the bonds in the fund's
         portfolio to drop in value.
   -- The issuer or guarantor of a bond owned by the fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded.
   -- As a result of declining interest rates, the issuer of a bond exercises the right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.
   --    When interest rates are rising, the average life of a
         bond is generally extended because of slower than
         expected principal payments.  This will lock
         in a below-market interest rate, increase the bond's
         duration and reduce the value of the bond.  This is
         known as extension risk.
   --   The adviser's judgments about the attractiveness, relative value or potential income of particular sectors or bonds proves to be wrong.

There is a greater risk that the fund will lose money due to prepayment and extension risks because the fund may invest heavily in asset-backed and mortgage-related securities. Mortgage derivatives in the fund's portfolio may have especially volatile prices because of imbedded leverage or unusual interest rate reset terms.
--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST
The fund may be appropriate if you want:

   -- Higher potential income than a money market fund with potential higher risk
   -- To diversify by investing in a portfolio of investment grade, fixed income securities

WHO MAY NOT WANT TO INVEST
The fund may not be appropriate if you want:

   --    A temporary investment
   --    Complete stability of principal
   --    Long-term growth of capital
================================================================================

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES                                None
(paid directly from your investment)

ANNUAL FUND OPERATING EXPENSES
(paid by the fund as a % of fund net assets)

         Management fee(1)                      0.60%

         12b-1 distribution fees                0.00%

         Other expenses(1)                      0.29%
                                                -----
   Total operating expenses(1)                  0.89%
                                                =====


-----------------------
(1) Because the adviser agreed to cap the fund's expenses and because custodian fees were reduced by credits for cash balances, the fund's actual expenses for fiscal 1998 were:

         Management fees                0.28%

         Other expenses                 0.22%

         Total operating expenses       0.50%

EXAMPLE
These expense caps may be changed or dropped. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.


NUMBER OF YEARS YOU
OWN YOUR SHARES          1 YEAR    3 YEARS    5 YEARS    10 YEARS

Expenses:

Without Cap               $91       $285       $495      $1,100

With Cap                  $51       $161       $280        $629

EXAMPLE:
The example assumes:
   --   You invest $10,000 for the periods shown
   --   You redeem at the end of each period
   --   You reinvest all distributions and dividends without a sales charge
   --   The fund's operating expenses remain the same
   --   Your investment has a 5% return each year

RISK/RETURN SUMMARY                                   WPG GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL
Long-term growth of capital, a reasonable level of current income and an increase in future income.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS

Equity securities of U.S. companies.

The fund invests primarily in equity securities of large capitalization companies that offer the prospect of capital appreciation and growth of income, while paying current income.

The fund also may purchase equity securities that do not pay current dividends but offer prospects for growth of capital and future income.


The fund may invest in all types of equity securities including:
    -- Common and preferred stocks
    -- Securities convertible into common stocks
    -- Shares of REITs
    -- Warrants and rights to purchase common stock
    -- American depositary receipts (ADRs)

The fund may also invest, to a lesser extent, in fixed income securities (primarily of investment grade quality).
--------------------------------------------------------------------------------


PRINCIPAL STRATEGIES

In selecting stocks for investment, the adviser uses a "bottom-up" strategy, which begins with individual stock selection, while diversifying the fund's investments among various industries and sectors. Using a growth investment style, the adviser:

   -- Identifies promising companies by employing fundamental company and industry analysis and valuation methods.
   -- Evaluates historic and forecasted earnings growth, cash flows and relative and absolute values by employing quantitative techniques.

In selecting stocks for the fund's portfolio, the adviser looks for:
   --  Established companies with experienced management.
   -- Better than average prospects for long-term growth of capital.
   -- Growth rates that are faster than the growth rate of the U.S. economy at the time of purchase.
   --  Companies with historically high returns on equity.

A security's valuation influences the timing of the fund's purchase and sale. The adviser also considers the tax implications to the fund's shareholders in making portfolio security decisions.
================================================================================

PERFORMANCE
The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the past ten years.

The table shows how the fund's average annual returns for different calendar periods compared to those of the S&P 500 Index and the Lipper Growth & Income Funds Average.

[GRAPH OMITTED HERE. THE BAR CHART OMITTED HERE SHOWS CHANGES IN THE PERFORMANCE OF THE FUND FROM YEAR TO YEAR OVER THE LIFE OF THE FUND.]

WPG GROWTH AND INCOME FUND
% TOTAL RETURN

1989   1990   1991   1992   1993   1994   1995   1996   1997   1998

27.64  -10.38 40.72  13.80  9.53   -5.47  32.73  24.42  36.27  27.51

CALENDAR YEARS ENDED DECEMBER 31



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                    1 Year          5 Years        10 Years
Fund                 27.51%          22.09%          18.47%
S&P 500 Index        28.76%          24.15%          19.22%
Lipper Growth
  & Income
  Funds Avg.         15.61%          18.53%          15.76%

                  FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS

                    Best:        19.82% in the 2nd quarter of 1997
                    Worst:       -21.05% in the 3rd quarter of 1990

          The fund's past performance does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                                   WPG GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL RISKS
You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:

   --    The U.S. stock market goes down.

   -- Growth stocks or stocks of large capitalization companies temporarily fall out of favor with investors.

   -- Companies in which the fund invests suffer unexpected losses or lower than expected earnings.

   -- The adviser's judgment about the attractiveness or potential appreciation of a particular security proves to be wrong.

The risks associated with the fund's investments in fixed income securities are similar to the risks associated with an investment in the WPG Core Bond Fund. Please refer to WPG Core Bond Fund's Risk/Return Summary for a description of those risks.
--------------------------------------------------------------------------------


WHO MAY WANT TO INVEST
The fund may be appropriate if you:

   -- Are seeking a long-term investment that may also provide some current income

   --    Want to diversify your portfolio

WHO MAY NOT WANT TO INVEST
The fund may not be appropriate if you:

   --    Are pursuing a short-term investment goal

   --    Want complete stability of principal

   --    Seek income as your primary goal
================================================================================

FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES                                None
(paid directly from your investment)

ANNUAL FUND OPERATING EXPENSES
(paid by the fund as a % of fund net assets)

         Management fee                         0.75%

         12b-1 distribution fees                None

         Other expenses                         0.29%
                                                -----

   Total operating expenses                     1.04%
                                                =====


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.


NUMBER OF YEARS YOU
OWN YOUR SHARES          1 YEAR    3 YEARS    5 YEARS    10 YEARS

Expenses:                  $106       $331       $574      $1,271

The example assumes:
   --   You invest $10,000 for the periods shown
   --   You redeem at the end of each period
   --   You reinvest all distributions and dividends without a sales charge
   --   The fund's operating expenses have not been capped or
        reduced and remain the same
   --   Your investment has a 5% return each year

RISK/RETURN SUMMARY                       WEISS, PECK & GREER INTERNATIONAL FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL
Long-term capital growth and, to a lesser extent, current income.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS
Primarily, common stocks of foreign companies.

The fund invests primarily in companies with medium and large market capitalizations located in the foreign countries represented in its benchmark, the Morgan Stanley Capital International Europe Australia Far East (EAFE) Index. The adviser diversifies the fund's holdings by the number of companies, the number of industries of such companies and the number of foreign countries. The fund may invest in emerging countries to a limited extent. Although the fund invests primarily in common stocks, it may invest in other types of equity securities, including:

   --  Preferred stocks
   --  securities convertible into common stocks
   --  warrants and rights to purchase common stocks
   --  depositary receipts for common stocks

The fund may use derivative contracts on foreign currencies for both hedging and non-hedging purposes.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES
Taking advantage of the international investing resources of its parent company--Robeco, the adviser employs an investment process that combines top-down country selection with bottom-up stock selection to determine the optimal country, sector and security risk within the fund's portfolio. The adviser may, to a limited extent, overweight or underweight the fund's country and sector allocations relative to the EAFE Indes. The EAFE Index consists of 20 countries outside of North America and represents approximately 60% of the total market value of all publicly traded stocks in these countries.
   The adviser selects stocks for inclusion in the two distinct portions of the fund's portfolio--"core" holdings and "tilt" holdings. The fund's portfolio consists primarily of core holdings, which are securities of large cap companies that exhibit strong fundamental characteristics. The adviser selects core holdings with a 2-3 year invest horizon. Tilt holdings represent a smaller portion of the fund's portfolio and consist of both medium and large cap companies. The adviser selects tilt stocks with a shorter investment horizon, seeking to capture higher performance for the fund relative to the EAFE Index based on a company's short-term fundamentals and quantitative characteristics.



================================================================================

PERFORMANCE
The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the life of the fund.

[GRAPH OMITTED HERE. THE BAR CHART OMITTED HERE SHOWS CHANGES IN THE PERFORMANCE OF THE FUND FROM YEAR TO YEAR OVER THE LIFE OF THE FUND.]

WEISS, PECK & GREER INTERNATIONAL FUND
% TOTAL RETURN

1990   1991   1992   1993   1994   1995   1996   1997   1998

-14.83 0.90   -5.53  37.24  -6.32  10.92  4.64   2.89   16.28

CALENDAR YEARS ENDED DECEMBER 31


The table shows how the fund's average annual returns for different calendar periods and since inception on June 1, 1989 compared to those of the EAFE Index, an unmanaged index of foreign stocks.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                    1 Year          5 Years     Since inception

Fund                16.28%           5.41%           5.06%

EAFE Index          20.33%           9.50%           6.59%


                 FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS
               Best:        19.21% in the 4th quarter of 1998
               Worst:       -17.82% in the 3rd quarter of 1990


          The fund's past performance does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                                       WPG INTERNATIONAL FUND
--------------------------------------------------------------------------------

PRINCIPAL RISKS
You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:
   --    Foreign stock markets go down, or perform poorly
         relative to the U.S. stock market.
   --    Foreign stocks temporarily fall out of favor with
         investors.
   --    The adviser's judgments about the attractiveness,
         value or potential appreciation of a particular
         company's stock, currency or foreign market prove
         to be wrong.
--------------------------------------------------------------------------------

SPECIAL RISKS
There is a higher risk that the fund will lose money because it invests primarily in stocks of foreign companies. There are additional risks associated with investing in foreign companies compared to investing in U.S. companies. These risks include:
   -- Less information may be available about foreign companies and markets due to relaxed disclosure or accounting standards or regulatory practices.
   -- Many foreign markets are smaller, less liquid and more volatile than U.S. markets. As a result, the subadviser may not be able to sell the fund's securities in amounts and at prices it considers reasonable.
   -- The U.S. dollar appreciates against foreign currencies causing the value of the fund's foreign stocks to be worth less.
   -- Economic, political or social instability in foreign countries disrupts the markets where the fund's foreign stocks are traded.
These risks are greater to the extent that the fund invests in emerging market countries. In addition, you could lose money by investing in the fund as a result of adverse changes in foreign currency exchange rates relative to the fund's currency exposures. To the extent the fund uses currency derivative contracts, the fund's risk of loss may be increased.
--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST
The fund may be appropriate if you:
   -- Are pursuing a long-term goal, such as investing for retirement.
   -- Are seeking higher long term returns and can accept a higher level of risk.
   --    Are seeking to diversify your exposure to the U.S.
         stock market by investing in foreign companies.

WHO MAY NOT WANT TO INVEST
The fund may not be appropriate if you:
   --    Are pursuing a short-term investment goal.
   --    Want stability of principal.
   -- Are uncomfortable with the risk and price volatility in foreign stock markets.

================================================================================
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES                            None
(paid directly from your investment)

ANNUAL FUND OPERATING EXPENSES
(paid by the fund as a % of fund net assets)

         Management fee                         0.50%

         12b-1 distribution fees                None

         Other expenses(1)                      1.88%
                                                -----

   Total operating expenses(1)                  2.38%
                                                =====

-----------------
(1) Because custodian fees were reduced by credits for cash balances, the fund's actual expenses for fiscal 1998 were:

         Other expenses                         1.85%
         Total operating expenses               2.35%

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.


NUMBER OF YEARS YOU
OWN YOUR SHARES          1 YEAR    3 YEARS    5 YEARS    10 YEARS

Expenses:                  $241      $742      $1,270      $2,716

The example assumes:
   --   You invest $10,000 for the periods shown
   --   You redeem at the end of each period
   --   You reinvest all distributions and dividends without a sales charge
   --   The fund's operating expenses have not been capped or
        reduced and remain the same
   --   Your investment has a 5% return each year

RISK/RETURN SUMMARY                                               WPG TUDOR FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL
Capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations.
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENTS
Primarily common stocks of U.S. companies with market capitalizations of less than $2 billion.

Although the fund invests primarily in common stocks, the fund may invest in all types of equity and equity-related securities, including:
   --  Securities convertible into common stocks.
   --  Shares of REITs.
   --  Warrants and rights to purchase common stocks.
   --  American depositary receipts (ADRs).
   --  Preferred stocks.

SPECIAL SITUATIONS: The fund may invest in companies that may experience unusual and possibly unique developments which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company.

--------------------------------------------------------------------------------


PRINCIPAL STRATEGIES
In selecting stocks for investment, the adviser uses a "bottom-up" process, which begins with individual stock selection, while diversifying the fund's investments among various industries and sectors to control risk.

The adviser performs fundamental research to seek small companies with prospects for sustainable above-average growth in earnings, revenues, cash flow, asset value and other measures of a company's growth prospects. The adviser also uses quantitative tools to minimize sector selection risk, ensure the fund is abiding by its growth discipline and as a guide to assist in maximizing the expected return from stock selection.

The adviser also considers value characteristics by avoiding those growth stocks that are overpriced -- this process is commonly known as "growth at a reasonable price." A security's valuation influences the timing of the fund's purchase and sale and the adviser uses the inherent volatility in the market for these high growth stocks to acquire positions at reasonable prices relative to their long-term growth potential.

The adviser emphasizes financially sound, well-managed, attractively-valued U.S. companies with strong growth prospects.

The adviser considers the tax implications to the fund's shareholders in making portfolio security decisions.

================================================================================
PERFORMANCE
The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the past ten years.

WPG TUDOR FUND
% TOTAL RETURN

1989   1990   1991   1992   1993   1994   1994   1996   1997   1998

25.05  -5.16  45.84  5.13   13.38  -9.81  41.18  18.82  11.11  -22.01

CALENDAR YEARS ENDED DECEMBER 31

The table shows how the fund's average annual returns for different calendar periods compared to those of the Russell 2500 Growth Index, an unmanaged index of small company stocks.


                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                     1 Year          5 Years        10 Years

Fund                 -22.01%          5.57%          10.45%

Russell 2500          3.10%          12.41%          13.69%
Growth Index

                   FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS
                  Best:        22.68% in the 1st  quarter of 1991
                  Worst:       -29.35% in the 3rd  quarter of 1998

RISK/RETURN SUMMARY                                               WPG TUDOR FUND
--------------------------------------------------------------------------------


PRINCIPAL RISKS
You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:

   --   The stock market goes down.
   -- Small capitalization stocks temporarily fall out of favor with investors.

   -- Companies in which the fund invests suffer unexpected losses or lower than expected earnings which, in addition to causing the fund to be less liquid, will reduce the fund's net asset value.
   -- The adviser's judgments about the attractiveness, value or potential appreciation of a particular company's stock selected for the fund's portfolio prove to be wrong or the special situation that the adviser anticipated does not occur.
--------------------------------------------------------------------------------


SPECIAL RISKS
THERE IS A HIGHER RISK THAT THE FUND WILL LOSE MONEY BECAUSE IT INVESTS PRIMARILY IN SMALL CAPITALIZATION STOCKS. SMALLER COMPANIES MAY HAVE LIMITED PRODUCT LINES, MARKETS AND FINANCIAL RESOURCES. THE PRICES OF SMALL CAPITALIZATION STOCKS TEND TO BE MORE VOLATILE THAN THOSE OF OTHER STOCKS. SMALL CAPITALIZATION STOCKS ARE NOT PRICED AS EFFICIENTLY AS STOCKS OF LARGER COMPANIES. IN ADDITION, IT MAY BE HARDER TO SELL THESE STOCKS, ESPECIALLY DURING A DOWN MARKET OR UPON THE OCCURRENCE OF ADVERSE COMPANY-SPECIFIC EVENTS, WHICH CAN REDUCE THEIR SELLING PRICES.

--------------------------------------------------------------------------------


WHO MAY WANT TO INVEST
The fund may be appropriate if you:

   -- Are seeking to diversify by investing in a portfolio of common stocks of small companies
   -- Are pursuing a long-term goal, such as investing for retirement
   -- Are seeking potentially higher long term returns and can accept a higher level of risk

WHO MAY NOT WANT TO INVEST
The fund may not be appropriate if you:

   --    Are pursuing a short-term investment goal
   --    Want stability of principal
   -- Are uncomfortable with the risk and price volatility of the stock market and small capitalization stocks

================================================================================
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES                                None
(paid directly from your investment)

ANNUAL FUND OPERATING EXPENSES
(paid by the fund as a % of fund net assets)

         Management fee                         0.90%

         12b-1 distribution fees                None

         Other expenses                         0.38%
                                                -----

   Total operating expenses                     1.28%
                                                =====



EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.


NUMBER OF YEARS YOU
OWN YOUR SHARES          1 YEAR    3 YEARS    5 YEARS    10 YEARS

Expenses:                  $130      $406       $702       $1,545

The example assumes:
   --   You invest $10,000 for the periods shown
   --   You redeem at the end of each period
   --   You reinvest all distributions and dividends without a sales charge
   -- The fund's operating expenses have not been capped or reduced and remain the same
   --   Your investment has a 5% return each year

RISK/RETURN SUMMARY                                 WPG QUANTITATIVE EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL
Investment results that exceed the aggregate performance of publicly traded common stocks, as represented by the S&P 500 Index.

--------------------------------------------------------------------------------


PRINCIPAL INVESTMENTS Common stocks traded in the U.S.

The fund invests primarily in common stocks of companies with large market capitalizations. The fund's portfolio generally will consist of common stocks of between 80 and 120 companies.

In order to remain fully invested and instead of purchasing and selling securities directly, the fund may invest in depository receipts which seek to replicate the price performance and dividend yield of the S&P 500 Index and use derivative contracts (such as futures on the S&P 500 Index).
--------------------------------------------------------------------------------


PRINCIPAL STRATEGIES
The adviser uses quantitative techniques to analyze a universe of approximately 900 companies, including those in the S&P 500 Index and about 400 other large and medium companies. Using a proprietary multi-factor model, the adviser:
   -- Identifies stocks with rising earnings expectations that the adviser believes will outperform their peers.
   -- Identifies stocks from among this group that are selling at low relative prices in light of their earnings expectations.
   -- Assesses the level of risk associated with each stock, and identifies stocks with the maximum expected return at each acceptable level of risk.

Based on this information, the adviser selects the combination of stocks, together with their appropriate weightings, that it believes will optimize the fund's risk/return ratio. The adviser seeks to maintain the market capitalization, sector allocations and style characteristics of the fund's portfolio similar to those of the S&P 500 Index.

The portfolio is rebalanced regularly to maintain the optimal risk/return trade-off. The adviser assesses each stock's changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk tradeoff.

================================================================================

PERFORMANCE
The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the life of the fund.

[GRAPH OMITTED HERE. THE BAR CHART OMITTED HERE SHOWS CHANGES IN THE PERFORMANCE OF THE FUND FROM YEAR TO YEAR OVER THE LIFE OF THE FUND.]

WPG QUANTITATIVE EQUITY FUND
% TOTAL RETURN

1993   1994   1995   1996   1997   1998

13.90  0.34   33.37  18.51  25.47  26.71

CALENDAR YEARS ENDED DECEMBER 31


The table shows how the fund's average annual returns for different calendar periods, and since inception on January 1, 1993, compared to those of the S&P 500 Index, an unmanaged index of common stocks.



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                      1 Year          5 Years     Since inception

 Fund                 26.71%          20.31%          19.22%

 S&P 500              28.76%          24.15%          21.67%
 Index

                           FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS
                  Best:        22.31% in the 4th  quarter of 1998
                  Worst:      -10.37% in the 3rd  quarter of 1998




          The fund's past performance does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                                 WPG QUANTITATIVE EQUITY FUND
--------------------------------------------------------------------------------


PRINCIPAL RISKS
You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:
   --    The U.S. stock market goes down.
   --    Stocks of large capitalization companies
         temporarily fall out of favor with investors.
   --    Companies in which the fund invests suffer
         unexpected losses or lower than expected earnings.
   --    The adviser's judgment about the attractiveness,
         value or potential appreciation of a particular
         company's common stock proves to be wrong.
   -- The factors considered by the multi-factor model fail to select stocks with better relative performance than those included in the S&P 500 Index.
--------------------------------------------------------------------------------



WHO MAY WANT TO INVEST
The fund may be appropriate if you:

   -- Are pursuing a long-term goal, such as investing for retirement
   -- Are seeking higher long-term returns and can accept a higher level of risk
   -- Are seeking to diversify your portfolio by investing in a portfolio of common stocks of large companies
   -- Are seeking an objective, disciplined investment process

WHO MAY NOT WANT TO INVEST
The fund may not be appropriate if you:

   --    Are pursuing a short-term investment goal
   --    Want stability of principal
   --    Desire a high level of current income

================================================================================
FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES                                None
(paid directly from your investment)

ANNUAL FUND OPERATING EXPENSES
(paid by the fund as a % of fund net assets)

         Management fee                         0.75%

         12b-1 distribution fees                None

         Other expenses(1)                      0.32%
                                                -----

   Total operating expenses(1)                  1.07%
                                                =====

-----------------------
(1) Because custodian fees were reduced by credits for cash balances, the fund's actual expenses for fiscal 1998 were:

         Other expenses                         0.31%
         Total operating expenses               1.06%

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.


NUMBER OF YEARS YOU
OWN YOUR SHARES          1 YEAR    3 YEARS    5 YEARS    10 YEARS

Expenses:                  $110       $342       $593      $1,311

The example assumes:
   --   You invest $10,000 for the periods shown
   --   You redeem at the end of each period
   --   You reinvest all distributions and dividends without a sales charge
   --   The fund's operating expenses have not been capped or
        reduced and remain the same
   --   Your investment has a 5% return each year

MORE ABOUT THE FUNDS' INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

The Risk/Return Summary for each fund describes the fund's investment objective and its principal investment strategies and risks. This section provides some additional information about the funds' investments and certain portfolio management techniques that the funds may use. More information about the funds' investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information (SAI).

EQUITY INVESTMENTS
     The equity oriented funds may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations.

FIXED INCOME
INVESTMENTS
     The Core Bond Fund may invest in all types of fixed income securities. The equity oriented funds may invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

     The credit quality of securities held in a fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a fund treats the security as being rated in the higher rating category. A fund may choose not to sell securities that are downgraded below the fund's minimum accepted credit rating after their purchase.

MORTGAGE-BACKED
SECURITIES
     Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

     Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. A fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

     The Core Bond Fund may use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose a fund to the risk that it will lose money if the additional investments do not produce enough income to cover the fund's dollar roll obligations. In addition, if the adviser's prepayment assumptions are incorrect, a fund may have performed better had the fund not entered into the mortgage dollar roll.

FOREIGN SECURITIES
ALL FUNDS EXCEPT
TAX FREE MONEY
MARKET FUND AND
INTERMEDIATE
MUNICIPAL BOND FUND
     All of the funds except Tax Free Money Market Fund and Intermediate Municipal Bond Fund may invest in U.S. dollar denominated securities of foreign issuers. In addition, International Fund invests primarily, and Tudor Fund may invest to a lesser extent, in securities denominated in foreign currencies.

     Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market

MORE ABOUT THE FUNDS' INVESTMENTS AND RISKS
--------------------------------------------------------------------------------



FOREIGN SECURITIES
(continued)
     liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets. In Europe, Economic and Monetary Union (EMU) and the introduction of a single currency began on January 1, 1999. There are significant political and economic risks associated with EMU, which may increase the volatility of a fund's European securities and present valuation problems.

BELOW INVESTMENT
GRADE SECURITIES
GROWTH AND INCOME
FUND AND TUDOR FUND
     Growth and Income Fund and Tudor Fund may invest in debt securities rated below investment grade by a ratings organization, or if unrated, of comparable quality. These bonds, commonly known as "junk bonds," are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

SECURITIES LENDING
     Each fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a fund will not exceed 33 1/3% of the value of the fund's total assets. A fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.

DERIVATIVE CONTRACTS
ALL FUNDS EXCEPT GOVERNMENT
MONEY MARKET FUND AND TAX FREE
MONEY MARKET FUND
     Each fund except government money market fund and tax free money market fund may, but need not, use derivative contracts for any of the following purposes:

     -- To hedge against adverse changes caused by changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be bought
     -- As a substitute for buying or selling currencies or securities
     -- To enhance the fund's return in non-hedging situations

     Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. Only the international fund and the tudor fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

TEMPORARY
INVESTMENTS
ALL FUNDS EXCEPT
GOVERNMENT
MONEY MARKET FUND
AND TAX
FREE MONEY MARKET
FUND
     Each fund except Government Money Market Fund and Tax Free Money Market Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund were to take a temporary defensive position, it may be unable for a time to achieve its investment goal.

PORTFOLIO
TURNOVER
CORE BOND FUND
AND TUDOR FUND

     The Core Bond Fund and the Tudor Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the funds' performance.


INVESTMENT GOALS
     Each fund's investment goal is not fundamental and may be changed without shareholder approval by the fund's board of trustees. The Tax Free Money Market Fund's policy of investing at least 80% of assets in tax-exempt money market securities is fundamental and may only be changed with the approval of that fund's shareholders. If there is a change in your fund's investment goal, you should consider whether the fund remains an appropriate investment.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------



THE ADVISER
     Weiss, Peck & Greer, L.L.C. Serves as the investment adviser to each of the funds. WPG is headquartered at One New York Plaza, New York, New York 10004, and is a subsidiary of Robeco, a Dutch public limited liability company. Founded in 1929, Robeco is one of the world's oldest asset management organizations.

     Subject to the general supervision of the funds' boards of trustees, WPG manages the funds' portfolios and is responsible for the selection and management of all portfolio investments of each fund in accordance with each fund's investment objective and policies.


THE PORTFOLIO    FUND                           PORTFOLIO MANAGER(S)     SINCE    PAST 5 YEARS' BUSINESS EXPERIENCE
MANAGERS
-------------------------------------------------------------------------------------------------------------------
THE PORTFOLIO    WPG Government Money Market    Daniel S. Vandivort and   1994    Managing director of the adviser.
MANAGERS ARE     Fund                           Thomas J. Girard
PRIMARILY
RESPONSIBLE                                                               1996    Principal of the adviser since 1996. Prior
FOR THE                                                                           thereto, Mr. Girard served as a vice
DAY-TO-DAY                                                                        president and portfolio manager with
OPERATION OF                                                                      Bankers Trust Company.
THE FUNDS
INDICATED        WPG Tax Free Money Market Fund Janet A. Fiorenza        1988     Managing director of the adviser.
BESIDE THEIR
NAMES.           WPG Intermediate Municipal BondS. Blake Miller          1993     Principal of the adviser.
                 Fund

                 WPG Core Bond Fund             Daniel S. Vandivort and  1995     Managing director of the adviser.
                                                Sid Bakst
                                                                         1998     Principal of the adviser. Prior thereto, vice
                                                                                  president and portfolio manager for New York
                                                                                  Life Asset Management.

                 WPG Growth and Income Fund     A. Roy Knutsen           1992     Managing director of the adviser.

                 Weiss, Peck & Greer            Eric Van Der Maarel
                 International Fund                                      1999     Portfolio manager of the adviser since 1999 and
                                                                                  senior Fund portfolio manager of Robeco, the
                                                                                  adviser's parent company since 1990.

                 WPG Tudor Fund                 Laurence Zuriff          1999     Managing director of the adviser.  Prior thereto,
                                                                                  Mr. Zuriff was a vice president of York Capital
                                                                                  Management and a growth equity analyst at Granite
                                                                                  Capital.

                 WPG Quantitative Equity Fund   Daniel J. Cardell        1996     Managing director of the adviser.  Prior thereto,
                                                                                  senior vice president and director of equities for
                                                                                  the Bank of America.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

                           MANAGEMENT FEES PAID DURING THE FISCAL YEAR ENDED
MANAGEMENT FEES PAID       DECEMBER 31, 1998 (AS % OF AVERAGE DAILY NET ASSETS)
BY EACH FUND
        WPG Government Money Market Fund          0.50%
        WPG Tax Free Money Market Fund            0.50%
        WPG Intermediate Municipal Bond Fund      0.29%
        WPG Core Bond Fund                        0.28%

        WPG Growth and Income Fund                 0.75%
        Weiss, Peck & Greer International Fund     0.50%
        WPG Tudor Fund                             0.90%
        WPG Quantitative Equity Fund               0.75%



ADMINISTRATION AND
SERVICE PLANS
CORE BOND FUND AND
INTERNATIONAL FUND
     Core Bond Fund and International Fund have adopted Rule 12b-1 plans for their shares. Under the plans, the funds pay distribution and service fees for the sale of their shares and for administrative and shareholder services in an aggregate amount of up to 0.05% of their average daily net assets. These fees are an ongoing expense and over time will increase the cost of your investment and may cost you more than other types of sales charges. For the year ended December 31, 1998, the International Fund did not pay any fees under its plan and the amount paid by the Core Bond Fund represented less than 0.01% of its average daily net assets.

YEAR 2000 CHALLENGE
     Many computer software systems in use today cannot properly process date-related information after December 31, 1999. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of securities trades, pricing and account servicing for the funds. In addition, the cost of addressing Year 2000 compliance may adversely affect the issues of individual securities held by the funds. The adviser has made Year 2000 compliance a high priority and is taking steps that it believes are reasonably designed to address the Year 2000 Issue for its computer systems. The adviser has also been informed that comparable steps are being taken by the funds' other major service providers. The adviser does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment adviser. However, non-compliant computer systems in general could have a material adverse effect on a fund's business, operations or financial condition. Additionally, a fund's performance could be hurt if a computer system failure at a company or governmental unit affects the prices of portfolio securities.

HOW TO BUY SHARES
--------------------------------------------------------------------------------



IN GENERAL
     You may make an initial purchase of shares of any fund by mail, by wire, or through any authorized securities dealer. Shares of the funds may be purchased on any day on which the New York Stock Exchange is open for business. [YOU WILL FIND AN APPLICATION INCLUDED WITH THIS PROSPECTUS.] A completed and signed application is required for each new account you open with any fund regardless of how you choose to make your initial purchase. The funds reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. All purchases must be made in U.S. dollars and, to avoid fees and delays, all checks must be drawn only on U.S. banks. No cash will be accepted.

INVESTMENT MINIMUMS

ALL FUNDS EXCEPT CORE BOND FUND        CORE BOND FUND       AUTOMATIC INVESTMENT
                                                                  PLAN
-------------------------------        --------------       --------------------

                              UNIFORM GIFTS TO
INVESTMENT     ORDINARY        MINOR (UGMA)    RETIREMENT
               ACCOUNTS         ACCOUNTS        ACCOUNTS              ALL FUNDS


Initial
     Investment    $2,500        $250            $250      $25,000       n/a
Subsequent
     Investment      $100        $100           $100        $5,000       $50

THE FUNDS MAY WAIVE THESE MINIMUMS AT THEIR DISCRETION.

BY MAIL
     You may purchase shares of the funds by mailing the completed application, with your check(s) or money order(s) made payable to the particular fund(s) in which you have chosen to invest, to the funds' transfer agent, First Data Investor Services Group, Inc., Attention: WPG Mutual Funds, P.O. Box 60448, King of Prussia, PA 19406-0448.

BY WIRE
     You may also purchase shares of the funds by wiring your investment to a fund's wire bank account with the funds' custodian. Please call the adviser toll free at 1-800-223-3332 to receive instructions as to how and where to wire your investment. Please remember to return your completed application to the transfer agent, as described above.

THROUGH AN AUTHORIZED
BROKER-DEALER
     Broker-dealers approved by the adviser are authorized to sell you shares of the funds. You also may obtain copies of the application from any such authorized securities dealer. Shares purchased through securities dealers may be subject to transaction fees, no part of which will be received by the funds or the adviser.

IN KIND PURCHASES
     Shares of the funds may be purchased in whole or in part by delivering to the funds' custodian securities determined by the adviser to be suitable for that fund's portfolio.

AUTOMATIC INVESTMENT
PLAN
     The Automatic Investment Plan is a convenient way for you to purchase a fixed dollar amount of shares at regular intervals selected by you. Through the plan, you may automatically transfer funds (minimum of $50 per transaction per fund) from your designated bank account on a monthly or quarterly basis. The plan is not available to shareholders of the Quantitative Equity Fund.

GOOD ORDER
     Orders to buy shares are not considered received until received "in good order." For Government Money Market Fund, the Tax Free Money Market Fund, the Core Bond Fund and the Intermediate Municipal Bond Fund, this means that your investment has been received or converted into federal funds (which, in the case of a check drawn on a bank, may take several days). You will begin to earn dividends on the business day following the date your order is converted to federal funds. For Government Money Market Fund and Tax Free Money Market Fund, if you purchase shares by federal funds wire, you may qualify for a dividend on the same date if your wire is received prior to 12:00 noon Eastern time. For the other funds, receipt of federal funds is not necessary for a request to be in good order.

     If your purchase is cancelled due to nonpayment or because your check does not clear (and as a result, your account must be redeemed), you will be responsible for any loss incurred by the fund(s) affected.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

IN GENERAL
     You may exchange shares of a fund for shares of any other WPG Mutual Fund described in this prospectus provided all accounts are identically registered. Shares exchanged will be valued at their respective net asset values next determined after the receipt of a proper exchange request. Exchange requests may be delayed up to 15 days for shares purchased by check.

BY TELEPHONE
     You may authorize telephone exchanges by marking the appropriate boxes on your account application and providing the information requested in the application. To exchange shares by telephone, simply call 1-800-223-3332 between 9:00 a.m. and 4:00 p.m. Eastern time on any day that the funds are open. Telephone exchange requests made after 4:00 p.m. Eastern time will not be accepted.

     The telephone exchange privilege is not available with respect to (i) shares for which certificates have been issued or (ii) redemptions for accounts requiring supporting legal documents.

BY MAIL
     When making a written exchange request, please provide:

            --  Name of the fund
            --  Account number
            --  Dollar amount or number of shares to exchange
            --  Signature of each owner exactly as account is registered
            -- Your share certificates, if any, properly endorsed
               or with proper powers of attorney o Signature guarantees, if the account in the fund whose shares are being purchased will not be identically registered
            -- Any other documentation required by the transfer agent or adviser

OTHER INFORMATION
ABOUT EXCHANGES
     No sales charge or other fee is imposed on exchanges. An exchange involves a redemption of the shares exchanged and may therefore result in a tax liability for you except, generally, for exchanges from Government Money Market Fund or Tax Free Money Market Fund to another fund. Unless waived by the funds, you must satisfy the initial and subsequent minimum investment for each fund you are exchanging into.

     Certain qualified retirement plans (401(k) and 403(b) plans and other plans but not Individual Retirement Accounts) may exchange their fund shares for shares of the Tomorrow Funds, consisting of Tomorrow Long-Term Retirement Fund, Tomorrow Medium-Term Retirement Fund and Tomorrow Short-Term Retirement Fund. Please call 1-800-223-3332 to obtain a free copy of the Tomorrow Funds' prospectus, including fees and expenses. You should read the Tomorrow Funds' prospectus carefully before requesting any exchange into the Tomorrow Funds.

MORE ABOUT
TELEPHONE
TRANSACTIONS
     The funds may use identification procedures, such as providing written confirmation of telephone exchange and redemption transactions and tape recording of telephone requests, to confirm that a telephone request is genuine. The funds reserve the right to refuse any request made by telephone and may limit the amount involved or the numbers of telephone requests made by any shareholder. (Such exchange or redemption requests may, however, be made in writing in accordance with procedures described below.) During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times, please consider placing your order by mail.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------




IN GENERAL
     Subject to the restrictions outlined below, you may redeem all or any part of your shares in the funds at a price equal to the net asset value next computed following receipt and acceptance of your redemption request by the transfer agent or other fund agent. A redemption is a taxable transaction that may result in a tax liability for you, except, generally, redemptions of the shares of Government Money Market Fund or Tax Free Money Market Fund.

     Except under certain emergency conditions, your redemption payment will be sent to you (net of any required withholding taxes) within three business days after receipt of your written redemption request in proper form by the funds or their agents. If you wish to have your redemption proceeds wired to your checking or bank account, you may so elect. Currently, the transfer agent charges a fee for wire transfers.

     The funds cannot accept requests which specify a particular date or price for redemption or which specify any other special conditions.

BY TELEPHONE
     You may authorize telephone redemptions by marking the appropriate boxes on your account application and providing the information requested in the application. To redeem shares by telephone, simply call 1-800-223-3332 between 9:00 a.m. and 4:00 p.m. Eastern time on any day that the funds are open. Telephone redemption requests made after 4:00p.m. Eastern time will not be accepted. See "More about Telephone Transactions" above.

     The telephone redemption privilege is not available with respect to (i) redemptions in excess of $50,000 during any 30-day period, (ii) accounts that are registered jointly or requiring supporting legal documents or
     (iii) shares for which certificates have been issued. Proceeds from telephone redemptions will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.


BY MAIL
     Unless you are redeeming by telephone or through an authorized broker-dealer, you must submit a written request in "proper form" directly to First Data Investor Services Group, Inc., Attention: WPG Mutual Funds, P.O. Box 60448, King of Prussia, PA 19406-0448. No charge is imposed on any redemption request processed by the transfer agent.

THROUGH AN
AUTHORIZED BROKER-
DEALER
     You may transmit your redemption request to the funds through an authorized broker-dealer. The broker-dealer may charge you a transaction fee for this service.

PROPER FORM
     To be in proper form, your redemption request must include:

               --  Name of the fund
               --  Account number
               --  Dollar amount or number of shares to redeem
               --  Signature of each owner exactly as account is registered
               -- Your share certificates, if any, properly endorsed
                  or with proper powers of attorney
               -- Signature guarantees, if your proceeds are being sent to an address or person other than those listed on the account registration, or if you are redeeming shares represented by certificates
               -- Any other documentation required by the transfer agent
                  or adviser (generally required for redemptions by corporations, estates, trusts, guardianships, custodianships, partnerships, and pension and profit sharing plans)

     If you make a redemption request within 15 days of the date you purchased shares by means of a personal, corporate or government check, the redemption payment will be held until the check has cleared (up to 15 days). Nevertheless, the shares redeemed will be priced for redemption at the price next determined after receipt of your redemption request. You can avoid the inconvenience of this check clearing period by purchasing shares with a certified, treasurer's or cashier's check, or with a federal funds or bank wire.

SYSTEMATIC
WITHDRAWAL PLAN
     The systematic withdrawal plan allows you to establish automatic monthly or quarterly transfers of a fixed amount ($50 or more) from your account(s) in the fund(s) to you or your designated bank account. You must have a minimum balance of $15,000 in a fund account to use this feature.

OTHER SHAREHOLDER SERVICE INFORMATION
--------------------------------------------------------------------------------


SHAREHOLDER
INQUIRIES
     If you have any questions about the funds or the shareholder services described below, please call the funds at 1-800-223-3332. Written inquiries should be sent to First Data Investor Services Group, Inc., Attention: WPG Mutual Funds, P.O. Box 60448, King of Prussia, PA 19406-0448.

     The funds may amend the shareholder services described in this prospectus or change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may discontinue any service you select, provided that with respect to the automatic investment and systematic withdrawal plans, the funds' transfer agent receives your notification to discontinue such service(s) at least ten days before the next scheduled investment or withdrawal date.

CONFIRMATIONS,
SHAREHOLDER
STATEMENTS
AND REPORTS
     Each time you buy or sell shares you will receive a confirmation statement for that transaction. In addition, following each distribution from your fund, you will receive a shareholder statement reflecting any reinvestment of a dividend or distribution in shares of the fund, including your current share balance with the fund. The funds will also send you shareholder reports no less frequently than semi-annually. You also will receive, shortly after year-end, tax information about your account(s) with each fund.

CHECKWRITING
SERVICE
     Checkwriting is available for shareholders of the Government Money Market Fund and Tax Free Money Market Fund. There is no charge for this service. The minimum amount of each check must be $500. The checkwriting service may not be used for a complete redemption of your account. If the amount of the check is greater than the value of your account, the check will be returned unpaid. In addition, checks written on amounts subject to the 15-day check clearing period, described below under "How to Redeem Shares," will be returned unpaid. The application for this service is included with this prospectus. All notices with respect to checks must be given to the funds' transfer agent. The checkwriting service is not available for Individual Retirement Accounts or other retirement accounts.

THE SWEEP
PROGRAM
     The sweep program is a convenient way for you to invest automatically excess credit balances in any of your brokerage accounts with Weiss, Peck & Greer in shares of the Government Money Market Fund or the Tax Free Money Market Fund. Under the Sweep Program, if you have a brokerage account with Weiss, Peck & Greer you may elect to have credit balances automatically invested in shares of the Government Money Market Fund or Tax Free Money Market Fund. Weiss, Peck & Greer will transmit orders for the purchase of a fund's shares on the same day that excess credit balances are available in your brokerage account. To obtain further information concerning this service, please call 1-800-223-3332.

MINIMUM
ACCOUNT SIZE
     Due to the relatively high cost of maintaining smaller accounts, the funds may redeem shares in any account if, as the result of redemptions, the value of that account drops below $100 ($15,000 for the Core Bond Fund.) You will be allowed at least 60 days, after written notice by the funds, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed.

EXCESSIVE TRADING
     To protect shareholders, the funds have adopted a trading policy limiting the number of exchanges and purchase/redemption transactions (as described below) by any one shareholder account (or group of accounts under common management) to a total of six such transactions per year. This trading policy applies to: (i) exchanges into or out of any fund described in this prospectus (other than between certain fixed income funds), and
     (ii) any pair of transactions involving a purchase of shares of any one fund followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of that same fund. If you violate this policy, your future purchases of, or exchanges into, the funds may be permanently refused. This trading policy does not prohibit you from redeeming shares of any fund. The funds may waive the trading policy in their discretion.

SIGNATURE
GUARANTEES
     You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.

SHARE PRICE
--------------------------------------------------------------------------------


HOW SHARES OF THE
FUNDS ARE VALUED
     Each fund's net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time, every day the Exchange is open for regular trading. In addition, Government Money Market Fund and Tax Free Money Market Fund calculate their net asset values per share as of 12:00 p.m. Eastern time on those days on which the Exchange is open for regular trading and on which a purchase order for fund shares and related federal funds wire is received prior to 12:00 p.m. Eastern time. The net asset value per share, calculated as described below, is effective for all orders received in good order (as previously described) by the funds or their agents prior to the close of regular trading on the Exchange for that day. Orders received by the funds or their agents after the close of regular trading on the Exchange or on a day when the Exchange is not open for business will be priced at the net asset value per share next computed. The Exchange is generally open Monday through Friday except for most national holidays.

     The net asset value (NAV) of each fund's shares is determined by adding the value of all securities, cash and other assets of the fund, subtracting liabilities (including accrued expenses and dividends payable), and dividing the result by the total number of outstanding shares in the fund.

     For the Government Money Market Fund and the Tax Free Money Market Fund, securities are valued using the "amortized cost" method, which does not consider fluctuations in the market value of the funds' portfolio securities. Instead the securities are valued at cost, and then marked up or down each day, at a constant rate, to eliminate any discount or premium over time, until the security reaches its full maturity. This method provides certainty in valuation, but it may result in periods where the "amortized cost" method results in a valuation that is higher or lower than the price the Government Money Market Fund or the Tax Free Money Market Fund would receive if the fund sold the security. The Board of Trustees has established procedures to monitor any such deviation between amortized cost and market value and to take corrective action should the deviation exceed specified amounts.

     For purposes of calculating each other fund's NAV, securities (other than certain money market instruments) are valued primarily based on market quotations. If market quotations are not available, then the fair value of the securities is determined by a valuation committee appointed by the Board of Trustees. When the values of securities in the International Equity Fund's portfolio have been materially affected by events occurring after the close of a foreign securities exchange, the fund may price those securities at fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. The funds may use pricing services to value bonds and other fixed income investments. Money market instruments with a remaining maturity of 60 days or less at the time of purchase are generally valued at amortized cost.

SHARE
CERTIFICATES
     The Government Money Market Fund, Tax Free Money Market Fund, Municipal Bond Fund, Core Bond Fund and Quantitative Equity Fund will not issue share certificates. Each other fund will not issue share certificates unless you have been a shareholder of the fund for at least 30 days and you specifically request share certificates in writing. The funds will issue certificates only for full shares. Most shareholders elect not to receive share certificates. If you lose a share certificate you may incur an expense to replace it.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------



DIVIDENDS AND
DISTRIBUTIONS
     The funds normally pay dividends and distribute capital gains, if any, as follows:


                  FUND               INCOME DIVIDEND DISTRIBUTIONS     CAPITAL GAIN    DISTRIBUTIONS ARE
                                                                       DISTRIBUTIONS     PRIMARILY FROM
WPG Government Money Market Fund          Monthly (declared daily)       Annually*           Income
WPG Tax-Free Money Market Fund            Monthly (declared daily)       Annually*           Income
WPG Intermediate Municipal Bond Fund      Monthly (declared daily)       Annually            Income
WPG Core Bond Fund                        Monthly (declared daily)       Annually            Income
WPG Growth and Income Fund                        Annually               Annually             Both
WPG Tudor Fund                                    Annually               Annually         Capital gain
Weiss, Peck & Greer International Fund            Annually               Annually         Capital gain
WPG Quantitative Equity Fund                      Annually               Annually         Capital gain

-------------------
*These funds do not expect to make any capital gain distributions.


     The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid federal tax. Unless you instruct otherwise, capital gain distributions and dividends are reinvested in additional fund shares of the same class that you hold. The funds' distributions and dividends (except for "exempt-interest dividends" paid by Tax Free Money Market Fund or Intermediate Municipal Bond Fund), whether received in cash or reinvested in additional fund shares, are subject to federal income tax. You do not pay a sales charge on reinvested distributions or dividends.

TAXES
     In general, distributions and share transactions are taxed as follows:

TRANSACTION                              FEDERAL INCOME TAX STATUS

Redemption or exchange of shares         Usually capital gain or loss (except
                                         usually no gain or loss for Tax Free
                                         Money Market Fund and Government Money
                                         Market Fund); long-term only if shares
                                         owned more than one year

Long-term capital gain distributions     Long-term capital gain

Short-term capital gain distributions    Ordinary income

Dividends                                Ordinary income (for all funds except
                                         Tax-Free Money Market Fund and
                                         Intermediate Municipal Bond Fund)*

--------------------
*Tax-Free Money Market Fund and Intermediate Municipal Bond Fund intend to distribute the interest they earn on tax-exempt municipal securities as "exempt-interest dividends," which are excludable from gross income for federal income tax purposes but may be subject to state and local income tax. These funds' distributions from other sources, if any, would be taxable as described above.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a taxable dividend (other than a dividend declared daily), because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the funds will provide you with information about the distributions and dividends that you received and any reportable redemptions of shares during the previous year. If you do not provide a fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends (other than exempt-interest dividends), and, except for redemptions of shares of Tax Free Money Market Fund and Government Money Market Fund, redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE PERFORMANCE OF THE FUNDS FOR THE PAST FIVE YEARS. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE SHARE. TOTAL RETURNS REPRESENT THE RATE THAT A SHAREHOLDER WOULD HAVE EARNED (OR LOST) ON A FUND SHARE ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE INFORMATION IN THE FOLLOWING TABLES WAS AUDITED BY KPMG LLP, INDEPENDENT AUDITORS, WHOSE REPORT, ALONG WITH THE FUNDS' FINANCIAL STATEMENTS ARE INCLUDED IN THE ANNUAL REPORT (AVAILABLE UPON REQUEST).


WEISS, PECK & GREER MUTUAL FUNDS
Financial Highlights

                                                                            (for the years ended December 31)

$ per share                                                                                                           RATIOS
                         NET      TOTAL                                                                         RATIO OF
                       REALIZED  INCOME/           DISTRI-                                                        NET
         NET    NET      AND      LOSS   DIVIDENDS BUTIONS                      NET              NET            INVESTMENT
        ASSET  INVEST-  UNREAL-  FROM IN-  FROM      FROM                      ASSET           ASSETS AT  RATIO  INCOME/
      VALUE AT  MENT     IZED    VESTMENT  NET       NET     TOTAL   CONTRI- VALUE AT           END OF   EXPENSES (LOSS) PORTFOLIO
     BEGINNING INCOME  GAINS OR   OPERA-  INVEST-  REALIZED DISTRI-  BUTIONS  END OF    TOTAL    YEAR      TO      TO     TURNOVER
      OF YEAR  (LOSS)  (LOSSES)   TIONS    MENT     GAINS    TIONS   CAPITAL   YEAR    RETURN   (000'S)  AVERAGE AVERAGE T  RATE
                          ON              INCOME                                                           NET     NET
                       SECURITIES                                                                        ASSETS  ASSETS
----------------------------------------------------------------------------------------------------------------------------------


TUDOR
1998    $21.90   ($0.02)  ($4.86)  ($4.88)   $0.00   ($1.28)   ($1.28)  $0.00   $15.74  (22.01%)  $86,817   1.28%   (0.22%)  143.6%
1997     23.28     0.06     2.46     2.52     0.00    (3.90)    (3.90)   0.00    21.90   11.11    166,459   1.24    (0.44)   106.3
1996     22.95    (0.14)    4.41     4.27     0.00    (3.94)    (3.94)   0.00    23.28   18.82    181,370   1.25    (0.57)   105.4
1995     19.34    (0.10)    8.03     7.93     0.00    (4.32)    (4.32)   0.00    22.95   41.18    165,534   1.30    (0.47)   123.1
1994     23.40    (0.13)   (2.14)   (2.27)    0.00    (1.79)    (1.79)   0.00    19.34   (9.81)   144,207   1.28    (0.62)   109.1

GROWTH AND INCOME
1998     35.11     0.26     9.38     9.64    (0.26)   (3.85)    (4.11)   0.00    40.64   27.51    160,698   1.04     0.71     64.6
1997     29.32     0.24    10.30    10.54    (0.24)   (4.51)    (4.75)   0.00    35.11   36.27    117,146   1.06     0.88     69.6
1996     26.02     0.24     6.11     6.35    (0.39)   (2.66)    (3.05)   0.00    29.32   24.42     82,937   1.15     1.50     75.8
1995     21.36     0.51     6.44     6.95    (0.53)   (1.76)    (2.29)   0.00    26.02   32.73     67,357   1.22     2.10     79.4
1994     23.34     0.56    (1.83)   (1.27)   (0.62)   (0.09)    (0.71)   0.00    21.36   (5.47)    61,045   1.23     2.49     71.9

QUANTITATIVE EQUITY
1998      5.84     0.05     1.46     1.51    (0.06)   (1.50)   (1.56)    0.00     5.79   26.71     73,884   1.06     0.49     89.4
1997      5.89     0.08     1.42     1.50    (0.08)   (1.47)   (1.55)    0.00     5.84   25.47    96,055    1.03     1.03     77.7
1996      6.85     0.16     1.13     1.29    (0.15)   (2.10)   (2.25)    0.00     5.89   18.51    102,450   0.95     1.52     60.8
1995      5.44     0.13     1.70     1.83    (0.12)   (0.30)   (0.42)    0.00     6.85   33.37    133,201   1.00     2.00     26.1
1994      5.58     0.13    (0.11)    0.02    (0.11)   (0.05)   (0.16)    0.00     5.44    0.34     73,484   1.14     2.36     46.8

INTERNATIONAL
1998     10.15     0.00     1.65     1.65     0.00    (2.55)    (2.55)   0.00     9.25   16.28      6,375   2.35     0.06     98.8
1997     10.29     0.01     0.29     0.30    (0.01)   (0.43)    (0.44)   0.00    10.15    2.89      8,555   1.89     0.02     55.1
1996     11.01    (0.07)    0.57     0.50    (0.04)   (1.18)    (1.22)   0.00    10.29    4.64     13,161   1.71     0.31     85.2
1995     10.93     0.04     1.15     1.19    (0.15)   (0.96)    (1.11)   0.00    11.01   10.92     14,194   1.74     0.39     55.9
1994     11.72     0.01    (0.75)   (0.74)    0.00    (0.05)    (0.05)   0.00    10.93   (6.32)    17,102   1.95     0.12     69.8

WEISS, PECK & GREER MUTUAL FUNDS
FINANCIAL HIGHLIGHTS

                                                                            (for the years ended December 31)

$ per share                                                                                                           RATIOS
                         NET      TOTAL                                                                         RATIO OF
                       REALIZED  INCOME/           DISTRI-                                                        NET
         NET    NET      AND      LOSS   DIVIDENDS BUTIONS                      NET              NET            INVESTMENT
        ASSET  INVEST-  UNREAL-  FROM IN-  FROM      FROM                      ASSET           ASSETS AT  RATIO  INCOME/
      VALUE AT  MENT     IZED    VESTMENT  NET       NET     TOTAL   CONTRI- VALUE AT           END OF   EXPENSES (LOSS) PORTFOLIO
     BEGINNING INCOME  GAINS OR   OPERA-  INVEST-  REALIZED DISTRI-  BUTIONS  END OF    TOTAL    YEAR      TO      TO     TURNOVER
      OF YEAR  (LOSS)  (LOSSES)   TIONS    MENT     GAINS    TIONS   CAPITAL   YEAR    RETURN   (000'S)  AVERAGE AVERAGE T  RATE
                          ON              INCOME                                                           NET     NET
                       SECURITIES                                                                        ASSETS  ASSETS
----------------------------------------------------------------------------------------------------------------------------------

CORE BOND
1998     $9.34    $0.54    $0.30    $0.84   ($0.54)   $0.00    ($0.54)  $0.00    $9.64    9.26%  $139,463   0.50%    5.71%   684.9%
1997      9.19     0.51     0.15     0.66    (0.51)    0.00     (0.51)   0.00     9.34    7.37    108,443   0.86     5.56    330.3
1996      9.38     0.64    (0.29)    0.35    (0.54)    0.00     (0.54)   0.00     9.19    3.85    120,804   0.81     5.87    333.1
1995      8.83     0.60     0.54     1.14    (0.59)    0.00     (0.59)   0.00     9.38   13.25    171,578   0.82     6.52    375.0
1994     10.37     0.68    (1.56)   (0.88)   (0.64)   (0.02)    (0.66)   0.00     8.83   (8.70)   216,364   0.80     7.18    115.9

INTERMEDIATE MUNICIPAL BOND
1998     10.45     0.45     0.14     0.59    (0.47)   (0.02)    (0.49)   0.00    10.55    5.72     25,341   0.85     4.23     45.7
1997     10.14     0.47     0.31     0.78    (0.47)    0.00     (0.47)   0.00    10.45    7.85     23,508   0.85     4.55     39.8
1996     10.20     0.48    (0.06)    0.42    (0.48)    0.00     (0.48)   0.00    10.14    4.20     15,214   0.85     4.72     44.4
1995      9.51     0.44     0.69     1.13    (0.44)    0.00     (0.44)   0.00    10.20   12.05     12,730   0.85     4.38     51.2
1994     10.15     0.41    (0.64)   (0.23)   (0.41)    0.00     (0.41)   0.00     9.51   (2.29)    14,005   0.85     4.20     30.9

GOVERNMENT MONEY MARKET
1998      1.00     0.05     0.00     0.05    (0.05)    0.00     (0.05)   0.00     1.00    4.80    428,443   0.73     4.62      N/A
1997      1.00     0.05     0.00     0.05    (0.05)    0.00     (0.05)   0.00     1.00    4.76    207,817   0.81     4.68      N/A
1996      1.00     0.04     0.00     0.04    (0.04)    0.00     (0.04)   0.00     1.00    4.56    152,786   0.83     4.48      N/A
1995      1.00     0.05     0.00     0.05    (0.05)    0.00     (0.05)   0.00     1.00    5.16    131,210   0.82     5.06      N/A
1994      1.00     0.04    (0.01)    0.03    (0.04)    0.00     (0.04)   0.01     1.00    3.58    188,197   0.80     3.54      N/A

TAX FREE MONEY MARKET
1998      1.00     0.03     0.00     0.03    (0.03)    0.00     (0.03)   0.00     1.00    3.05    131,268   0.75     3.01      N/A
1997      1.00     0.03     0.00     0.03    (0.03)    0.00     (0.03)   0.00     1.00    3.23    130,083   0.74     3.17      N/A
1996      1.00     0.03     0.00     0.03    (0.03)    0.00     (0.03)   0.00     1.00    3.14    117,423   0.72     3.10      N/A
1995      1.00     0.04     0.00     0.04    (0.04)    0.00     (0.04)   0.00     1.00    3.63    121,754   0.76     3.56      N/A
1994      1.00     0.03     0.00     0.03    (0.03)    0.00     (0.03)   0.00     1.00    2.61    152,501   0.73     2.59      N/A




WEISS, PECK & GREER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

     The Advisor agreed to reimburse other operating expenses and not to impose its full fee for certain periods. Had the Adviser not so agreed, and had the Funds not received a custody fee earnings credit, the total return would have been lower and the ratio of expenses to average net assets and ratio of net investment income to average net assets would have been:

                                                     Ratio of
                                                        Net
                                       Ratio of     Investment
                                       Expenses       Income
                                      to Average    to Average
                                      Net Assets    Net Assets

         QUANTITATIVE EQUITY
                           1998           1.07%         0.48%
         INTERNATIONAL
                           1998           2.38%         0.03%
                           1997           1.92%        (0.01%)
                           1996           1.76%         0.26%
                           1995           1.76%         0.39%
                           1994           2.35%        (0.28%)
         CORE BOND
                           1998           0.89%         5.32%

         INTERMEDIATE MUNICIPAL BOND
                           1998           1.06%         4.02%
                           1997           1.15%         4.25%
                           1996           1.01%         4.56%
                           1995           0.97%         4.25%
                           1994           1.45%         3.60%

         TAX FREE MONEY MARKET
                           1998           0.76%         3.00%

     For the Tudor, Growth and Income, Government Money Market Funds custody fee earnings credit had an effect of less than 0.01% per share on the above ratios. The custody fee earnings credit had an effect of less than 0.01% on the above ratios in 1994, 1995, 1996 and 1997 for the Quantitatvie Equity, Core Bond, Intermediate Municipal Bond and Tax Free Money Market Funds.

--------------------------------------------------------------------------------



                               WEISS, PECK & GREER
                                  MUTUAL FUNDS


--------------------------------------------------------------------------------


FOR MORE INFORMATION

If you want more information about the Weiss, Peck & Greer Mutual Funds, the following documents are available upon request:

SHAREHOLDER REPORTS

Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) provides more detailed information about each fund. It is incorporated into this prospectus by reference.


Investment Company Act file numbers         811-
------------------------------------------------
Government Money Market Fund
Tax-free Money Market Fund
Intermediate Municipal Bond Fund
Core Bond Fund
Quantitative Equity Fund                    4404
------------------------------------------------
Growth And Income Fund                      1447
------------------------------------------------
Tudor Fund                                  1745
------------------------------------------------
International Fund                          5759
------------------------------------------------

HOW TO OBTAIN THIS INFORMATION

You may get free copies of the funds' shareholder reports and the SAI by contacting the funds at:

   Address:    WPG Mutual Funds
               c/o First Data Investor Services Group, Inc.
               P.O. Box 60448
               King of Prussia, PA 19406-0448

   Telephone:   1-800-223-3332

You can review the funds' shareholder reports, prospectus and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of these documents for free from the SEC's website at HTTP://WWW.SEC.GOV, or for a fee by writing to or calling:

   Address:    Public Reference Room
               Securities and Exchange Commission
               Washington, D.C. 20549-6009

   Telephone:   1-800-733-0330







--------------------------------------------------------------------------------

IF SOMEONE MAKES A STATEMENT THAT IS NOT IN THIS PROSPECTUS ABOUT ANY OF THE FUNDS, YOU SHOULD NOT RELY UPON THAT INFORMATION. NEITHER THE FUNDS NOR THEIR DISTRIBUTOR IS OFFERING TO SELL SHARES OF THE FUNDS TO ANY PERSON TO WHOM THE FUNDS MAY NOT LAWFULLY SELL THEIR SHARES.

                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND
                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                               WPG CORE BOND FUND
                           WPG GROWTH AND INCOME FUND
                                 WPG TUDOR FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                          WPG QUANTITATIVE EQUITY FUND
                               One New York Plaza
                            New York, New York 10004
                                 (800) 223-3332


                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1999


         This combined Statement of Additional Information (SAI) is not a prospectus, but expands upon and supplements the information contained in the combined prospectus dated May 1, 1999, as amended and/or supplemented from time to time, of WPG Government Money Market Fund, WPG Tax Free Money Market Fund, WPG Intermediate Municipal Bond Fund, WPG Core Bond Fund, WPG Growth and Income Fund, WPG Tudor Fund, Weiss, Peck & Greer International Fund, and WPG Quantitative Equity Fund.

         This Statement of Additional Information should be read in conjunction with the fund's prospectus. Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. Investors can obtain free copies of reports and prospectuses by contacting the funds at the phone number above. Each fund's financial statements, which are included in the 1998 annual reports to shareholders, are incorporated by reference into this SAI.


THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


The Funds' Investment Objectives, Policies and Techniques......................1
Investment Restrictions ......................................................23
Advisory, Subadvisory and Administrative Services ............................33
Trustees and Officers ........................................................44
How to Purchase Shares .......................................................54
Redemption of Shares .........................................................56
Net Asset Value ..............................................................57
Investor Services ............................................................59
Dividends, Distributions and Tax Status ......................................61
Portfolio Brokerage ..........................................................70
Portfolio Turnover ...........................................................74
Organization .................................................................75
Custodian ....................................................................76
Transfer Agent ...............................................................76
Legal Counsel ................................................................77
Independent Auditors .........................................................77
Calculation of Performance Data ..............................................77
Financial Statements .........................................................82
Appendix A - Bond Ratings and Glossary ......................................A-1
Appendix B - Investors Services..............................................B-1

                              THE FUNDS' INVESTMENT
                            OBJECTIVES, POLICIES AND
                                   TECHNIQUES


       The WPG Government Money Market Fund (the "Government Money Market Fund"), WPG Tax Free Money Market Fund (the "Tax Free Money Market Fund"), WPG Intermediate Municipal Bond Fund (the "Municipal Fund"), WPG Core Bond Fund (the "Core Bond Fund"), WPG Growth and Income Fund (the "Growth and Income Fund"), WPG Tudor Fund (the "Tudor Fund"), Weiss, Peck & Greer International Fund (the "International Fund"), and WPG Quantitative Equity Fund (the "Quantitative Fund") each have their own investment objective and investment policies. Tax Free Money Market Fund and Government Money Market Fund are sometimes referred to herein as the "Money Market Funds".

     Weiss, Peck & Greer, L.L.C. (the "Adviser") serves as each fund's investment adviser and administrator.

       Each fund is a diversified, open-end, management investment company (or series thereof). The investment objectives, policies and restrictions of each fund may be changed or altered by the Board of Trustees of their respective fund (each, a "Board" and collectively, the "Boards") without shareholder approval, except to the extent such policies and restrictions have been adopted as fundamental. See "Investment Restrictions." The securities in which each fund may invest and certain other investment policies are further described in the prospectus. There can be no assurance that any of the funds' investment objectives will be achieved.

       The Appendix to this SAI contains a description of the quality categories of corporate bonds and municipal obligations in which the funds may invest and a Glossary describing some of the funds' investments.

GOVERNMENT MONEY MARKET FUND

       In addition to the types of investments described in the prospectus, the Government Money Market Fund may invest in the following types of money market instruments:

(1) Short-term obligations, including certificates of deposit, loan participations, bankers' acceptances and time deposits of banks and savings and loan associations whose deposits are federally insured and that have total assets in excess of $1 billion (except that obligations of smaller institutions may be held in amounts not exceeding federal insurance coverage);

(2) Short-term corporate obligations, including notes and bonds with remaining actual or effective maturities of 13 months or less;

(3) Commercial paper (unsecured promissory notes having maturities of nine months or less) issued by corporations and finance companies;

(4) U.S. dollar-denominated obligations of foreign issuers. Up to 20% of the Government Money Market Fund's assets may be invested in obligations of foreign branches of U.S. banks (Eurodollar obligations) and U.S. branches of foreign banks (Yankee dollar obligations), if in the opinion of the Adviser such obligations are of comparable quality to obligations of domestic banks the fund may purchase; and

(5) Privately issued obligations collateralized by a portfolio of U.S. Government securities or by a portfolio of privately issued asset-backed securities.

       Certain of these money market securities may have adjustable or floating rates of interest or periodic demand features.

TAX FREE MONEY MARKET FUND

       Although it has no current intention of doing so, the Tax Free Money Market Fund may, under normal market circumstances, invest up to 20% of its net assets in obligations the interest on which is subject to regular federal income tax. To the extent the fund invests in these securities, a portion of the income the fund receives and distributes to shareholders would be subject to regular federal, as well as state and local, income tax. The fund's distributions from its tax-exempt interest income may also be subject to alternative minimum tax and/or state and local income taxes. Such taxable short-term obligations will be of the same type as are permissible investments for the Government Money Market Fund.

MUNICIPAL FUND

       As a temporary defensive measure during times of adverse market conditions, the Municipal Fund may invest up to 50% of its assets in (a) corporate commercial paper and other short-term commercial obligations rated Prime-1 or MIG by Moody's Investors Service, Inc. ("Moody's") or A-1 or AAA by Standard & Poor's Ratings Group ("Standard & Poor's"); (b) obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with $1 billion or more of assets; (c) U.S. Government securities; and (d) other taxable investment grade securities. Distributions from the income earned on those investments would be taxable to shareholders.

"SPECIAL SITUATIONS"

       The Tudor Fund may invest in "Special Situations" as defined in, and subject to, its fundamental investment restriction set forth under "Investment Restrictions." Since every Special Situation involves, to some extent, a break with past experience, the uncertainties in the appraisal of future value and the risk of possible loss of capital are greater than in the experienced, well-established companies carrying on business according to long-established patterns. The market price of a Special Situation may decline significantly if an anticipated development does not materialize. For the very same reasons, however, the fund believes that if a Special Situation is carefully studied by the Adviser and an investment is made at the appropriate time, maximum appreciation may be achieved.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

       Subject to its investment restrictions and policies, each fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. A repurchase agreement is an agreement under which a fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by a fund. The repurchase price may be higher than the purchase price, the difference being income to the fund, or the purchase and repurchase price may be the same, with interest at a stated rate due to the fund together with the repurchase price on repurchase. In either case, the income to the fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to each fund's respective limitation on investments in illiquid securities.

       Repurchase agreements are considered by the Securities and Exchange Commission (the "SEC") to be loans by the purchaser collateralized by the underlying securities. For the Government Money Market Fund and the Tax Free Money Market Fund, the underlying security must be either a U.S. Government security or a security rated in the highest rating category. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary U.S. Government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the funds may invest. The funds will monitor the value of the underlying securities throughout the term of the agreement to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a fund. Each fund will maintain a segregated account with the Custodian for the securities and other collateral, if any, acquired under a repurchase agreement with a broker-dealer for the term of the agreement.

       In addition to the risk of the seller's default or a decline in value of the underlying security, a fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a fund not within the control of that fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that a fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the funds acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures.

       The Core Bond Fund may enter into reverse repurchase agreements with domestic banks or broker-dealers, subject to its policies and restrictions. Under a reverse repurchase agreement, the fund sells a security held by it and agrees to repurchase the instrument on a specified date at a specified price, which includes interest. The fund will use the proceeds of a reverse repurchase agreement to purchase other securities which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The Core Bond Fund will enter into reverse repurchase agreements only when the Adviser believes the interest income and fees to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

     Under the Investment Company Act of 1940, as amended (the "1940 Act"), reverse repurchase agreements may be considered borrowings by the seller. The Core Bond Fund may not enter into a reverse repurchase agreement if as a result its current obligations under such agreements would exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).


       In connection with entering into reverse repurchase agreements, the fund will segregate U.S. Government securities, cash or cash equivalents with an aggregate current value sufficient to repurchase the securities or equal to the proceeds received upon the sale, plus accrued interest.

FOREIGN SECURITIES


       The International Fund invests primarily, and the Tudor Fund may invest, in securities of foreign issuers. The Government Money Market Fund, the Core Bond Fund, Growth and Income Fund and Quantitative Fund may also invest in securities of foreign issuers that are denominated in U.S. dollars. Investment in foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investment in U.S. issuers.

       Since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Although fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, the funds will endeavor to achieve the most favorable net results on their foreign portfolio transactions.

       There is generally less government supervision and regulation of stock exchanges, brokers and listed companies in foreign countries than in the United States. In some foreign transactions there may be a greater risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign custodian. The U.S. dollar value of foreign securities will be favorably or adversely affected by exchange rate fluctuations between the dollar and the applicable foreign currency. A fund will incur costs in converting foreign currencies into U.S. dollars.


INVESTING IN EMERGING MARKETS

       The International Fund may invest in countries with emerging economies or securities markets.


     MARKET CHARACTERISTICS. Debt securities of most emerging markets issuers may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that the fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

       Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in settlement could result in temporary periods when a portion of the fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability of the fund to the purchaser.



       Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

       ECONOMIC, POLITICAL AND SOCIAL FACTORS. Emerging markets may be subject to a greater degree of economic, political and social instability that could significantly disrupt the principal financial markets than are the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.


       RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the fund.

EURODOLLAR AND YANKEE DOLLAR INVESTMENTS

       The funds may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

DEPOSITORY RECEIPTS

       With respect to certain foreign securities, the funds may purchase depository receipts of all kinds, including American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs) and International Depository Receipts (IDRs). ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. EDRs, GDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, and evidence ownership of non-U.S. securities. ADRs are traded on domestic exchanges or in the U.S. over-the-counter (OTC) market and, generally, are in registered form. EDRs, GDRs and IDRs are traded on non-U.S. exchanges or in non-U.S. OTC markets and, generally, are in bearer form. Investments in ADRs have certain advantages over direct investment in the underlying non-U.S. securities because (i) ADRs are U.S. dollar-denominated investments which are registered domestically, easily transferable, and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. To the extent a fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.


RISK CONSIDERATIONS OF MEDIUM GRADE SECURITIES

     Obligations in the lowest investment grade (I.E., BBB or Baa), referred to as "medium grade" obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by a fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the fund should continue to hold the security. However, at no time may the Municipal Fund have more than 5% of its net assets invested in securities rated below investment grade as a result of such downgrades.

RISK CONSIDERATIONS OF LOWER RATED SECURITIES

       The Growth and Income Fund and Tudor Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody's or B by Standard & Poor's (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in a fund's portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severally disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.


       High yield fixed income securities (commonly known as "junk bonds") are considered speculative investments and, while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured.

       The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a fixed income security owned by a fund defaulted, the fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and a fund's net asset value, to the extent it holds such securities.

     High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security's value will decrease in a rising interest rate market, as will the value of a fund's assets, to the extent it holds such fixed income securities.

       In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser's ability to accurately value such securities and a fund's assets and on the fund's ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

       New laws and proposed new laws may have an impact on the market for high yield securities. For example, legislation requiring federally-insured savings and loan associations to divest their investments in high yield securities could have an adverse effect on a fund's net asset value and investment practices, to the extent it holds such securities.

       Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, a fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security's liquidity so the fund can meet redemption requests.


FORWARD COMMITMENT AND WHEN-ISSUED TRANSACTIONS

       Each fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. A fund will not enter into such transactions for the purpose of leverage.

     When-issued purchases and forward commitments enable a fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

       The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a fund's net asset value starting on the date of the agreement to purchase the securities, and the fund is subject to the rights and risks of ownership of the securities on that date. A fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a fund may agree to a longer settlement period.

       A fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a fund may dispose of or renegotiate a commitment after it is entered into. A fund also may sell securities it has committed to purchase before those securities are delivered to the fund on the settlement date. A fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

       When a fund purchases securities on a when-issued or forward commitment basis, the fund or the Custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the fund's purchase commitments. These procedures are designed to ensure that the fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.


LOANS OF PORTFOLIO SECURITIES

     Subject to its investment restrictions, each fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange, Inc. give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.


       At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     WRITING COVERED OPTIONS. The Core Bond Fund, Growth and Income Fund, Tudor Fund, International Fund and Quantitative Fund may each write covered call and (except Growth and Income Fund) put options on any securities in which it may invest or on any securities index based on securities in which it may invest. In addition, International Fund may write call and put options on currencies. A fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that the fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a fund may forego the opportunity to profit from an increase in the market price of the underlying security.

       A put option written by a fund obligates the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

       All call and put options written by a fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which, in the case of the International Fund, may be quoted or denominated in any currency, in a segregated account noted on the fund's records or maintained by the fund's custodian with a value at least equal to the fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

       A fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

       A fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

       The funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. A fund may also cover call and put options on a securities index by using the other methods described above.

       PURCHASING OPTIONS. The Core Bond Fund, Tudor Fund, International Fund and Quantitative Fund may each purchase put and call options on any securities in which it may invest or on any securities index based on securities in which it may invest, and a fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased. In addition, the International Fund may purchase put and call options on currencies.

       A fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

       A fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

       Transactions by a fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


       WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. The International Fund may write covered put and call options and purchase put and call options on foreign currencies to seek to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

       A call option written by the fund obligates the fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by the fund obligates the fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that the fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

       The fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

       The fund would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the fund are denominated or quoted. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

     The fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of the fund's portfolio securities due to currency exchange rate fluctuations. The fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

       RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. Although the funds may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the securities index at prices which may not reflect current market values or exchange rates; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500 Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by a fund may not exactly match the composition of the securities index on which options are written. If the forecasts of the Adviser or HSAM regarding movements in securities prices, interest rates or currency exchange rates are incorrect, a fund's investment results may have been better without the hedge transactions.

       There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


       The fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, a fund's ability to enter such options will be subject to the fund's limitation on investments on illiquid securities.


       The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

       To seek to increase total return or to hedge against changes in interest rates, securities prices or, in the case of the International Fund (but only for hedging purposes), currency exchange rates, Core Bond Fund, Tudor Fund, International Fund and Quantitative Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies (in the case of the International Fund) and any other financial instruments and indices. A fund will engage in futures and related options transaction only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

       FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The International Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

       Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

       HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (in the case of the International Fund) foreign currency rates that would adversely affect the U.S. dollar value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the International Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

       On other occasions, a fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

       The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a fund intends to purchase. However, the fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The funds will incur transaction costs in connection with the writing of options on futures.

       The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

       OTHER CONSIDERATIONS. The funds will engage in futures and related options transactions only for bona fide hedging or, except for purchases or sales by the International Fund of futures on currencies, to seek to increase total return as permitted by the CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or securities or instruments which it expects to purchase. Except as stated below, a fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the fund owns or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

       As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits a fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of the fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each fund will engage in transactions in currency forward contracts, futures contracts and options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes. See "Taxation."

       Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the International Fund to purchase securities or currencies, require the fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

       The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the fund's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices, interest rates or currency exchange rates are incorrect, the fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

       While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

       Perfect correlation between a fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the fund's portfolio are various futures on Eurodollars, U.S. Government securities, securities indices and foreign currencies.

FORWARD FOREIGN CURRENCY TRANSACTIONS

       The International Fund, Growth and Income Fund and Tudor Fund may each, to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

       The funds are permitted to enter into forward contracts under two circumstances. First, when a fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

       Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause a fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of the fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

       Although the funds have no current intention to do so, the funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

     The funds will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the funds to deliver an amount of foreign currency in excess of the value of the funds' respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, a fund may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If a fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the fund into such currency. If a fund engages in an offsetting transaction, the fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is party to the original forward contract.

       The funds' transactions in forward contracts will be limited to those described above. Of course, no fund is required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and a fund will not do so unless deemed appropriate by the Adviser.

       When entering into a forward contract, a fund will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the fund's total assets committed to the consummation of forward currency exchange contracts which require the fund to purchase a foreign currency. If the value of the segregated securities declines, additional cash or securities will be segregated by the fund on a daily basis so that the value of the segregated securities will equal the amount of the fund's commitments with respect to such contracts.

       This method of protecting the value of a fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a fund's foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

       While the funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to the risk of foreign exchange loss.

       Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price.

       The funds' foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

MORTGAGE-BACKED SECURITIES

       Certain funds, and in particular the Government Money Market Fund and the Core Bond Fund, may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates and collateralized mortgage obligations ("CMOs").

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

       Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

     A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the funds do not intend to invest in residual interests.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Certain funds, and in particular the Government Money Market Fund and the Core Bond Fund, may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

       Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., Standard & Poor's or Moody's), they often are structured with one or more types of "credit enhancement." Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

       Examples of credit enhancement arising out of the structure of the transaction include "senior- subordinated securities" (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

     RISK FACTORS ASSOCIATED WITH MORTGAGE- BACKED SECURITIES. Investing in Mortgage-Backed Securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

     Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

       Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of Mortgage-Backed Securities (I.E., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent a fund from selling such securities held in its portfolio at times or prices that it desires.

RISKS ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE DEBT SECURITIES. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

       Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

       The Core Bond Fund may invest in floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), and Mortgage-Backed Securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.


MORTGAGE DOLLAR ROLL TRANSACTIONS

       The Core Bond Fund may enter into mortgage dollar roll transactions in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the Core Bond Fund will not receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Core Bond Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Core Bond Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

ASSET-BACKED SECURITIES

       Certain funds, and in particular the Government Money Market Fund, Core Bond Fund and Growth and Income Fund, may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset- backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition to risks similar to those associated with Mortgage-Backed Securities, asset-backed securities present further risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See "Risk Factors Associated with Mortgage-Backed Securities."

CONVERTIBLE SECURITIES AND PREFERRED STOCKS

     Certain funds may invest in debt securities or preferred stocks that are convertible into or exchangeable for common stock. Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company's earnings and assets prior to the claims of owners of common stock but after those of bond owners. Preferred stocks in which the funds may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to a fund's investment in preferred stocks and securities convertible into or exchangeable for common stocks.

STRUCTURED OR HYBRID NOTES

       The Growth and Income Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the fund to gain exposure to the benchmark market while fixing the maximum loss that the fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the fund's loss cannot exceed this foregone interest and/or principal.

       It is expected that not more than 5% of the fund's net assets will be at risk as a result of investments in structured or hybrid notes. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations.

Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, the volatility of the fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the fund's limitation on investments in illiquid securities.

VARIABLE AMOUNT MASTER DEMAND NOTES

     The Government Money Market Fund, Tax Free Money Market Fund and Municipal Fund may invest in variable amount master demand notes, which are a form of commercial paper. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser will consider, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. These notes generally are not rated by Moody's or Standard & Poor's. A fund may invest in them only if the Adviser believes that, at the time of investment, the notes are of comparable quality to the other commercial paper in which that fund may invest, including, in the case of the Government Money Market Fund and Tax Free Money Market Fund, the requirements of the rules of the SEC applicable to the use of the amortized cost method of securities valuation.

       For the purpose of limitations on the maturities of the investments of a fund, variable amount master demand notes will be considered to have a maturity of one day unless the Adviser has reason to believe that the borrower could not make immediate repayment upon demand.

VARIABLE RATE DEMAND INSTRUMENTS

       The Government Money Market Fund, Tax Free Money Market Fund and Municipal Fund may purchase variable rate demand instruments that are tax-exempt municipal obligations and other debt securities providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

     The variable rate demand instruments that these funds may purchase are payable on demand on not more than thirty calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The funds intend to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity, or (3) to maintain the respective quality standards of each fund's investment portfolio. A fund will determine the variable rate demand instruments that it will purchase in accordance with procedures approved by the Boards to minimize credit risks. The Adviser may determine that an unrated variable rate demand instrument meets a fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of a fund. The Adviser will reevaluate each unrated variable rate demand instrument held by a fund on a quarterly basis to determine that it continues to meet the fund's quality criteria.

     The value of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. The funds may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent a fund purchases such instruments, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on variable rate demand instruments is made in relation to changes in the applicable rate adjustment index, variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

       The maturity of the variable rate demand instruments held by the funds will ordinarily be deemed to be the longer of (1) the notice period required before a fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

       The acquisition of variable rate demand notes for the Government Money Market Fund and the Tax Free Money Market Fund must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation.

PARTICIPATION INTERESTS

     Subject to their respective investment objective and policies, Government Money Market Fund and Tax Free Money Market Fund may purchase from banks participation interests in all or part of specific holdings of municipal or other debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the Adviser has determined meets the prescribed quality standards of each fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of a fund, the credit of the selling bank will, subject in each instance to the requirements of rules issued by the SEC applicable to the use by these funds of the amortized cost method of valuation. Each fund will have the right to sell the participation interest back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal or debt obligation plus accrued interest, but only (1) as required to provide liquidity to that fund, (2) to maintain the quality standards of each fund's investment portfolio or (3) upon a default under the terms of the debt obligation. The selling bank may receive a fee from a fund in connection with the arrangement. Tax Free Money Market Fund will not purchase participation interests in municipal obligations unless it receives an opinion of issuer's counsel or a ruling of the Internal Revenue Service (the "Service") satisfactory to its Board that interest earned by the fund on municipal obligations in which it holds participation interests is excluded from gross income for Federal income tax purposes in the hands of such fund.

MUNICIPAL OBLIGATIONS

       Tax Free Money Market Fund and Municipal Fund may invest in municipal obligations. Government Money Market Fund and Core Bond Fund may invest in municipal obligations, but generally to a lesser extent than Tax Free Money Market Fund and Municipal Fund. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular Federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax. The two principal classifications of municipal obligations are "notes" and "bonds."

       Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, and construction loan notes. Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

       Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

     The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and facilities; colleges and universities; and hospitals. Revenue obligations are not backed by the credit and taxing authority of the issuer, but are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In addition, revenue obligations may be backed by a letter of credit, guarantee or insurance. Revenue obligations include private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

       Industrial development bonds (now a subset of a class of bonds known as "private activity bonds"), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Distributions by the Tax Free Money Market Fund and the Municipal Fund of interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.


       These funds may also invest in municipal securities in the form of notes which generally are used to provide for short-term capital needs in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.


       There is, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.


       An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933, as amended (the "1933 Act"), prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which were not publicly offered initially.

       The Adviser determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to the Tax Free Money Market Fund's investments enhance marketability. In addition, stand-by commitments and demand obligations also enhance marketability.


       For the purpose of a fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.


       Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High grade municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

       The Tax Free Money Market Fund expects that it will not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state or more than 25% its total assets in municipal obligations the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. The Tax Free Money Market Fund may invest more than 25% of its total assets in municipal obligations of one or more of the following types: public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities to the extent such securities are tax-exempt as defined in the Code; or industrial development and pollution control bonds. The Municipal Fund will not invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state. There could be economic, business or political developments, which might affect all municipal obligations of a similar type. However, the Adviser believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations rather than factors affecting all, or broad classes of, municipal obligations.

       The acquisition of municipal securities by the Tax Free Money Market Fund will also be subject to the rules of the SEC applicable to use of the amortized cost method of securities valuation.

       A fund may invest in variable, floating rate and other municipal securities on which the interest may fluctuate based on changes in market rates. The interest rates payable on variable rate securities are adjusted at designated intervals (e.g., daily, monthly, semi-annually) and the interest rates payable on floating rate securities are adjusted whenever there is a change in the market rate of interest on which the interest payable is based. The interest rate on variable and floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The value of floating and variable rate securities generally is more stable than that of fixed rate securities in response to changes in interest rate levels. A fund may consider the maturity of a variable or floating rate municipal security to be shorter than its ultimate maturity if that fund has the right to demand prepayment of its principal at specified intervals prior to the security's ultimate maturity.

       MUNICIPAL LEASES. Funds that may invest in municipal securities may invest in municipal leases and certificates of participation in municipal leases. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering, or the failure to fully recover, the fund's original investment. To the extent that a fund invests in unrated municipal leases or participates in such leases, the Adviser will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purposes of the Municipal Fund's 15% (10% with respect to the Money Market Funds) limitation on investments in illiquid securities.

     PRE-REFUNDED MUNICIPAL SECURITIES. Funds that invest in municipal securities may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

STAND-BY COMMITMENTS

       The Tax Free Money Market Fund and Municipal Fund may acquire stand-by commitments. Acquisition of stand-by commitments by a fund may improve portfolio liquidity by making available same-day settlements on sales of portfolio securities (and thus facilitate the same-day payments of redemption proceeds in federal funds). A fund may engage in such transactions subject to the limitations in the rules under the 1940 Act. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at that fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

       Stand-by commitments acquired by the funds will generally have the following features: (1) they will be in writing and will be physically held by the fund's custodian; (2) the funds' rights to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Adviser's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost (excluding the cost, if any, of the stand-by commitment) of the municipal obligations which are subject to the commitment (excluding any accrued interest which the fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

       The Trust, on behalf of the Tax Free Money Market Fund and the Municipal Fund, expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the funds will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments. If the fund pays additional consideration for a stand-by commitment, the yield on the security to which the stand-by commitment relates will, in effect, be lower than if the fund had not acquired such stand-by commitment.

       It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Boards will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. When a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

     The Adviser understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with this position in any particular case or that stand-by commitments will be available to the funds, nor have the funds assumed that such commitments would continue to be available under all market conditions.

       A fund, subject to its investment policies and restrictions, may also enter into stand-by commitments in which the fund may bind itself to accept delivery of a municipal obligation with a stated price and fixed yield upon the exercise of an option held by the other party to the agreement at a stated future date. The fund will receive a commitment fee in consideration of its agreement to "stand-by" to purchase the municipal obligation. This stand-by commitment may be deemed to be the sale by the fund of a put. The stand-by commitment agreement creates a risk of loss to the investment company and its shareholders well in excess of the commitment fees the fund would receive as consideration for entering into the agreement. For example, if interest rates in the marketplace increase after the agreement is made, it is likely that the contract price on the delivery date will exceed the then current market value of the municipal obligation. The broker-dealer can be expected to exercise its option and, in effect, pass the decline in the value of the municipal obligation to the investment company. That decline in value may significantly exceed the fee received by the investment company for entering into the agreement. In accordance with the SEC's General Statement of Policy (IC-10666), and in order to limit risk of loss, if a fund engages in a stand-by commitment transaction, such fund will maintain in a segregated account, commencing on the date the fund enters into the stand-by commitment agreement, liquid assets equal to the value of the purchase price under the stand-by commitment.

ZERO COUPON AND CAPITAL APPRECIATION BONDS

     Funds that may invest in debt securities may invest in zero coupon and capital appreciation bonds. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value that do not entitle the holder to any payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

REAL ESTATE INVESTMENT TRUSTS

       Each fund, other than the Money Market Funds and Municipal Fund, may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage

REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Funds that invest in REITs will indirectly bear their proportionate share of any expenses paid by such REITs in addition to the expenses paid by the Funds.

     Investing in REITs involves certain risks: equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

     Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

U.S. GOVERNMENT SECURITIES

       U.S. Government securities are either (i) backed by the full faith and credit of the U.S. Government (E.G., U.S. Treasury bills), (ii) guaranteed by the U.S. Treasury (E.G., Ginnie Mae mortgage-backed securities), (iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (E.G., Fannie Mae discount notes) or (iv) supported only by the issuing agency's or instrumentality's own credit (E.G. securities of each of the Federal Home Loan Banks). Such guarantees of U.S. Government securities held by a fund do not, however, guarantee the market value of the shares of the fund. There is no guarantee that the U.S. Government will continue to provide support to its agencies or instrumentalities in the future.

RESTRICTED AND ILLIQUID SECURITIES

     Each fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the 1933 Act, including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a fund will not invest more than 15% of its net assets (10% of total assets in the case of the Government Money Market Fund and the Tax Free Money Market Fund) in illiquid investments, which include repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Boards determine, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Boards have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of the fund's portfolio securities. The Boards, however, retain sufficient oversight and are ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Boards will carefully monitor the funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

       The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

OTHER INVESTMENT COMPANIES

       Each fund, subject to authorization by its Board, may invest all of its investable assets in the securities of a single open-end investment company (a "Portfolio"). If authorized by the Board, a fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the fund's investment objectives, policies and restrictions. The ability of the funds to convert to the so-called master-feeder fund structure has been approved by the funds' shareholders. The Boards do not intend to authorize investing in this manner at this time.

       Each fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG, but not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. For example, the Quantitative Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Municipal Fund will only invest in investment companies that are money market funds which invest in municipal obligations. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the fund.

MARKET CHANGES

       The market value of the funds' investments, and thus the funds' net asset values, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

PORTFOLIO TURNOVER

       Although no fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any fund and a fund's annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the applicable fund and its shareholders. The actual portfolio turnover rates for each fund are noted in the prospectus.

                             INVESTMENT RESTRICTIONS

    Each fund has adopted the following investment restrictions, which may not be changed without approval of the holders of a majority of the outstanding voting securities of the applicable fund. As defined in the 1940 Act and as used in the prospectus and this SAI, "a majority of the outstanding voting securities" of a fund, means the lesser of (1) 67% of the shares of the fund present at a meeting if the holders of more than 50% of the outstanding shares of the fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the fund. So long as these fundamental restrictions are in effect, each fund may not:


FOR THE GOVERNMENT MONEY MARKET FUND,
TAX FREE MONEY MARKET FUND, MUNICIPAL
FUND AND CORE BOND FUND:


1. With respect to 75% of its total assets, purchase securities of an issuer (other than U.S. Government securities or, with respect to each fund other than the Municipal Fund, repurchase agreements collateralized by U.S. Government securities and shares of other investment companies), if:

     (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

     (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

     provided, however, that each fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as such fund.

2. Purchase or sell real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein or, for Municipal Bond Fund, real estate acquired by the fund as a result of the ownership of securities), but it may lease office space for its own use and invest up to 15% of its assets in publicly held real estate investment trusts.

3. Borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not apply to reverse repurchase agreements entered into in accordance with a Fund's investment policies.

4. Make loans, except that this restriction shall not prohibit the purchase of or investment in bank certificates of deposit or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, the lending of portfolio securities and the entry into repurchase agreements.

5. Engage in the business of underwriting securities of others, except to the extent that the fund may be deemed to be an underwriter under the 1933 Act, when it purchases or sells portfolio securities in accordance with its investment objectives and policies; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

6. Purchase securities, excluding U.S. Government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets (except securities of banks and bank holding companies in the case of the Government Money Market Fund and the Tax Free Money Market Fund and except municipal securities, U.S. Government securities and securities the payment of which is secured by U.S. Government securities in the case of the Municipal Bond Fund); provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund. In addition, in the case of the Municipal Bond Fund, for purposes of this restriction, state and municipal governments and their agencies and instrumentalities are not deemed to be industries.

7. Issue senior securities, except as permitted under the 1940 Act and except that the fund may issue shares of beneficial interest in multiple classes or series.

FOR THE QUANTITATIVE FUND:

 1. Purchase or sell real estate, but the fund may lease office space for its own use as its principal office and may invest in securities of companies engaged in the real estate business.

 2. Borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes.

3. Make loans, except that this restriction shall not prohibit the purchase of or investment in bank certificates of deposits or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, the lending of portfolio securities and the entry into repurchase agreements.

4. Engage in the business of underwriting securities of others, except to the extent that the fund may be deemed to be an underwriter under the 1933 Act, when it purchases or sells portfolio securities in accordance with its investment objectives and policies; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

5. Purchase securities, excluding U.S. Government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets except that the fund may concentrate its assets in securities of issuers in any industry to the extent the S&P 500 Index is so concentrated; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

6. Invest in commodities or in commodities contracts except that the fund may purchase and sell financial futures contracts on securities, indices and currencies and options on such futures contracts, and the fund may purchase securities on a forward commitment or when-issued basis.

 7. Issue senior securities except as permitted under the 1940 Act and except that the fund may issue shares of beneficial interest in multiple classes or series.

8. With respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

     (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

     (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

     provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

FOR THE GROWTH AND INCOME FUND:

1. Purchase securities of an issuer if such purchase would result in more than 10% of the voting securities of any one issuer, other than the U.S. Government and its instrumentalities, being held by the fund; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

2. Purchase securities of an issuer if such purchase would result in more than 5% of the fund's total assets being invested in the securities of any one issuer other than the U.S. Government and its agencies and instrumentalities; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

3. Purchase, sell or invest in commodities or commodity contracts or real estate or interests in real estate, except futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts and except that the fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

4. Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets, provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

5. Lend its funds to other persons, except through the purchase of all or a portion of an issue of debt securities publicly distributed or other securities or debt obligations in accordance with its objective or through entering into repurchase agreements; provided that each such repurchase agreement has a duration of no more than seven days and that the value of all of the fund's outstanding repurchase agreements, together with the value of all illiquid investments of the fund, does not exceed 15% of the fund's total assets at any time.

6. Lend its portfolio securities unless the borrower is a broker, dealer or financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

7. Borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the fund's total assets (including amounts borrowed) at the time of borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing.

8. Issue senior securities, except as permitted under the 1940 Act and except that the fund may issue shares of beneficial interest in multiple classes or series.

9. Engage in the business of underwriting the securities of other issuers (except as the fund may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its investment objective and policies); provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

FOR THE TUDOR FUND:

1. Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund. In this connection, the fund may invest in "Special Situations." The term "Special Situation" shall be deemed to refer to a security of a company in which an unusual and possibly nonrepetitive development is taking place which, in the opinion of the investment adviser of the fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective) which may qualify a security as a "Special Situation" may be one of many different types. Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company's business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company's stock; a new or changed management; or material changes in management policies. A "Special Situation" may often involve a comparatively small company which is not well known and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company's earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a "Special Situation." The fund may invest in securities (even if not "Special Situations") which, in the opinion of the investment adviser of the fund, are appropriate investments for the fund, including securities which the investment adviser of the fund believes are undervalued by the market. The fund shall not be required to invest any minimum percentage of its aggregate portfolio in "Special Situations," nor shall it be required to invest any minimum percentage of its aggregate portfolio in securities other than "Special Situations."

2. With respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

     (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

     (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

     provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

 3. Lease, acquire, purchase, sell or hold real estate, but it may lease office space for its own use and invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

4. Purchase or sell commodities or commodities contracts, except futures contracts, including but not limited to contracts for the future delivery of securities and contracts based on securities indices and options on such futures contracts, and forward foreign currency exchange contracts.

5. Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers' acceptances or other short-term debt obligations) or other debt obligations in accordance with its objectives or (ii) enter into repurchase agreements; provided that the fund will not enter into repurchase agreements of more than one week's duration if more than 15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.

6. Lend its portfolio securities unless the borrower is a broker, dealer, bank or other qualified financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder.

7. Engage in the business of underwriting the securities of others, except to the extent that the fund may be deemed to be an underwriter under the 1933 Act when it purchases or sells portfolio securities; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

8. Borrow money except as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the fund's total assets (including the amount borrowed), at the time of such borrowing.

9. Issue senior securities except as permitted under the 1940 Act and except that the fund may issue shares of beneficial interest in multiple classes or series.



FOR THE INTERNATIONAL FUND:

1. With respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer, excluding securities issued or guaranteed by the U.S. Government or by its agencies and instrumentalities except that the fund may invest up to 10% of its total assets in repurchase agreements with any member bank of the Federal Reserve System or member of the NASD which is a primary dealer in U.S. Government securities; or purchase more than 10% of the voting securities of any class of any issuer; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

2. Make an investment that would result in more than 25% of its total assets being invested in securities of issuers in the same industry, except U.S. Government securities; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

3. Purchase or sell commodities or commodities contracts, except that the fund may enter into or purchase futures contracts, including but not limited to contracts for the future delivery of securities, contracts based on securities indices, forward foreign currency contracts, foreign currency futures and options, and options on securities.

4. Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers' acceptances or other short-term debt obligations) or other debt obligations in accordance with its objectives or (ii) enter into repurchase agreements; provided that the fund will not enter into repurchase agreements of more than one week's duration if more than 15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.

5. Lend its portfolio securities unless the borrower is a broker, dealer or financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

6. Engage in the business of underwriting the securities of other issuers (except as the fund may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its investment objective and policies); provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

7. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

8. Invest its assets in securities of other open-end investment companies but the fund may invest in closed-end investment companies to the extent permitted by the 1940 Act or rules, regulations or orders issued thereunder; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

9. Participate on a joint or joint and several basis in any securities trading account; provided, however, that combining or "bunching" of orders of other accounts under the investment management of the Adviser shall not be considered participation in a joint securities trading account.

10. Invest in or retain the securities of any issuer, if, to the knowledge of the fund, those officers and trustees of the fund who individually own in excess of 1/2 of 1% of the issuer's securities own more than 5% of such securities in the aggregate.

11. Issue senior securities, except as permitted under the 1940 Act and except that the fund may issue shares of beneficial interest in multiple classes or series.

12. Purchase securities on margin except as short-term credits may be necessary for the clearance of transactions; provided, however, that this restriction shall not prohibit the fund from entering into repurchase agreements or option contracts, nor from entering into transactions pursuant to investment restriction 14 below.

13. Make short sales of securities except short sales against the box; provided, however, that this restriction shall not prohibit the fund from writing or entering into option contracts.

14. Borrow money, except as a temporary or emergency measure, and then only from banks and trust companies in an aggregate amount not exceeding 10% of the value of its total assets taken at cost. The fund may pledge, mortgage, or hypothecate no more than 15% of its total assets in connection with such borrowings.

15. Lease, acquire, purchase, sell or hold real estate (including limited partnership interests which are not readily marketable), but it may lease office space for its own use and invest in (1) readily marketable interests of real estate investment trusts or readily marketable securities of issuers whose business involves the purchase and sale of real estate; and
     (2) securities secured by real estate or interests therein.

       Each fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same investment objectives, restrictions and policies as that fund.

       For purposes of the above fundamental investment restrictions regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Standard & Poor's Stock Guide. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.


       In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, the fund may not:


     (a) Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     (b) Purchase securities of any other investment company except as permitted by the 1940 Act.

     (c) Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

     (d) Invest more than 15% of its net assets in securities which are illiquid (10% of total assets for Government Money Market Fund and Tax Free Market Fund).

     (e) Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

       All percentage limitations apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a fund's net assets will not be treated as a violation. Under the 1940 Act, each fund will be required to maintain continuous asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the applicable fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage, within three days (not including Sundays and holidays) or such longer period as the rules and regulations of the SEC prescribe.


                            ADVISORY, SUBADVISORY AND
                             ADMINISTRATIVE SERVICES

INVESTMENT ADVISER


       Weiss, Peck & Greer, L.L.C. (the "Adviser" or "WPG"), One New York Plaza, New York, New York 10004, serves as investment adviser and administrator to each fund.

     On or about September 9, 1998, Robeco Groep N.V., a Dutch public limited liability company ("Robeco"), acquired all of the outstanding equity interests of WPG from its prior owners (the "Acquisition"). As a result of the Acquisition, WPG is an indirect, wholly-owned subsidiary of Robeco. Robeco is a Dutch corporation that was formed to be the holding company for 100% of the shares of Robeco International B.V. and Robeco Nederland B.V. ("Robeco Nederland") (collectively referred to as the "Robeco Group"). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland owns 50% of the shares of Robeco and the balance is owned by shareholders of the Robeco Group funds.

       The Robeco Group is a fund management group. Robeco Nederland advises and manages investment funds, some of whose shares are traded primarily on the Amsterdam Stock Exchange, which funds include (1) Robeco N.V., (2) Rolinco N.V.,
(3) Rorento N.V., (4) RG Rente Mixfund N.V., (5) RG Obligatie Mixfund N.V., (6) RG Aandelen Mixfund N.V., (7) RG Florente Fund N.V., (8) RG Divirente Fund N.V.,
(9) RG America Fund N.V., (10) RG Europe Fund N.V., (11) RG Pacific Fund N.V.,
(12) Nettorente Fund N.V., (13) RG Hollands Bezit N.V., (14) RG Emerging Markets Fund N.V., (15) RG Tactimix Funds, and (16) RG Zelfselect Landen Fund N.V. Robeco Nederland also advises and manages a number of institutional funds. The Robeco Group operates primarily outside of the United States, although it currently holds significant ownership interests in three U.S. investment advisers, in addition to being the parent company of WPG.

       The Robeco Group, through its subsidiaries, has approximately 2,500 employees worldwide. Of the approximately $95 billion in assets under management at December 31, 1998, approximately $44 billion was managed in the U.S.

       In connection with the Acquisition, the funds' Boards, including a majority of the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the funds or WPG (the "non- Interested Trustees"), approved the funds' current investment advisory agreements (the "Advisory Agreements") at a meeting held on May 19, 1998. The Advisory Agreements were approved by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each fund at a joint special meeting of shareholders held on July 29, 1998, and became effective upon the consummation of the Acquisition. Except for the dates of execution, effectiveness and termination, the terms of each fund's Advisory Agreement are substantially identical to the terms of such fund's investment advisory agreement which was in effect immediately prior to the Acquisition.

     Pursuant to the Advisory Agreements, the Adviser supervises and assists in the management of the assets of each fund and furnishes each fund with research, statistical and advisory services. In managing the assets of the funds, the Adviser furnishes continuously an investment program for each fund consistent with the investment objectives and policies of that fund. More specifically, the Adviser determines from time to time what securities shall be purchased for the fund, what securities shall be held or sold by the fund and what portion of the fund's assets shall be held uninvested as cash, subject always to the provisions of the applicable fund's Declaration of Trust, By-Laws and registration statement and to its investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the applicable fund's Board may from time to time establish. To carry out such determinations, the Adviser places orders for the investment and reinvestment of each fund's assets. (See "Portfolio Brokerage.")

       For its investment advisory services under the Advisory Agreements, the Adviser receives an annual fee, payable monthly, which varies in accordance with the average daily net assets of the funds under the management of the Adviser. The advisory fee is accrued daily and will be prorated if the Adviser shall not have acted as a fund's investment adviser during any entire monthly period.

       The annual fee rates under the Advisory Agreements and the advisory fees paid to the Adviser under the prior investment advisory agreements for the fiscal years ended December 31, 1996, 1997 and 1998 are as set forth on the following page.




                                                                                    ADVISORY FEES PAID
                                                                                      DECEMBER 31,
                                            ANNUAL
FUND                                       FEE RATE             1996            1997          1998
----                                       --------             ----            ----          ----
GOVERNMENT MONEY              0.50% of net assets up to   $    684,845   $    780,088   $  1,279,834
MARKET FUND AND TAX             $500 million
FREE MONEY MARKET             0.45% of net assets              637,124        650,081        601,613
FUND                          $500,000 million to $1
                                billion
                              0.40% of net assets $1
                                billion to $1.5 billion
                                0.35% of net assets in
                                excess $1.5 billion

MUNICIPAL FUND(1)             0.00% of average daily               -0-        39,8631         73,997
                                net assets while net
                                assets are less than
                                $17 million
                              0.50% of average
                                daily net assets
                                while net assets are
                                $17 million or more

CORE BOND FUND(1)             0.60% of net assets              864,402        702,166        337,351
                                up to $300 million
                               0.55% of net assets $300
                                million to $500 million
                              0.50% of net assets in
                                excess of $500 million

GROWTH AND INCOME FUND        0.75% of net assets              551,520        759,489      1,058,219

TUDOR FUND                    0.90% of net assets up         1,634,978    166,458,723      1,155,406
                                to $300 million
                                0.80% of net assets $300
                                million to $500 million
                              0.75% of net assets in
                                excess of $500 million

INTERNATIONAL FUND(2)         0.50% of net assets               66,670         61,731         41,449
                                while net assets are
                                less than $15 million
                                0.85% of net assets
                                while net assets are
                                between $15 million
                                and $20 million
                              1.00% of net assets while
                                net assets are $20
                                million or more

QUANTITATIVE FUND             0.75% of net assets            1,097,250        783,469        612,722


------------
     (1) During the fiscal years ended December 31, 1998 and 1997, WPG agreed not to impose a portion of its advisory fees and to assume certain other expenses on the Municipal Fund. During the fiscal year ended December 31, 1998, WPG agreed to impose the same restriction on the Core Bond Fund. Had WPG not so agreed, the Municipal Fund would have paid advisory fees of $126,054 and $96,169 and the Core Bond Fund would have paid $732,856.

     (2) See "Subadviser to the International Fund" below for a discussion of the subadvisory fees paid by the Adviser to the International Fund's subadviser prior to May 1, 1999.

       Each Advisory Agreement provides that the Adviser will not be liable for any loss sustained by a fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research of the Adviser, or upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Adviser of its duties or by reason of the Adviser's reckless disregard of its obligations and duties thereunder.

       Each Advisory Agreement may be modified or amended only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the applicable fund and by a vote of the majority of the non-Interested Trustees of the fund. Each Advisory Agreement's continuance after its initial two-year term must be approved annually by a majority vote of the applicable Board or by a vote of the holders of a "majority of the outstanding voting securities" of the applicable fund, but in either event it also must be approved by a vote of a majority of the non-Interested Trustees of the applicable fund, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated without penalty, by either party, upon not more than 60 days' written notice and will terminate automatically in the event of its assignment.

       As of December 31, 1998, WPG had capital of approximately $[72] million. WPG consists of 33 Managing Directors, one of whom is a member of the NYSE, and certain principals. WPG has approximately 250 full-time employees in addition to its Managing Directors. As of December 31, 1998, WPG and its affiliates had assets under management of approximately $[16] billion, primarily for institutions and high net worth individuals.

       Roger J. Weiss is a Senior Managing Director of WPG and Chairman of the Board and Trustee of each of the funds and President of the International Fund. Stephen H. Weiss, brother of Roger J. Weiss, is also a Senior Managing Director of WPG. [______________] is a Managing Director of WPG, and Executive Vice President and Treasurer of each of the funds. [______________] is a Managing Director of WPG and an Executive Vice President and Secretary of each of the funds. Mr. R. Scott Richter is a Managing Director of WPG and Vice President of Tax Free Money Market Fund and Municipal Fund. Ms. Janet A. Fiorenza is a Managing Director of WPG and a Vice President of Tax Free Money Market Fund. A. Roy Knutsen is a Managing Director of WPG and President of the Growth and Income Fund. Adam Starr is a Managing Director of WPG and President of Tudor Fund.

       The persons responsible for the day-to-day management of each fund's portfolio are listed in the prospectus. Messrs. Stephen H. Weiss and Roger J. Weiss may also participate in each fund's investment decisions and all of the Managing Directors in WPG consult on a regular basis among themselves about general market conditions, as well as specific securities and industries.

       In the management of the funds and their other accounts, WPG and its affiliates allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated on a pro rata basis. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the funds are concerned. However, it is the judgment of the Board that the desirability of continuing the funds' advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."

SUBADVISER TO THE INTERNATIONAL FUND

       Prior to May 1, 1999, Hill Samuel Asset Management Limited ("Hill Samuel" or the "Subadviser") of London, England, served as subadviser to the International Fund pursuant to a Subadvisory Agreement by and among the fund, the Adviser and Hill Samuel. This Subadvisory Agreement was terminated by the parties effective May 1, 1999. The International Fund's assets are managed by WPG from and after that date.

       An affiliate of Hill Samuel, Hill Samuel Investment Management Limited ("HSIM"), served as the International Fund's subadviser prior to Hill Samuel serving as the International Fund's subadviser. HSIM merged with Hill Samuel in a transaction that did not, as represented by Hill Samuel, result in an "assignment" of the Subadvisory Agreement (as such term is defined in the 1940 Act and the rules thereunder). Prior to April 4, 1996, Lloyds Investment Management International Limited ("LIMI"), an affiliate of Hill Samuel, served as the International Fund's subadviser. LIMI merged with Hill Samuel on April 4, 1996 in a transaction that did not, in the opinion of counsel to Hill Samuel and LIMI, result in an "assignment" of the Subadvisory Agreement (as such term is defined in the 1940 Act and the rules thereunder).

       In connection with the Acquisition, the International Fund's Board, including a majority of the non-Interested Trustees, approved the International Fund's current subadvisory agreement (the "Subadvisory Agreement") by and among WPG, Hill Samuel and the International Fund at a meeting held on May 19, 1998. The Subadvisory Agreement was approved by a "majority of the outstanding voting securities" (as defined in the 1940 Act) at the special meeting of shareholders held on July 29, 1998, and became effective upon the consummation of the Acquisition. Except for the dates of execution, effectiveness and termination, the terms of the Subadvisory Agreement were substantially identical to the terms of the investment subadvisory agreement which was in effect immediately prior to the Acquisition.

       Hill Samuel is a United Kingdom corporation regulated by IMRO in the United Kingdom and registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Hill Samuel is an indirect wholly owned subsidiary of Lloyds TSB plc of London ("Lloyds TSB"), a major U.K. banking institution whose predecessor was established in 1677 and whose shares are listed on the International Stock Exchange in London.


       Prior to termination of the Subadvisory Agreement, Hill Samuel provided the International Fund and the Adviser with investment research, advice and supervision and with an investment program for that portion of the International Fund's portfolio invested in foreign securities consistent with the International Fund's objective and policies. Pursuant to the terminated Subadvisory Agreement, the Adviser paid to Hill Samuel a quarterly advisory fee equal on an annual basis to 0.40% of the average daily net assets of the International Fund. In the event that the advisory fee payable by the International Fund to WPG was reduced, the amount payable by WPG to Hill Samuel was likewise reduced by a proportionate amount. The International Fund had no responsibility to pay Hill Samuel's fees and paid only the Adviser's fee. Hill Samuel's predecessor in interest agreed not to impose all or a portion of its fee (payable by the International Fund's investment adviser) from time to time since the International Fund's inception. For the years ended December 31, 1996, 1997 and 1998, WPG paid Hill Samuel or its predecessors in interest, as the case may be, $26,668, $24,753 and 16,580, respectively, in subadvisory fees.

       The Subadvisory Agreement provided that the Subadviser was not liable for any loss sustained by the International Fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance by the Subadviser of its duties or by reason of the Subadviser's reckless disregard of its obligations and duties thereunder.

       The Adviser may from time to time recommend to the Board the engagement of a new subadviser or may determine to continue to manage directly that portion of the International Fund's portfolio invested in foreign securities. Any agreement with a new subadviser will be subject to the approval of a majority vote of shareholders of the International Fund unless otherwise permitted by the 1940 Act or an exemption therefrom.



ADMINISTRATOR

     WPG, in its capacity as administrator to the funds, performs administrative, transfer agency related and shareholder relations services and certain clerical and accounting services for each fund under separate administration agreements (the "Administration Agreements"). More specifically, these obligations pursuant to the Administration Agreements include, subject to the general supervision of the Boards, (a) providing supervision of all aspects of the funds' non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with the funds), (b) providing the funds, to the extent not provided pursuant to their custodian and transfer agency agreements or agreements with other institutions, with personnel to perform such executive, administrative, accounting and clerical services as are reasonably necessary to provide effective administration of the funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the funds' expense, of their tax returns, reports to shareholders, periodic updating of the prospectuses and reports filed with the SEC and other regulatory authorities,
(d) providing the funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services,
(e) maintaining all of the funds' records other than those maintained pursuant to such agreements or the Advisory Agreements, and (f) providing to the funds transfer agency-related and shareholder relations services and facilities and the services of one or more of its employees or officers, or employees or officers of its affiliates, relating to such functions (including salaries and benefits, office space and supplies, equipment and teaching).

     For its services under the Administration Agreements, WPG is entitled to receive a fee, computed daily and payable monthly, at an annual rate based on each fund's average daily net assets, and the annual fee rates are as set forth on the following page.




                                                                          ADMINISTRATION FEES PAID
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                   PRESENT
FUND                               ANNUAL RATE(1)                  1996            1997            1998
----                               -----------                     ----            ----            ----
Government Money                   0.04%                        $ 82,182        $ 71,476        $102,376
Market Fund
Tax Free Money                     0.05%                          38,227          47,012          56,398
Market Fund
Municipal Fund                     0.00% while n                     -0-             -0-             -0-
                                     assets are less
                                     than $50 million
                                   0.12% while net
                                     assets are $50
                                     million or more

Core Bond Fund(2)                  0.05%                          43,212          50,727             -0-

Growth and Income Fund             0.06%                         466,182          69,393          84,658

Tudor Fund                         0.05%                         127,165          99,436          64,189

International Fund                 0.00% while net                   -0-             -0-             -0-
                                     $25 million
                                   0.06% while net
                                     assets are $25
                                   million or more

Quantitative Fund                  0.06%                          29,280          42,169          46,029

------------
     (1) The Trustees review the rate at which the administration fees are paid at least annually and may change the rate of compensation without shareholder approval. The administration fees were paid at different rates than those set forth above at various times during the periods shown.
     (2) The fund waived its entire administration fee of $61,432 for the year.


       Each Administration Agreement provides that WPG will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the matters to which the Agreements relate, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of WPG in the performance of its duties or from the reckless disregard by WPG of its obligations and duties thereunder. Each Administration Agreement's continuance must be approved annually by a majority vote of the Board and may be terminated without penalty, by either party, upon not more than 60 days' written notice.

PRINCIPAL UNDERWRITER

       First Data Distributors, Inc., P.O. Box 61503, King of Prussia, PA 19406-0903. (the "Underwriter") serves as the principal underwriter in connection with the continuous offering of shares of each fund pursuant to an Underwriting Agreement dated August 1998. The Underwriting Agreement's continuance after its initial two-year term must be approved annually by the Trustees, including a majority of the non-Interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement was approved by the Trustees at a meeting held on July 22, 1998. As the funds' principal underwriter, the Underwriter performs certain services related to the distribution of shares of the funds to the public.

       The Underwriter bears all expenses in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives to any investment dealers and financial firms for distribution related services. The Underwriter also pays certain expenses in connection with the distribution of the funds' shares, including the cost of preparing, printing and distributing advertising materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. WPG, and not the funds, bears the fees charged by the Underwriter. Each fund bears, among other things, the cost of registering its shares under federal, state and foreign securities law.

EXPENSES

     With respect to each fund, the fund pays: (i) fees and expenses of any investment adviser or administrator of the fund; (ii) organization expenses of the fund; (iii) fees and expenses incurred by the fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of the Adviser's employees rendering legal services to the fund); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the fund; (ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the fund; (x) the expenses of and fees for registering or qualifying shares of the fund for sale and of maintaining the registration of the fund and registering the fund as a broker or a dealer; (xi) the fees and expenses of Trustees of the fund who are not affiliated with the Adviser; (xii) the cost of preparing and distributing reports and notices to shareholders, the SEC and other regulatory authorities; (xiii) the fees or disbursements of custodians of the fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the fund insofar as they govern agreements with any such custodian;
(xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; and (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business.

       During the fiscal years ended December 31, 1996, 1997 and 1998, the Adviser voluntarily reimbursed the Municipal Fund in the amount of $21,096, $4,292 and $0, respectively, and voluntarily did not impose its management fee in the amount of $56,306 and $52,057 during the fiscal years ended December 31, 1997 and 1998. See the prospectus regarding current fee waivers and expense limitations.

       Each fund may also enter into arrangements with third parties that provide omnibus accounting and transfer agency-related services (including recordkeeping and nondistribution-related shareholder servicing) for the benefit of fund shareholders who are the beneficial owners of fund shares held in nominee form with the third parties. A fund may compensate such third parties for the provision of subaccounting and transfer agency-related services based on a percentage of the fund's assets for which such entities perform such services. To the extent that a fund compensates a third party for the provision of these services, it will not incur duplicative fees with its transfer agent. As of the date of this SAI, the funds have entered into arrangements with the following third parties omnibus account service providers: Jack White (Growth and Income Fund, Tudor Fund, Core Bond Fund, International Fund, Quantitative Fund and Municipal Fund), Corroon (each Fund), Schwab (Quantitative Fund and Municipal
Fund) and Fidelity (Growth and Income Fund, Tudor Fund, Core Bond Fund, Quantitative Fund and Municipal Fund).

       The funds' Advisory and Administration Agreements each provide that WPG, in its capacities as investment adviser and administrator, may render similar services to others so long as the services provided thereunder are not impaired thereby.

       In an attempt to avoid any potential conflict with portfolio transactions for a fund, the Adviser and the funds have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the funds and their shareholders come before those of the Adviser and its employees.

ADMINISTRATION AND SERVICE PLANS

     Under the administration and service plans of the Core Bond Fund and the International Fund (each, a "Plan" and together, the "Plans"), these funds may enter into contracts ("Servicing Agreements") with banks (other than the Custodian), trust companies, broker-dealers (other than WPG) or other financial organizations ("Service Organizations") to provide certain administrative and shareholder services ("Services") on behalf of the funds. In connection with the Acquisition, the Boards of the International Fund and Funds Trust, including a majority of the non-Interested Trustees, approved the current Plans at a meeting held on May 19, 1998. Each Plan was approved by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the applicable fund at a joint special meeting held on July 29, 1998, and became effective upon the consummation of the Acquisition. The terms of the Plans are substantially identical to the terms of the funds' administration and service plans in effect prior to the consummation of the Acquisition.

       A Service Organization will receive a fee payable by the applicable fund in respect of shares held by or through such Service Organization for its customers for Services performed pursuant to the Plan and the applicable Servicing Agreement. The schedule of fees and the basis upon which such fees will be paid will be determined by the Trustees of the applicable fund; provided, however, that the aggregate annual fees to be paid to all Service Organizations and a fund's expenses under the Plans will not exceed 0.05% of the fund's average daily net assets per year. Neither the Custodian nor WPG will be a Service Organization or receive fees for Services. During the year ended December 31, 1998, the Core Bond Fund paid or incurred fees to Service Organizations of $310 pursuant to its prior Plan, all of which was paid to dealers. During the year ended December 31, 1998, no fees were paid by the International Fund pursuant to its prior Plan.

       Rule 12b-1 (the "Rule") under the 1940 Act regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of fund shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. Because some or all of the fees to be paid to certain Service Organizations, in some cases, could be deemed to be payment of distribution expenses, and because the Core Bond Fund and the International Fund bear the expense of preparing, printing and distributing the prospectus and Statement of Additional Information, the Boards have adopted the Plans and will enter into Service Agreements pursuant thereto. In adopting the Plans, the Boards concluded that there is a reasonable likelihood that the Plans will benefit the Core Bond Fund and the International Fund and their respective shareholders by the provision of the services described above. Specifically, the Boards determined that the Plans may increase the assets of the funds which may reduce each fund's expense ratio, reduce securities transaction costs, reduce the advisory fee rates, prevent untimely disposition of portfolio securities to meet redemption requests and increase the diversification of the fund's investments.

     The Plans permit, among other things, the payments to Service Organizations and the reimbursement by the funds, as well as the payment by the funds, of the costs of preparing, printing and distributing prospectuses and statements of additional information for prospective and existing shareholders and of implementing and operating the Plans as described above. A report of the amounts so expended, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review at least quarterly. In addition, the Plans provide that they may not be amended to increase materially the costs which a fund may bear for distribution pursuant to its Plan without shareholder approval and that the other material amendments of the Plan must be approved by the Trustees, and by the non-Interested Trustees who do not have any direct or indirect financial interest in the operation of the Plan or in the related Service Agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the non-Interested Trustees of Funds Trust and the International Fund has been committed to the discretion of the non-Interested Trustees of Funds Trust and the International Fund. Each Plan is subject to annual approval, by the applicable Board and by the non-Interested Trustees who do not have any direct or indirect financial interest in the operation of the Plan or in any of such Service Agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

       Each Plan is terminable at any time by a vote of a majority of the non-Interested Trustees who have no direct or indirect financial interest in the operation of the Plan or in any of the related Service Agreements or by vote of the holders of a "majority of the outstanding voting securities" of the applicable fund. Any Service Agreement will be terminable without penalty, at any time, by vote of a majority of the non-Interested Trustees who have no direct or indirect financial interest in the operation of the applicable Plan or in any of the related Service Agreements, or upon not more than 60 days' written notice to the Service Organization by vote of the holders of a majority of the outstanding voting securities of the applicable fund. Each Service Agreement will terminate automatically in the event of its assignment.

       The Glass-Steagall Act and other applicable statutes and regulations prohibit certain types of banks from engaging in the business of underwriting, selling or distributing securities. While the scope of this prohibition has not been clearly defined by the courts or appropriate regulatory agencies, the Trustees believe that such laws should not preclude a bank from acting as a Service Organization. Accordingly, the Core Bond Fund and the International Fund may engage banks to perform administrative and shareholder servicing functions. Judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the funds and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions purchasing shares on behalf of their customers may be required to register as dealers pursuant to state law.

                              TRUSTEES AND OFFICERS


       Each Board has responsibility for management of the business of its fund(s). The executive officers of each fund are responsible for its day to day operation. Set forth below is certain information concerning the Trustees and officers of the funds. Unless otherwise noted, each individual serves in the capacity indicated with each fund. Trustees and executive officers deemed to be "interested persons" of the funds for purposes of the 1940 Act are indicated by an asterisk. Each of the non-Interested Trustees is a member of each fund's Audit Committee and Special Nominating Committee.




NAME, ADDRESS AND                  POSITION(S)                  PRINCIPAL OCCUPATIONS DURING PAST
  DATE OF BIRTH                       HELD                                 FIVE YEARS
-----------------                  -----------                  ---------------------------------

Roger J. Weiss*                    Chairman of              Senior Managing Director, WPG;
One New York Plaza                 the Board and            Chairman of the Board and Trustee,
New York, NY 10004                 Trustee;                 RWB/WPG U.S. Large Stock Fund and
                                   President(1)             Tomorrow Funds Retirement Trust;
4/29/39                                                     Executive Vice President and Director,
                                                            WPG Advisers, Inc.

Raymond R. Herrmann, Jr.           Trustee                  Chairman of the Board, Sunbelt
654 Madison Avenue                                          Beverage Corporation (distributor of
Suite 1400                                                  wines and liquors); Former Vice
New York, NY 10017                                          Chairman and Director, McKesson
                                                            Corporation (U.S. distributor of drugs
9/11/20                                                     and health care products, wine and
                                                            spirits); Life Member, Board of
                                                            Overseers of Cornell Medical College;
                                                            Member of Board and Executive
                                                            Committee, Sky Ranch for Boys;
                                                            Member, Evaluation Advisory Board,
                                                            Biotechnology Investments, Ltd.;
                                                            Trustee, RWB/WPG U.S. Large Stock
                                                            Fund and Tomorrow Funds Retirement
                                                            Trust

Lawrence J. Israel                 Trustee                  Private Investor; Director and Trustee
200 Broadway, Suite 249                                     of the Touro Infirmary; Member of the
New Orleans, LA 70018                                       Intercollegiate Athletics Committee of
                                                            the Administrators of the Tulane
12/13/34                                                    Educational Fund; Trustee, RWB/WPG
                                                            U.S. Large Stock Fund and Tomorrow
                                                            Funds Retirement Trust



NAME, ADDRESS AND                  POSITION(S)                  PRINCIPAL OCCUPATIONS DURING PAST
  DATE OF BIRTH                       HELD                                 FIVE YEARS
-----------------                  -----------                  ---------------------------------
Graham E. Jones                    Trustee                  Senior Vice President, BGK Realty Inc.,
330 Garfield Street,                                        since 1995; Financial Manager, Practice
Suite 200                                                   Management Systems (Medical Services
Santa Fe, NM 87501                                          Company); Director, the Malaysia Fund;
                                                            Director, twelve closed-end funds
1/31/33                                                     managed by Morgan Stanley Asset
                                                            Management; Trustee, various
                                                            investment companies managed by
                                                            Morgan Grenfell Capital Management,
                                                            Inc. and Morgan Grenfell Investment
                                                            Services, Ltd., since 1993; Trustee,
                                                            RWB/WPG U.S. Large Stock Fund and
                                                            Tomorrow Funds Retirement Trust
Paul Meek                          Trustee                  Financial and Economic Consultant to
5837 Cove Landing Road                                      foreign central banks under the
Burke, VA 22015                                             auspices of each of the Harvard
                                                            Institute for International Development,
11/12/25                                                    the International Monetary Fund and
                                                            the World Bank; President, PM
                                                            Consulting (financial and economic
                                                            consulting); Former Consultant, Fischer,
                                                            Francis, Trees & Watts ("FFTW") (fixed
                                                            income investment managers); Trustee,
                                                            FFTW Funds; Former Vice President
                                                            and Monetary Adviser, Federal Reserve
                                                            Bank of New York; Trustee, RWB/WPG
                                                            U.S. Large Stock Fund
William B. Ross                    Trustee                  Financial Consultant; Former Senior
2733 E. Newton Avenue                                       Vice President, Mortgage Guaranty
Shorewood, WI 53211                                         Insurance Corporation (mortgage credit
                                                            insurer); Former Senior Vice President,
8/22/27                                                     MGIC Investment Corporation
                                                            (financial services holding company);
                                                            Trustee, RWB/WPG U.S. Large Stock
                                                            Fund
Robert A. Straniere                Trustee                  Member, New York State Assembly;
182 Rose Avenue                                             Sole Proprietor, Straniere Law Firm;
Staten Island, NY 10306                                     Director, various Reich and Tang
                                                            Funds; Trustee, RWB/WPG U.S. Large
3/28/41                                                     Stock Fund


NAME, ADDRESS AND                  POSITION(S)                  PRINCIPAL OCCUPATIONS DURING PAST
  DATE OF BIRTH                       HELD                                 FIVE YEARS
-----------------                  -----------                  ---------------------------------
A. Roy Knutsen*                    Vice President(2)        Managing Director, WPG
One New York Plaza
New York, NY 10004

6/10/40
Adam Starr*                        Vice President(3)        Managing Director, WPG; President,
One New York Plaza                                          WPG Tudor Fund and WPG Growth
New York, NY 10004                                          Fund; Analyst and Portfolio Manager
                                                            for the Farber Fund prior thereto
4/16/51
[__________________]*              Executive Vice           Managing Director, WPG;
One New York Plaza                 President,               [______________________] Executive
New York, NY 10004                 Treasurer and            Vice President and Treasurer,
                                   Secretary                RWB/WPG U.S. Large Stock Fund and
[______]                                                    Tomorrow Funds Retirement Trust
Daniel Cardell*                    Vice President(6)        Managing Director, WPG; Senior Vice
One New York Plaza                                          President and Director of Equities for
New York, NY 10004                                          the Bank of America prior thereto

7/31/57
Janet A. Fiorenza*                 Vice President(1)        Managing Director, WPG
One New York Plaza
New York, NY 10004

6/9/49
S. Blake Miller*                   Vice President(5)        Principal, WPG
One New York Plaza
New York, NY 10004

3/4/65
R. Scott Richter*                  Vice                     Managing Director, WPG; Vice
One New York Plaza                 President(1,5)           President, WPG Tax Free Money
New York, NY 10004                                          Market Fund

12/6/50



NAME, ADDRESS AND                  POSITION(S)                  PRINCIPAL OCCUPATIONS DURING PAST
 DATE OF BIRTH                       HELD                                 FIVE YEARS
-----------------                  -----------                  ---------------------------------
Joseph J. Reardon                  Vice President           Senior Vice President, Mutual Fund
One New York Plaza                                          Operations, WPG; Vice President,
New York, NY 10004                                          Tomorrow Funds Retirement Trust

4/4/60
[_________________]*               Assistant Vice           Assistant Manager, Mutual Fund
One New York Plaza                 President                Operations, WPG since 1999; Assistant
New York, NY 10004                                          Vice President, Tomorrow Funds
                                                            Retirement Trust
[--------]
Therese Hogan                      Assistant                Manager, State Regulation, First Data
First Data Investor                Secretary                Investor Services Group, Inc. since June
  Services Group                                            1994; Senior Legal Assistant, Palmer &
53 State Street                                             Dodge prior thereto
Boston, MA 02109

2/27/62

------------
(1). Tax Free Money Market Fund.
(2). Growth and Income Fund.
(3). Tudor Fund.
(4). International Fund.
(5). Municipal Fund.
(6). Quantitative Fund.




COMPENSATION OF TRUSTEES AND OFFICERS

       The funds pay no compensation to their Trustees affiliated with the Adviser or to their officers. None of the Trustees or officers have engaged in any financial transactions with any fund or with the Adviser during the past fiscal year (other than the purchase and redemption of fund shares) and except that certain Trustees and officers who are managing directors or directors of the Adviser may, from time to time, purchase and sell ownership interests in the Adviser.

The table on the following page sets forth the compensation paid to the Trustees for the funds' fiscal years ended December 31, 1998.

                          AGGREGATE COMPENSATION FROM*




                                 GOVERN-       TAX
                                 MENT          FREE                                    GROWTH
                                 MONEY         MONEY                        CORE       AND
                                 MARKET        MARKET       MUNICIPAL       BOND       INCOME
NAME OF TRUSTEE                  FUND          FUND         FUND            FUND       FUND
---------------                  ----          ----         ----            ----       ----
Roger J. Weiss                   $0            $0           $0              $0         $0
Raymond R. Herrmann, Jr.         2,625         2,625        2,625           2,625      2,625
Lawrence J. Israel               2,625         2,625        2,625           2,625      2,625
Graham E. Jones                  2,625         2,625        2,625           2,625      2,625
Paul Meek                        2,625         2,625        2,625           2,625      2,625
William B. Ross                  2,625         2,625        2,625           2,625      2,625
Robert A. Straniere              2,625         2,625        2,625           2,625      2,625
Harvey Sampson***                1,625         1,625        1,625           1,625      1,625


                                                                                    PENSION OR
                                                                                    RETIREMENT       TOTAL
                                                                                    BENEFITS         COMPENSATION
                                                                                    ACCRUED AS       FROM THE
                                                                                    PART OF          FUNDS AND
                                  TUDOR       INTERNATIONAL      QUANTITATIVE       FUNDS'           OTHER FUNDS
NAME OF TRUSTEE                    FUND        FUND               FUND               EXPENSES         IN COMPLEX**
---------------                    ----        ----               ----               --------         ----------
Roger J. Weiss                     $0          $0                 $0                 $0                 $0
Raymond R. Herrmann, Jr.           2,625       2,625              2,625               0               29,000
Lawrence J. Israel                 2,625       2,625              2,625               0               29,000
Graham E. Jones                    2,625       2,625              2,625               0               23,375
Paul Meek                          2,625       2,625              2,625               0               21,500
William B. Ross                    2,625       2,625              2,625               0               21,500
Robert A. Straniere                2,625       2,625              2,625               0               21,500
Harvey Sampson***                  1,625       1,625              1,625               0               19,125



------------

*IN ADDITION TO THE COMPENSATION PAID DURING 1998 BY THE FUNDS TO THE TRUSTEES, THE FUNDS PAID DEFERRED COMPENSATION TO WILLIS WINN, A FORMER TRUSTEE, AS
FOLLOWS: GROWTH AND INCOME FUND - $1,045; TUDOR FUND - $1,045; CORE BOND FUND - $799; GOVERNMENT MONEY MARKET FUND - $583; TAX FREE MONEY MARKET FUND - $583; INTERNATIONAL FUND - $390; AND QUANTITATIVE FUND - $74.

**AS OF DECEMBER 31, 1998, THERE WERE 12 MUTUAL FUNDS IN THE WEISS, PECK & GREER GROUP OF FUNDS (INCLUDING THE TOMORROW(R) FUNDS) THAT PUBLICLY OFFER THEIR SHARES.

***EFFECTIVE APRIL 23, 1998, MR. SAMPSON IS NO LONGER A TRUSTEE OF THE FUNDS.

             BENEFICIAL OWNERSHIP TABLE
             AS OF FEBRUARY ___,1999



               Trustees & Officers                     WPG              WPG Advisory Accts(1)              WPG Disclaims
             -------------------------    ------------------------    ---------------------------    ---------------------------
                SHARES         %            SHARES         %              SHARES          %              SHARES          %
                ------         -            ------         -              ------          -              ------          -
Gov't M/M         *                                 0           0        323,361,000       82.5%        321,548,000       99.4%

TFMM              *                                 0           0         78,054,000       51.7%         78,054,000      100.0%

Muni              *                                 0           0          1,021,429       49.6%          1,021,429      100.0%

Core              *                             1,136        0.0%          7,196,381       50.4%          7,179,628       99.8%

G&I               *                               278        0.0%          1,590,425       39.9%          1,550,391       97.5%

Tudor             *                             5,472        0.1%            590,050       11.4%            574,343       97.3%

Int'l              13,327        2.1%           1,148        0.2%            396,017       60.9%            391,066       98.7%

Quant             *                                 0           0          6,079,299       48.8%          5,948,414       97.8%


-----------------
*AS OF JANUARY 31, 1999, THE TRUSTEES AND OFFICERS OF EACH FUND AS A GROUP BENEFICIALLY OWNED NOT MORE THAN 1% OF THE OUTSTANDING SHARES OF EACH FUND.

1WPG ADVISORY ACCOUNTS ARE ADVISORY ACCOUNTS OVER WHICH WPG OR ITS AFFILIATES HAVE DISCRETIONARY INVESTMENT AUTHORITY AND/OR DISCRETIONARY AUTHORITY TO VOTE THE SECURITIES HELD IN SUCH ACCOUNTS.

CERTAIN SHAREHOLDERS

       As of February___, 1999, no person within the knowledge of the management of the funds directly or indirectly owned, controlled or held with power to vote 5% or more of the outstanding voting securities (i.e., shares) of any fund, except as set forth below:


                                                         PERCENTAGE OF
NAME AND ADDRESS                                       OUTSTANDING SHARES
----------------                                       ------------------

CORE BOND FUND
                                                              9.1%
Key Trust Co Ttee FBO
Bricklayers Allied Craftsmen
Local 83 Pen/PL
A/C 40009500
P. O. Box 94871
Cleveland, OH 44101-4871

The Trust Co. of Toledo                                       7.7%
Successor Ttee for
Toledo Roofers Local 134
Pen Plan dtd 7/6/83
6135 Trust Drive Ste. 206
Holland, OH 43528

The Trust Co. of Toledo NA                                    7.4%
Ttee.  Toledo Plumbers Local
#50 Pension & Retirement Option C
Attn: Lenore Peterson
6135 Trust Drive, Suite #206
Holland, OH 43528

LaSalle National Bank                                         6.5%
Custodian Edgewater Medical Center
P. O. Box 1443
Chicago, IL 60690

Oneal Steel Co. Pension Trust                                 5.8%
Southtrust Corp - Trust Ops
Attn: Lisa Dark
P.O. Box 2554
Birmingham, AL 35290


                                                         PERCENTAGE OF
NAME AND ADDRESS                                       OUTSTANDING SHARES
----------------                                       ------------------

GROWTH AND INCOME FUND

Star Creations Hong Kong Ltd.                               10.8%
Ugland House
P.O. Box 309
Georgetown Grand Cayman BWI

Sunbelt Beverage Corporation*                                6.6%
Profit Sharing Plan
4601 Hollins Ferry Rd.
Baltimore, MD 21227

Charles Schwab & Co., Inc.                                   6.0%
Reinvestment Account
101 Montgomery Street
San Francisco, CA 94101

WPG GOVERNMENT MONEY MARKET FUND

Stephen H. Weiss                                             7.8%
One New York Plaza
New York, NY 10004


INTERNATIONAL FUND

Gussman Investments                                         11.2%
Nadel & Gussman Oil Producers
First National Tower 32nd Floor
Tulsa, OK 74103

Petropower                                                   7.2%
Nadel & Gussman Oil Producers
First National Tower
Tulsa, OK 74103
Boston and Co.
                                                             5.1%
FPRF 1744332
Mutual Fund Operations
P. O. Box 3198
Pittsburgh, PA 15230-3198

MUNICIPAL FUND

James J. Shea Jr. &                                          6.4%
Marisa Shea Ttees
FBO The Shea Family Trust
UTD 06/15/87
42-600 Bob Hope Drive. #406
Rancho Mirage, CA 92270

--------
     *Mr. Herrmann, a non-interested Trustee of each fund, is Chairman of the Board of Sunbelt Beverage Corporation. Mr. Herrmann disclaims beneficial ownership of more than 99% of the shares held by the Sunbelt Beverage Corporation's Profit Sharing Plan.


                                                         PERCENTAGE OF
NAME AND ADDRESS                                       OUTSTANDING SHARES
----------------                                       ------------------

QUANTITATIVE FUND

The Trust Co. of Toledo NA                                  34.1%
Ttee. Toledo Plumbers Local
#50 Pension & Retirement Pool A
Attn: Lenore Peterson
6135 Trust Drive, Suite #206
Holland, OH 43528

Star Creations Hong Kong Ltd.                               12.5%
Ugland House
P.O. Box 309
Georgetown Grand Cayman BWI


HOW TO PURCHASE SHARES

(See "How to Purchase Shares" in the prospectus.)

       The offering of shares of each fund is continuous. A fund may terminate the continuous offering of its shares and may refuse to accept any purchase order at any time at the discretion of its Trustees. Shares of the funds may be purchased from the funds directly by an investor or may be purchased on behalf of an investor by WPG or another broker-dealer or, in the case of Core Bond Fund and International Fund, by a Service Organization. An investor directly purchasing a fund's shares should complete and execute the subscription form included with the prospectus in accordance with the instructions in the prospectus. Investors purchasing a fund's shares through WPG, another broker-dealer or a Service Organization should contact WPG, the broker-dealer or the Service Organization, as appropriate, directly by mail or by telephone for appropriate instructions.

       In the case of telephone subscriptions, if full payment for telephone subscriptions is not received by the fund within the customary time period for settlement then in effect after the acceptance of the order by the fund, the order is subject to cancellation and the purchaser will be liable to the affected fund for any loss suffered as a result of such cancellation. To recoup such loss each fund reserves the right to redeem shares owned by any shareholder whose purchase order is cancelled for non-payment, and such purchaser may be prohibited from placing further telephone orders.

     The purchaser of a fund's shares pays no sales load or underwriting commission with respect to an investment in the fund. If a subscription or redemption is arranged and settlement made through a member of the National Association of Securities Dealers, Inc. ("NASD"), then that member may, in its discretion, charge a fee for this service. Service Organizations may receive fees for certain administrative services which they perform for the Core Bond Fund and International Fund and may also charge their customers fees for automatic investment, redemption or other services provided to the customers. Information concerning services and customer charges will be provided by the particular Service Organization to any customer who must authorize the purchase of a fund's shares prior to such purchase.

       Shares of the funds may be transferred upon delivery to the Transfer Agent of appropriate written instructions which clearly identify the account and the number of shares to be transferred. Such instructions must be signed by the registered owner and must be accompanied by certificates for the shares, if any, which are being transferred, duly endorsed, or with an executed stock power. No signature guarantee will be required on a transfer request if the proceeds of the transfer are requested to be made payable to the shareholder of record and sent to the record address of such shareholder. Otherwise, the signature on the letter of instructions and the share certificates or the stock power must be guaranteed, and otherwise be in good order for purposes of transfer. The funds are not bound to record any transfer until all required documents have been received by the Transfer Agent.

       Signature guarantees, when required, must be obtained from any one of the following institutions, provided that such institution meets credit standards established by the Funds' Transfer Agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000;
(iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

       In addition to the Transfer Agent, each fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of fund shares. In accordance with a position taken by the staff of the SEC, such purchase and redemption orders are considered to have been received by a fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the SEC, such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee.

LIMITS ON FUND SHARE TRANSACTIONS

       In order to reduce the investment performance effect of excessive shareholder trading in shares of the Weiss, Peck & Greer Equity Funds (as defined below) and to minimize the funds' transaction expenses, WPG has adopted a policy of limiting the number of shareholder exchange and purchase/redemption transactions by any one account (or group of accounts under common management) involving Weiss, Peck & Greer Equity Funds ("Equity Share Transactions"), to a total of six such transactions per calendar year, computed on a multi-fund basis. Equity Share Transactions subject to this limit are: (a) exchanges into or out of any Weiss, Peck & Greer Equity Fund; and (b) any pair of transactions involving a purchase followed by a redemption for offsetting or substantially similar amounts, in any one Weiss, Peck & Greer Equity Fund.

       The "Weiss, Peck & Greer Equity Funds" currently include WPG Tudor Fund, WPG Growth and Income Fund, Weiss, Peck & Greer International Fund and WPG Quantitative Equity Fund. This limit does not apply to any transactions solely among or solely involving WPG Core Bond Fund, WPG Government Money Market Fund, WPG Tax Free Money Market Fund and the WPG Intermediate Municipal Bond Fund.

       If the transaction activity in any account or group of accounts under common management exceeds this limit, the applicable fund may, at its discretion, refuse additional purchase orders, or the purchase portion of additional exchange orders, as the case may be, with respect to such account or group of accounts for the remainder of the calendar year. Redemption orders will not be refused.

"IN-KIND" PURCHASES

       The shares of a fund may be purchased, in whole or in part, by delivering to the fund securities that (a) meet the investment objective and policies of that fund, (b) have readily available market prices and quotations, (c) are liquid securities not restricted as to transfer and (d) are otherwise acceptable to the Adviser and the fund, which reserve the right to reject all or any part of the securities offered in exchange for shares of such fund. An investor who wishes to make an "in-kind" purchase should furnish to the fund a list with a full and exact description of all of the securities which he proposes to deliver. The market value of securities accepted in exchange must be at least equal to the initial or additional purchase minimum. The fund will specify those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the fund's custodian and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the fund in the same manner as portfolio securities of the fund are valued. See "Net Asset Value." The number of full and fractional fund shares having a net asset value (as next determined following receipt of the securities) equal to the value of the securities delivered by the investor will be issued to the investor, less any applicable stock transfer taxes. A fund will acquire such securities for investment purposes only and not for immediate resale. The exchange of securities by the investor for shares of a fund is a taxable transaction that may result in recognition of gain or loss on the securities so exchanged for federal, state and local income tax purposes. Investors should consult their own tax advisers in light of their particular tax situations.

                              REDEMPTION OF SHARES

(See "How to Redeem Shares" in the prospectus.")

       Any shareholder of a fund is entitled to require the fund to redeem all or part of his shares. It is suggested that all redemption requests be sent by certified mail, return receipt requested. Investors whose shares are purchased through their accounts at WPG, a broker-dealer or a Service Organization may redeem all or a part of their shares in accordance with instructions pertaining to such accounts. It is the responsibility of WPG, the broker-dealer or the Service Organization to transmit the redemption order and credit its customer's account with the redemption proceeds on a timely basis. Other investors may redeem all or part of their shares in accordance with the procedures detailed in the prospectus.

       The redemption price, which may be more or less than the price paid by the shareholder for his shares, is the net asset value per share next determined after a written request for redemption in proper form is received by First Data Investor Services Group, Inc. (the "Transfer Agent") or the fund. Redemptions are taxable transactions for shareholders who are subject to tax. There is no redemption charge imposed by any fund with respect to the redemption of shares. Redemption requests which are not in proper form will be returned to the shareholder for correction. Redemptions will not become effective until all documents in proper form have been received by the Transfer Agent. The Transfer Agent will reject redemption requests unless checks (including certified checks or cashier's checks) received for shares purchased have cleared (which may take up to fifteen days). To prevent such rejection, an investor may contact the fund or the Transfer Agent to arrange for payment for shares in cash or another form of immediately available funds.

       The redemption price may be paid in cash or portfolio securities, at each fund's discretion. The funds have, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the redemption price and the shareholder may incur a brokerage charge when the shareholder sells the securities he receives. The selection of such securities will be made in such manner as the officers of the affected fund deem fair and reasonable.

       Payment for redeemed shares normally will be made after receipt by the Transfer Agent of a written request for redemption in proper form as more fully described in the prospectus. Normally redemption proceeds are paid by check and mailed to the shareholder of record. Shareholders may elect to have payments wired to their bank, unless their bank cannot receive federal reserve wires. (Please contact the funds for further information on wire charges.) Such payment may be postponed, and the right of redemption suspended during any period when:
(a) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the applicable rules and regulations of the SEC or the NYSE is closed for other than weekends and holidays; (b) the SEC has, by order, permitted such suspension; or (c) an emergency, as defined by rules and regulations of the SEC, exists, making disposal of portfolio securities or valuation of net assets of the fund not reasonably practicable.

                                 NET ASSET VALUE

(See "How Each Fund's Net Asset Value is Determined" in the prospectus.)

       The net asset value of each Fund is determined once daily, Monday through Friday (when the NYSE is open for regular trading) on each day (other than a day during which no shares of the applicable Fund were tendered for redemption and no order to purchase or sell shares of that Fund was received) in which there is a sufficient degree of trading in that Fund's portfolio securities that the current net asset value of that Fund's shares might be materially affected. Such determination is made as of the close of regular trading on the NYSE, normally 4:00 P.M. New York City time. In addition, Government Money Market Fund and Tax Free Money Market Fund calculate their net asset value per share as of 12:00 P.M. New York City time on those days on which the NYSE is open for regular trading and on which a purchase order for fund shares and related federal funds wire is received prior to 12:00 P.M. New York City time. The net asset value per share is calculated by dividing the value of a fund's securities, cash and other assets (including dividends accrued but not collected) less all of its liabilities (including options and accrued expenses but excluding capital and surplus), by the total number of shares outstanding, the result being rounded to the nearest cent. All expenses of a fund are accrued daily and taken into account for the purpose of determining the net asset value. The NYSE is not open for trading on weekends or on New Year's Day (January 1), Dr. Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in
May), Independence Day (July 4), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day (December
25).

       The public offering price of a fund's shares is the net asset value per share next determined after receipt of an order. Orders for shares which have been received by a fund or the Transfer Agent prior to the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.

       Portfolio securities traded on more than one U.S. national securities exchange or on a U.S. exchange and a foreign securities exchange are valued at the last sale price from the exchange representing the principal market for such securities on the business day when such value is determined. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at currency exchange rates determined by the fund's custodian to be representative of fair levels at times prior to the close of trading on the NYSE. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on the NYSE and may not take place on all business days that the NYSE is open and may take place on days when the NYSE is closed. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a fund's calculation of net asset value unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment may be made.

THE NON-MONEY MARKET FUNDS

     In determining the net asset value of each non-Money Market Fund, securities, options on securities, futures contracts and options thereon which are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange on which the security is most extensively traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the funds' Valuation Committee as authorized by the Boards.

       Bonds and other fixed income securities (other than short-term obligations but including listed issues) in a fund's portfolio are valued at fair market value on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

       For purposes of determining the net asset value of the funds' shares, options transactions will be treated as follows: When a fund sells an option, an amount equal to the premium received by that fund will be included in that fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that fund enters into a closing purchase transaction, that fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by a fund is exercised, that fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.

THE MONEY MARKET FUNDS

       Pursuant to a Rule of the SEC, each Money Market Fund's portfolio securities are valued using the amortized cost method of valuation to seek to maintain a constant net asset value of $1.00 per share. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that a Money Market Fund would receive if it sold the instrument. During such periods, the yield to investors in a Money Market Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of a Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher yield if he or she purchased shares of the fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The Board of Trustees of Funds Trust has established procedures designed to stabilize, to the extent reasonably possible, each Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Money Market Funds' respective portfolio by the Board, at such intervals as they deem appropriate, to determine whether the funds' net asset values per share calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviate from $1.00 per share based on amortized cost. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event that the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders of either Money Market Fund, it will take such corrective action as it regards to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00 the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. Further, the Board may authorize an affiliate of the Money Market Funds to purchase from a Money Market Fund any security that is not an "eligible security" in accordance with Rule 2a-7 under the 1940 Act. Each Money Market Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on a Money Market Fund's shares.

       Generally, in order to continue to use the amortized cost method of valuation, the Money Market Funds' respective investments, including repurchase agreements, must be U.S. dollar-denominated instruments which the Board determines present minimal credit risks and which are of high quality (i.e., two highest ratings) as determined by two nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, of comparable quality as determined by the Board. Each Money Market Fund must also comply with certain other conditions, including certain diversification requirements, and must maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and generally may not purchase any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, a Money Market Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as reasonable practicable. The Adviser will periodically review this method of valuation and recommend changes to the Board which may be necessary to assure that the portfolio instruments are valued at their fair value as determined by the Board in good faith.

                                INVESTOR SERVICES

     The funds offer a variety of services, as described in Appendix B and in the sections that follow, designed to meet the needs of their shareholders. The costs of providing such services are borne by the funds, except as otherwise specified below. Further information on each service is set forth in the prospectus under the caption "Shareholder Services."

AUTOMATIC REINVESTMENT PLAN

       For the convenience of a fund's shareholders and to permit shareholders to increase their shareholdings in a fund, the funds' Transfer Agent is, unless otherwise specified, appointed in the subscription form by the investor as an agent to receive all dividends and capital gains distributions and to reinvest them in shares (or fractions thereof) of the applicable fund, at the net asset value per share next determined after the record date for the dividend or distribution. The investor may, of course, terminate such agency agreement at any time by written notice to the Transfer Agent, and direct the Transfer Agent to have dividends or capital gains distributions, or both, if any, sent to him in cash rather than reinvested in shares of the applicable fund. The funds or Transfer Agent may also terminate such agency agreement, and the funds have the right to appoint a successor Transfer Agent.

EXCHANGE PRIVILEGE

       Shares of a fund may be exchanged by mail for shares of any other fund at their relative net asset values. Shareholders may exchange shares by telephone or telegram once the Telephone Authorization Section of the account application has been completed and filed with the Transfer Agent and it has been accepted. To exchange shares by telephone, call 1-800-223-3222 between the hours of 9:00 A.M. and 4:00 P.M. Eastern time on any day that the funds are open for business. A current prospectus, which may be obtained from a fund, should be read in advance of any investment in any fund. For tax purposes, an exchange involves a redemption of shares, which is a taxable transaction for shareholders who are subject to tax. Signatures on the written authorization to exchange by telephone or telegram must be guaranteed in the same manner as set forth under "How to Purchase Shares." However, for exchanges by mail, no guarantee is required if the exchange is being made into an identically registered account. The exchange privilege is available only in those jurisdictions where shares of the funds may be legally sold. When establishing a new account by an exchange, the value of the shares redeemed must meet the minimum initial investment requirement of the funds involved. In addition, the exchange privilege is available only when payment for the shares to be redeemed has been made. Exchange requests will not be accepted for shares purchased by check until such check clears which could be up to 15 days from the date that the shares were purchased. If for these or other reasons the exchange cannot be effected, the shareholder will be so notified.

       This service is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The exchange privilege is not meant to afford shareholders an investment vehicle to play short-term swings in the stock market by engaging in frequent transactions in and out of the funds. Shareholders who engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders. See "HOW TO REDEEM SHARES --Excessive Trading" in the prospectus and "HOW TO PURCHASE SHARES --Limits On Fund Share Transactions" above for limitations on exchanges and trading in the funds' shares.

AUTOMATIC INVESTMENT PLAN

       The Automatic Investment Plan enables investors to make regular (monthly or quarterly) investments of $50 or more in shares of any fund (except for the Quantitative Fund) through an automatic withdrawal from your designated bank account by simply completing the Automatic Investment Plan application. Please call 1-800-223-3332 or write to WPG to receive this form. By completing the form, you authorize the funds' Custodian to periodically draw money from your designated account, and to invest such amounts in account(s) with the fund(s) specified. The transaction will be automatically processed to your mutual fund account on or about the first business day of the month or quarter you designate.

       If you elect the Automatic Investment Plan, please be aware that: (1) the privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the funds' Custodian is under no obligation to notify you as to the non-payment of any check, and (3) this service may be modified or discontinued by the funds' Custodian upon thirty (30) days' written notice to you prior to any payment date, or may be discontinued by you by written notice to the Transfer Agent at least ten (10) days before the next payment date.

SWEEP PROGRAM

       Shares may be purchased through a sweep program under which funds in a customer's private account with WPG are automatically invested in shares of the Government Money Market Fund or the Tax Free Money Market Fund. Under this program, funds deposited in a private account with WPG usually are invested daily in the customer's account with the Government Money Market Fund or the Tax Free Money Market Fund. The funds expect that WPG will transmit orders for the purchase of a fund's shares on the same day that funds are swept from the private account. The Sweep Program is serviced by WPG's outside service bureau, ADP, in connection with the funds' Custodian. An account statement will be generated through WPG.

SYSTEMATIC WITHDRAWAL PLAN

       Redemption of shares for such purposes may reduce or even liquidate the account, particularly in a declining market. Such payments paid to a shareholder cannot be considered a yield or income on the investment. Payments to a shareholder in excess of distributions of investment income will constitute a return of his invested principal, and liquidation of shares pursuant to this Plan is a redemption, which is a taxable transaction for shareholders who are subject to tax.

       Withdrawals at the same time as regular purchases of a fund's shares ordinarily will not be permitted since purchases are intended to accumulate capital and the Systematic Withdrawal Plan is designed for the regular withdrawal of funds, except that a shareholder may make lump sum investments, of $5,000 or more. The Systematic Withdrawal Plan may be terminated by the shareholder, without penalty, at any time and the funds may terminate the Plan at will. There are no contractual rights on the part of either party with respect to the Plan.

                          DIVIDENDS, DISTRIBUTIONS AND
                                   TAX STATUS

     Each fund is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. A regulated investment company qualifying under Subchapter M of the Code is not subject to federal income tax on distributed amounts to the extent that it distributes its taxable and tax-exempt net investment income and net realized capital gains in accordance with the timing and other requirements of the Code. Each fund intends to qualify and be treated as a regulated investment company for each taxable year.

       Qualification of a fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the fund's gross income for its taxable year, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the fund distribute for its taxable year (in accordance with the Code's timing and other requirements) to its shareholders as dividends at least 90% of the sum of its taxable and tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss earned in such year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the fund to qualify as a regulated investment company but is taxed to the fund if it is not distributed);

and (c) the fund diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to no more than 5% of the fair market value of the fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and engaged in the same, similar, or related trades or businesses.

       Each fund intends to distribute at least annually to its shareholders all or substantially all of its taxable income (if any) (including net realized capital gains) and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for a fund that invests in foreign securities, such as the International Fund, to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     Each fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires that a fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the fund's ordinary income (not including tax-exempt interest) for the calendar year, at least 98% of the excess of its capital gains over its capital losses realized during the one-year period ending October 31 during such year, as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the fund paid no federal income tax. Each fund has distribution policies that should generally enable it to avoid liability for this tax.

     Net investment income for a fund is the fund's investment income less its expenses. Dividends from taxable net investment income, certain net realized foreign currency gains, and the excess, if any, of net short-term capital gain over net long-term capital loss of a fund will be taxed to shareholders as ordinary income, and dividends from net long-term capital gain in excess of net short-term capital loss ("capital gain dividends") will be taxed to shareholders as long-term capital gain, for federal income tax purposes. Dividends, including capital gain dividends, declared in October, November or December as of a record date in such a month and paid in the following January are treated under the Code as if they were received on December 31 of the year in which they are declared. These dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. The funds have the following capital loss carryforwards as of December 31, 1998, showing amount(s) and expiration date(s) for each fund:


                                             AMOUNT                    YEAR OF
FUND                                        (000'S)                   EXPIRATION
----                                        -------                   ----------
Tax Free Money Market Fund                    $11                        2001
Government Money Market Fund                 2,014                       2003
Core Bond Fund                               14,662                      2002
Tax Free Money Market Fund                     1                         2003
Core Bond Fund                               20,113                      2003
Core Bond Fund                                153                        2004
Tax Free Money Market Fund                     3                         2004
Tax Free Money Market Fund                     4                         2005
Tax Free Money Market Fund                     1                         2006


     Long-term capital gains of a fund are taxable to shareholders as long-term capital gains if they are either distributed in the form of capital gain dividends or retained by the fund and designated for treatment as capital gains distributed to the shareholders. Capital gain dividends are not eligible for the dividends-received deduction, which is described below. If any net realized long-term capital gain in excess of net realized short-term capital loss is retained by a fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such long- term capital gains as capital gains, will be able to claim his share of federal income taxes paid by the fund on such gains as a credit against his own federal income tax liability, and will be entitled to increase the adjusted tax basis of his fund shares by the difference between his pro rata share of such gains and his tax credit.

       Each year, each fund will notify shareholders of the tax status of its dividends and distributions including, in the case of the Tax-Free Money Market Fund and the Municipal Fund, a statement of the percentage of the prior calendar year's distributions which the fund has designated as tax-exempt, the percentage (if any) of such tax-exempt distributions treated as a tax-preference item for purposes of the federal alternative minimum tax, and the source on a state-by-state basis of all distributions of tax-exempt interest. Distributions of interest income exempt for federal income tax purposes may also be exempt under the tax laws of certain states or localities if derived from obligations of such states or localities. Such an exemption may be subject to certain concentration, designation, reporting or other requirements in certain jurisdictions, which in some cases may not be satisfied by a fund. You may wish to consult your tax adviser concerning the status in the states and localities where you pay tax of exempt-interest dividends from the Tax Free Money Market Fund and the Municipal Bond Fund.

       A portion of the dividends from the Growth and Income Fund, Tudor Fund, International Fund and Quantitative Fund may qualify for the 70% dividends-received deduction for corporate shareholders. The portion of such dividends which qualifies for such deduction is the portion, properly designated by the funds, which is derived from dividends of U.S. domestic corporations with respect to shares held by the funds that are not debt-financed and have been held for tax purposes at least a minimum period, generally 46 days, extending before and after each such dividend. The international fund does not expect to have any significant investment in U.S. domestic corporations. The dividends-received deduction for corporations will be reduced to the extent the shares of a fund with respect to which the dividends are received are treated as debt-financed under the code and will be eliminated if such shares are deemed to have been held (for tax purposes) for less than the minimum period referred to above with respect to each dividend. Shareholders will be informed of the percentages of dividends which may qualify for the dividends-received deduction. Dividends from funds other than the Growth and Income Fund, Tudor Fund, International Fund and Quantitative Fund will not qualify for the dividends-received deduction.

       Section 1059 of the Code provides for a reduction in a stock's basis for the untaxed portion (i.E., The portion qualifying for the dividends-received deduction) of an "extraordinary dividend" if the stock has not been held at least two years prior to the extraordinary dividend. Extraordinary dividends are dividends paid during a prescribed period which equal or exceed 10 percent (5 percent for preferred stock) of the recipient corporation's adjusted basis in the stock of the payor or which meet an alternative fair market value test. To the extent that dividend payments by the Growth and Income Fund, Tudor Fund, International Fund and Quantitative Fund to their corporate shareholders constitutes extraordinary dividends, such shareholders' basis in their shares will be reduced, and to the extent such basis would be reduced below zero, current recognition of income may be required.


       The excess, if any, of a corporation's "adjusted current earnings" over its "alternative minimum taxable income" includes the amount of dividends, if any, excluded from income by virtue of the 70% dividends-received deduction, which may increase its alternative minimum tax liability.

       If you invest in the Core Bond Fund, Government Money Market Fund, or Growth and Income Fund, you should know that many states and local taxing authorities allow an exemption from state or local income tax for distributions derived from interest received by a fund from direct obligations of the u.S. Government, such as U.S. Treasury obligations, or an exemption from intangible property taxes based on the extent of a fund's investment in such direct U.S. Government obligations. Such an exemption may be subject to certain concentration, designation, reporting or other requirements in certain jurisdictions, which in some cases may not be satisfied by a fund. You may wish to consult your tax adviser concerning the possible existence of such an exemption in the states and localities where you pay tax.

       Dividends, including capital gain dividends, paid by a fund (except for daily dividends paid by the Money Market Funds, the Core Bond Fund and the Municipal Bond Fund) shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the shareholder's purchase price to the shareholder, they will be subject to federal income tax as described above, except for exempt-interest dividends (as defined below). Therefore, prior to purchasing shares an investor should consider the impact of an anticipated dividend distribution.

       Distributions from a fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described above whether taken in shares or in cash. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in the shares so received equal to the amount of cash they would have received had they elected to receive cash.

       All dividends and capital gain dividends, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest, including exempt-interest dividends. Redemptions of shares, including exchanges for shares of another fund, may result in tax consequences to the shareholder and are also subject to these reporting requirements, except for the redemption or other disposition of shares of the Money Market Funds with respect to which no gain or loss is realized.

     Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.E., Long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the fund's holding period for the option, and in the case of an exercise of the option, on the fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, possibly requiring the recognition of gain in an appreciated substantially identical portfolio stock or security or causing an adjustment in the holding period of such a stock or security in the fund's portfolio. If a fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is generally treated as a short-term capital gain or loss. If a call option is exercised, whether the gain or loss is long-term or short-term depends on the holding period of the underlying stock or security. The exercise of a put option written by a fund is not a taxable transaction for the fund.

       Futures contracts, including certain foreign currency futures contracts, that are "regulated futures contracts," entered into by a fund and listed non-equity options written or purchased by a fund (including options on debt securities, options on futures contracts, options on securities indices, options on broad-based stock indices, and certain foreign currency options), will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position (with the exceptions stated in the next paragraph) will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a fund's taxable year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss will be recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a fund's portfolio. Additionally, a fund may be required to recognize gain (which is subject to tax distribution requirements) if an option, future, forward contract, short sale or other transaction that is not marked to market under
Section 1256 of the code is treated as a constructive sale of an appreciated financial position in the fund's portfolio.

       Certain foreign currency forward contracts entered into by a fund may also be subject to section 1256 of the code, which as described above generally requires that contracts governed by Section 1256 be marked to market (i.e., Treated as if they were closed out at their closing price) on the last day of the fund's taxable year, with any resulting gain or loss taken into account for such year. Absent a tax election to the contrary that may be available for any such contract that is not part of a straddle, this mark to market gain or loss, as well as gain or loss from the actual closing out of or delivery under such a contract, will generally be treated as ordinary income or loss. Gain or loss from any foreign currency forward contracts, foreign currency futures contracts or foreign currency options that are not subject to Section 1256 will also generally be treated as ordinary income or loss.

     Certain tax rules governing foreign currency activities and foreign currency options, futures and forward contracts not directly related to a fund's principal business of investing in stock or securities could require that these activities be limited, under possible future Treasury regulations, in order to satisfy the 90% test described above.

       Positions of a fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a fund.

       Positions of a fund which consist of at least one debt security not governed by Section 1256 and at least one futures contract or listed non-equity option governed by Section 1256 which substantially diminishes a fund's risk of loss with respect to such debt security will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each fund will monitor its transactions in options, futures and forward contracts and may make certain tax elections in order to mitigate the operation of these rules.

       Foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than foreign currency options and futures contracts that are governed by Section 1256 of the Code and for which no election is made) are generally treated as ordinary income or loss under Section 988 of the Code.

       The tax rules applicable to options, futures, currency forward contracts, foreign currency transactions and constructive sales may affect the amount, timing and character of a fund's income and, consequently, its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, converting capital gain or loss into ordinary income or loss, and accelerating a fund's income or gains or deferring its losses.

       The federal income tax rules applicable to dollar rolls and certain structured or hybrid securities are not or may not be settled, and a fund may be required to account for these transactions or investments in a manner that, under certain circumstances, may limit the extent of its use of such transactions or investments.

     A fund's investment in zero coupon securities, capital appreciation bonds, or other securities having original issue discount (or market discount, if the fund elects to include market discount in income currently) will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. The mark to market and constructive sale rules described above may also require a fund to recognize income or gains without a concurrent receipt of cash. In order to distribute this income or gains, maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

       Investments in lower-rated securities, in which the Growth and Income Fund and Tudor Fund may invest, may present special tax issues for a fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the funds, in the event they invest in such securities, in order to reduce the risk of distributing insufficient income to preserve their status as regulated investment companies and seek to avoid becoming subject to federal income or excise tax.

       A fund, to the extent it invests in foreign securities, may be subject to foreign withholding or other foreign taxes with respect to income (possible including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. Income tax treaty in some cases. However, the funds, other than the International Fund, generally will not be eligible to pass through to shareholders these taxes and any associated foreign tax credits or deductions for foreign taxes paid by such funds that are not thus reduced or eliminated. Such funds generally will, however, be entitled to deduct such taxes in computing their income subject to tax (if any).

     The International Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as amounts distributed to them (in addition to the dividends and distributions they actually received), their pro rata portion of qualified taxes paid by the fund to foreign countries (not in excess of the fund's actual tax liability). Qualified taxes generally include only taxes that are treated as income taxes under United States tax principles and therefore would not include, for example, stamp taxes, securities transaction taxes, and similar taxes. The shareholders of the International Fund may claim a foreign tax credit or deduction by reason of the fund's election under Section 853 of the Code, if the fund makes such an election, which is permitted only if more than 50% of the value of the total assets of the fund at the close of its taxable year consists of stocks or securities of foreign corporations. The foreign tax credit or deduction available to shareholders is subject to the satisfaction of holding period requirements (applicable to the credit at both the fund and shareholder levels) and certain other requirements and limitations imposed under the code. For instance, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income increased by the shareholder's pro rata share of qualified foreign taxes paid by the fund if the fund makes the election permitted under Section 853. If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to section 988 of the code and of any other income realized by the fund that is deemed, under the code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation does not apply to individuals that meet certain requirements for an exemption, including the requirement that the amount of creditable foreign taxes not exceed $300 ($600 in the case of a joint return). This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the fund. It should also be noted that, if the election is made, a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

     If a fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is distributed on a timely basis to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such tax and interest charges. Certain elections may be available to ameliorate these adverse tax consequences, but any such election could require the fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each fund that is permitted to acquire foreign investments may limit and/or manage its investments in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow through as "exempt-interest dividends" that are treated as tax-exempt interest to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each of the Municipal Bond Fund and Tax Free Money Market Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as exempt-interest dividends under the Code. Distributions to shareholders of tax-exempt interest earned by Municipal Bond Fund and Tax Free Money Market Fund for the taxable year are therefore not subject to regular federal income tax, although they may be subject to the individual and corporate alternative minimum taxes described below.


       A portion of the income that Tax Free Money Market Fund and Municipal Bond Fund receive and distribute to shareholders may be subject to regular federal, alternative minimum, state and local income taxes. Investments or transactions that produce taxable income or gain would include options or futures transactions, securities loans, repurchase agreements and when-issued or forward- commitment transactions disposed of at a gain. Accrued market discount that is required to be included in income with respect to securities acquired at a market discount, e.g., upon a disposition of these securities, and a portion of the discount from certain stripped tax-exempt obligations or their coupons is also taxable.


       Interest on indebtedness incurred by shareholders to purchase or carry shares of the Tax Free Money Market Fund or Municipal Bond Fund will not be deductible for federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by such funds. Under rules used by the internal revenue service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

       Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. Neither Tax Free Money Market Fund nor Municipal Bond Fund has undertaken or will undertake any investigation as to the users of the facilities financed by bonds in their respective portfolios, and these funds may not be appropriate investments for substantial users (or related persons) of such facilities.


       Distributions of tax exempt income are taken into account in computing the portion, if any, of social security and railroad retirement benefits subject to federal and, in some cases, state taxes.

       Several provisions of federal tax law were enacted principally in the 1970's and 1980's that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. For example:


       (i) Interest on certain private activity bonds issued after August 15, 1986 (or, in certain cases, on or after September 1, 1986) is generally not exempt from regular federal income tax, although it might have been exempt under prior law. These include bonds the proceeds of which are used to finance sports facilities, convention facilities, industrial parks and nuclear waste disposal facilities;


     (ii) Interest (including exempt-interest dividends attributable to such interest) on all private activity bonds issued on or after August 8, 1986 (or, in certain cases, September 1, 1986) other than qualified Section 501(c)(3) bonds or refundings of bonds originally issued before such dates is an item of tax preference that is subject to the individual alternative minimum tax and the alternative minimum tax on corporations;

       (iii) Interest (including exempt-interest dividends attributable to such interest) on all tax-exempt bonds, regardless of when issued, may increase liability for the corporate alternative minimum tax because 75% of the excess of adjusted current earnings over alternative minimum taxable income is an adjustment that, except to the extent already taken into account as private activity bond interest, increases the alternative minimum taxable income subject to the corporate alternative minimum tax; and

       (iv) Due to the substantial number and range of requirements to be satisfied by tax-exempt bonds after their issuance, the risk of retroactive revocation of the tax-exempt status of bonds due to acts or omissions on the part of issuers after the date of issuance is in general greater than under prior law but varies for different types of bonds.

       It is not possible to predict with certainty the effect of these tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment by the tax free money market fund or the municipal bond fund.

       Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisors for more information. See also Appendix B.


       All or a portion of a loss realized upon the redemption or other disposition of shares of a fund may be disallowed under "wash sale" rules to the extent shares of the same fund are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption or other disposition. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be disallowed, in the case of a disposition of shares of tax free money fund or municipal bond fund, to the extent of the amount of any exempt-interest dividends paid with respect to such shares and, for such shares of all funds, any portion of such loss that is not disallowed will be treated as a long-term capital loss to the extent of any capital gain dividend paid with respect to such shares. Exchanges and withdrawals under the systematic withdrawal plan are treated as redemptions for federal income tax purposes. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of the shares of a fund is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.




       The funds may be required to pay state taxes in states that have jurisdiction to tax them, except to the extent an exemption may be available, but the funds do not anticipate that their state tax liabilities will be substantial.

     The foregoing discussion of U.S. Federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates subject to tax under such law. The discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, financial institutions, and insurance companies. Each shareholder who is not a u.S. Person should consider the U.S. and foreign tax consequences of ownership of shares of the funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on fund distributions treated as ordinary dividends and, unless an effective irs form W-8BEN or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from a fund.

       This discussion of the federal income tax treatment of the fund and its shareholders is based on the federal income tax law in effect as of the date of this SAI. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this SAI and about the possible application of state, local and foreign taxes in light of their particular tax situations.

                               PORTFOLIO BROKERAGE

       It is the general policy of the Adviser not to employ any broker in the purchase or sale of securities for a fund's portfolio unless the Adviser believes that the broker will obtain the best results for the fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors.

       U.S. Government and debt securities are traded primarily in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the funds, where possible, deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a fund are prohibited from dealing with the fund as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the funds, including WPG, may not serve as a fund's dealer in connection with such transactions. However, affiliated persons of a fund may serve as its broker in transactions conducted on an exchange or over-the-counter transactions conducted on an agency basis. Subject to the foregoing, where transactions are effected on securities exchanges, the funds employ WPG as principal broker. A fund is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The commission rate on all U.S. exchange orders is subject to negotiation.
Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a fund to an affiliated person, such as WPG, acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the fund or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 thereunder to ensure that a broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time
 ...." Rule 17e-1 also requires the Boards, including a majority of the non-Interested Trustees, to adopt procedures reasonably designed to provide that the commission paid is consistent with the above standard, review those procedures at least annually to determine that they continue to be appropriate and determine at least quarterly that transactions have been effected in compliance with those procedures. The Boards, including a majority of the non-Interested Trustees, have adopted procedures designed to comply with the requirements of Rule 17e-1.




       Pursuant to these procedures, commissions paid to WPG must be at least as favorable as those believed to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange. A transaction is not placed with WPG if a fund would have to pay a commission rate less favorable than WPG's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which WPG acts as a clearing broker for another brokerage firm, and any customers of WPG determined by a majority of the non-Interested Trustees not to be comparable to the funds. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the non-Interested Trustees, exceptions may be made. Since WPG, as investment adviser to the funds, is obligated to provide management, which includes elements of research and related skills, such research and related skills will not be used by WPG as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. When appropriate, orders for the account of the funds are combined with orders for other investment companies advised by WP in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or accounts on the same day, each fund or account pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

     In selecting brokers other than WPG to effect transactions on securities exchanges, the funds consider the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). When more than one firm is believed to meet the factors set forth in the first paragraph under this heading, preference may be given to firms that also sell shares of the respective fund. Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research products and services provided by such broker, the Adviser may cause the funds to pay commissions to such broker in an amount greater than the amount another firm might charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) providing lawful and appropriate assistance to the Adviser (and its affiliates) in carrying out their decision-making responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment advisory fees paid by the funds under the advisory agreements will not be reduced as a result of the Adviser's receipt of research services.

       Each year, the Adviser considers the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempts to allocate a portion of the brokerage business of its clients, such as the funds, on the basis of that consideration. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above.

       For the fiscal year ended December 31, 1998, the International Fund paid commissions in the amount of $43,000 to unaffiliated brokers on the basis of research services they afforded to such fund. The foregoing amounts do not include or take into account any profits or losses realized by such brokers on "net" transactions for the account of a fund such as transactions in U.S. Government securities and transactions executed through market makers and in the third market. In no instance is a broker excluded from receiving business because it has not been identified as providing research services. As permitted by Section 28(e), the investment information received from other brokers may be used by the Adviser (and its affiliates) in servicing all of its accounts and not all such information may be used by the Adviser in connection with the fund generating the brokerage credits. Nonetheless, the funds believe that such investment information provides the funds with benefits by supplementing the research otherwise available to the Adviser.

       As set forth above, each fund employs WPG, a member firm of the NYSE, as its principal broker on U.S. exchange transactions. Section 11(a) of the Exchange Act provides that a member firm of a national securities exchange (such as WPG) may not effect transactions on such exchange for the account of an investment company (such as a fund) of which the member firm or its affiliate is the investment adviser unless certain conditions are met. These conditions require that the investment company authorize the practice and that the investment company receive from the member firm at least annually a statement of all commissions paid in connection with such transactions. WPG's transactions on behalf of the funds are effected in compliance with these conditions.

       In certain instances there may be securities which are suitable for a fund's portfolio as well as for that of another fund or one or more of the other clients of the Adviser. Investment decisions for a fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a fund is concerned. The funds believe that over time their ability to participate in volume transactions will produce better executions for the funds.

       WPG furnishes to the funds at least quarterly statements setting forth the total amount of all compensation retained by it or any associated person of it in connection with effecting transactions for the account of the funds, and the Boards review and approve all fund portfolio transactions and the compensation received by WPG in connection therewith.

                              BROKERAGE COMMISSIONS



                                                                                                         PERCENTAGE OF
                                                                                                       AGGREGATE DOLLAR
                                                                                                           AMOUNT OF
                                                                                                         TRANSACTIONS
                                                                                                        INVOLVING THE
                                                                                PERCENTAGE OF            PAYMENT OF
                                                                                  AGGREGATE              COMMISSIONS
                                                                                 COMMISSIONS          EFFECTED THROUGH
                                                 AGGREGATE BROKERAGE             PAID TO WPG                 WPG
                                                     COMMISSIONS                 DURING 1998             DURING 1998
                                                                                 -----------             -----------
FUND                                      1996           1997           1998
----                                      ----           ----           ----
Government Money Market                     $0            $0              $0         N/A                     N/A
Tax Free Money Market                        0             0               0         N/A                     N/A
Municipal Fund                               0             0               0         N/A                     N/A
Core Bond Fund                               0             0               0         N/A                     N/A
Growth and Income Fund                 110,111       125,690         262,000         78%                     78%
Tudor Fund                             400,178       258,048         508,000         30%                     30%
International Fund                      82,181        58,693          43,000         0%                      0%
Quantitative Fund                      157,358       215,632         160,000         60%                     60%




                                                                                PERCENTAGE OF AGGREGATE DOLLAR
                                                                                    AMOUNT OF TRANSACTIONS
                                                                                   INVOLVING THE PAYMENT OF
                                       PERCENTAGE OF AGGREGATE                   COMMISSIONS EFFECTED DURING
                                   COMMISSIONS PAID DURING 1998 TO                 1998 THROUGH LLOYDS BANK
FUND                                   LLOYDS BANK STOCKBROKERS                          STOCKBROKERS
----                                   ------------------------                          ------------
International Fund                                0%                                          0%

       The foregoing amounts do not include any profits of losses realized by brokers or dealers on "net" transactions for the account of any fund (such as transactions in U.S. Government securities and transactions executed through market makers and in the over-the-counter market).

       WPG does not knowingly participate in commissions paid by the funds to other brokers or dealers and does not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that WPG at any time learns that it has knowingly received reciprocal business, it will so inform the boards.

     To the extent that wpg receives brokerage commissions on a fund's portfolio transactions, officers and trustees of a fund who are also managing directors of WPG may receive indirect compensation from the fund through their participation in such brokerage commissions.

     Subject to the supervision of the Boards, all investment decisions of the funds are executed through WPG's trading department.

                               PORTFOLIO TURNOVER

       See "Financial Highlights" in the prospectus for the funds' portfolio turnover rates.

       In determining such portfolio turnover, U.S. Government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less ("short-term securities") are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the applicable fund during the year. The monthly average is calculated by totalling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by
13. A turnover rate of 100% would occur if all of a fund's portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a fund were to write a substantial number of options which are exercised, the portfolio turnover rate of that fund would increase. Increased portfolio turnover results in increased brokerage costs which a fund must pay and the possibility of more short-term gains, distributions of which are taxable as ordinary income.

       The non-Money Market Funds will trade their portfolio securities without regard to the length of time for which they have been held. To the extent that a fund's portfolio is traded for short-term market considerations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the fund could be higher than most mutual funds.

       Although the Money Market Funds intend normally to hold securities purchased until maturity, at which time they will be redeemable at their full principal value plus accrued interest, either fund may, at times, sell portfolio securities prior to maturity based on a revised evaluation of the issuer, to meet redemptions, or in anticipation of a change in short-term interest rates. In the event there are unusually heavy redemption requests due to changes in interest rates or otherwise, a Money Market Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. However, the Adviser believes that a fund's ability to borrow money to accommodate redemption requests may mitigate the necessity for such portfolio sales during these periods.

                                  ORGANIZATION

(See "Organization and Capitalization," "How to Purchase Shares," and "Redemption of Shares" in the prospectus.)

     Government Money Market Fund, Tax Free Money Market Fund, Municipal Fund, Core Bond Fund and Quantitative Fund are each separate investment portfolios of Weiss, Peck & Greer Funds Trust ("Funds Trust"). Each fund in Funds Trust represents a separate series of shares in Funds Trust having different objectives, programs, policies, and restrictions. Funds Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts ("Massachusetts business trust") on September 11, 1985. Prior to January 20, 1998, the Core Bond Fund was named WPG Government Securities Fund. Each share of beneficial interest of each of these five funds represents an equal proportionate interest in that fund with each other share in that fund. Each share of each of these five funds is entitled to one vote on all matters submitted to a vote of all shareholders of Funds Trust, such as the election of Trustees and ratification of the selection of auditors. Shares of a particular fund vote separately on matters affecting only that fund, including approval of an investment advisory agreement for a particular fund and changes in fundamental policies or restrictions of a particular fund. Funds Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, having a par value of $.001 per share, in one or more portfolios.

       The Growth and Income Fund was organized as a Delaware corporation in December 1966 and reorganized as a Massachusetts business trust on April 29, 1988. The Growth and Income Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $1.00 per share.

       The Tudor Fund was organized as a Delaware corporation in June 1968 and reorganized as a Massachusetts business trust on April 29, 1988. The Tudor Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.33 1/3 per share.

       The International Fund was organized as a Massachusetts business trust on January 24, 1989. The International Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.01 per share.
       Each fund, including each of the five funds in Funds Trust, currently issues one class of shares all of which have equal rights with regard to voting, redemptions, dividends and distributions.

       Each fund's Declaration of Trust ("Declaration of Trust") was amended and restated on May 1, 1993 and further amended from time to time.

       Under Massachusetts law, shareholders of a business trust, unlike shareholders of a corporation, could be held personally liable as partners for the obligations of the trust under certain circumstances. The Declarations of Trust, however, provide that fund shareholders shall not be subject to any personal liability for the acts or obligations of the funds and that every written obligation, contract, instrument or undertaking made by the funds may contain a provision to that effect. The Boards intend to conduct the operations of the funds, with the advice of counsel, in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the funds.

     The Declarations of Trust further provide that no Trustee, officer, employee or agent of a fund is liable to the fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties. They each also provide that all third parties shall look solely to the property of the particular fund for satisfaction of claims arising in connection with the affairs of that fund. With the exceptions stated, the Declarations of Trust permit the Boards to provide for the indemnification of Trustees, officers, employees or agents of the funds against all liability in connection with the affairs of the funds. All persons dealing with a fund must look solely to the property of that fund for the enforcement of any claims against that fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the funds. No fund is liable for the obligations of any other fund.

       Under the Declarations of Trust, the funds are not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the funds will hold shareholders' meetings unless required by law or the Declarations of Trust. Nevertheless, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement. A fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on its Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the fund. The Boards are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10 percent of the outstanding shares of a fund.

       Fund shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect all of the Trustees. Each fund share is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared in the discretion of the Board. In the event of the liquidation or dissolution of a fund, fund shares are entitled to receive their proportionate share of the assets which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive or subscription rights. All shares, when issued, will be fully paid and non-assessable by the funds.

       Pursuant to the Declarations of Trust, the Boards may create additional funds by establishing additional series of shares. The establishment of additional series would not affect the interests of current shareholders in the existing funds. Also pursuant to the Declarations of Trust, the Boards may establish and issue multiple classes of shares. Also pursuant to the Declarations of Trust, the Boards may also authorize a fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund.

       Upon the initial purchase of shares, the shareholder agrees to be bound by the applicable fund's Declaration of Trust, as amended from time to time. The Declarations of Trust are on file at the Office of the Secretary of State of The Commonwealth of Massachusetts in Boston, Massachusetts.

       Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.

       Although each fund is offering only its own shares, since the funds use a combined prospectus, it is possible that one fund (or Funds Trust) might become liable for a misstatement or omission in the prospectus regarding another fund. The Trustees for each fund and Funds Trust have considered this factor in approving the use of a combined prospectus.

                                    CUSTODIAN

       The Custodian for the funds is Boston Safe Deposit and Trust Company at One Exchange Place, Boston, Massachusetts 02109. In its capacity as Custodian, Boston Safe Deposit and Trust Company performs accounting services, holds the assets of the funds and is responsible for calculating the net asset value per share. The custodian may appoint subcustodians from time to time to hold certain securities purchased by a fund in foreign countries and to hold cash and currencies for the funds.

                                 TRANSFER AGENT

       First Data Investor Services Group, Inc., P.O. Box 61503, King of Prussia, PA 19406-0903 acts as transfer agent for the funds and in such capacity, processes purchases, transfers and redemptions of shares, acts as dividend disbursing agent, and maintains records and handles correspondence with respect to shareholder accounts.

                                  LEGAL COUNSEL

       Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, serves as legal counsel to each fund.

                              INDEPENDENT AUDITORS

       KPMG LLP, 345 Park Avenue, New York, New York 10154, serves as the funds' independent accountants and in that capacity audits the fund's annual financial statements.

                           CALCULATION OF PERFORMANCE
                                      DATA

TOTAL RETURN

NON-MONEY MARKET FUNDS

       Each Non-Money Market Fund, may calculate current return for a twelve-month period by determining the "net change in value" of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the end of the base period, with the resulting return figure carried to the nearest hundredth of one percent. "Net change in value" of an account will consist of the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares (not including long-term realized gains or losses and unrealized appreciation or depreciation) less applicable expenses of a fund.

       The average annual total return of each fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the fund made at the maximum public offering price (i.e., net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return of a fund for a period of one year is equal to the actual return of the fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

       Total return information for each of the non-Money Market Funds is set forth on the following page.



                                                     TOTAL RETURN


                               ONE YEAR                        FIVE YEARS                           TEN YEARS
                                ENDEd                        ENDED 12/31/98                       ENDED 12/31/98
FUND                           12/31/98           ANNUALIZED           CUMULATIVE         ANNUALIZED          CUMULATIVE
----                           --------           ----------           ----------         ----------          ----------
Municipal Fund(1)                 5.72%               5.40%              30.09%             5.55%             34.61%
Core Bond Fund(2)                 9.26%               4.72%              25.96%             7.67%            109.48%
Tudor Fund                      -22.03%               5.56%              31.10%            10.46%            170.28%
International Fund(3)            16.28%               5.40%              30.11%             5.05%             60.41%
Quantitative Fund(4)             26.71%              20.30%             152.11%            19.22%            187.16%
Growth and Income Fund           27.51%              22.08%             171.27%            18.45%            444.31%



-------------
(1) The Municipal Fund commenced operations on July 1, 1993. The Municipal Fund's advisory fee was not imposed, in whole or in part, and the Adviser reimbursed certain operating expenses during various periods since inception of the fund. Had the Adviser imposed its entire fee, the Municipal Fund's total returns for the periods ended December 31, 1998 would be lower. Prior to October 19, 1994, the Municipal Fund paid an advisory fee at a different rate.

(2) The Core Bond Fund's management fee was increased by 0.10% of the fund's average daily net assets effective July 31, 1991. The performance data set forth herein includes periods during which the lower management fee was in effect. The Core Bond Fund's advisory fee was not imposed, in whole or in part, and the Adviser reimbursed certain operating expenses during various periods. Had the Adviser imposed its entire fee, the Core Bond Fund's total returns for the period ended December 31, 1998 would be lower.

(3) The International Fund commenced operations on June 1, 1989. The International Fund's advisory fee was not imposed, in whole or in part, during various periods since inception of the fund. Had the Adviser imposed its entire fee, the International Fund's total returns for the periods ended December 31, 1998 would be lower.

(4) The Quantitative Fund commenced operations on January 1, 1993.

YIELD

MUNICIPAL FUND, CORE BOND FUND AND GROWTH AND INCOME FUND

     The 30-day yield quotation of Municipal Fund, Core Bond Fund and Growth and Income Fund is computed by dividing the net investment income for the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD=2[(a - b +1) 6-1]
         -----
          cd

Where:

a   =  Dividends and interest earned during the period.
b   =  Expenses accrued for the period.
c   =  The average daily number of
       shares outstanding during the
       period that were entitled to
       receive dividends.
d   =  The maximum offering price (i.e.,
       net asset value) per share on the
       last day of the period.

                                         YIELD FOR
                                     30-DAY PERIOD
                                     ENDED 12/31/98

1.  Municipal Fund                      3.84%

2.  Core Bond Fund                      5.34%

3.  Growth and Income Fund              0.37%

THE MONEY MARKET FUNDS

       The Money Market Funds' yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.


       The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any such additional shares, and all fees that are charged to that fund, in proportion to the length of the base period and that fund's average account size.


       The Money Market Funds also may advertise quotations of effective yield for a 7 calendar day period. Effective yield is computed by compounding the unannualized base period return determined as described in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

Effective Yield = [(Base Period Return + 1) (365/7-1)

                                                             YIELD
                                                         7-DAY PERIOD
                                                        ENDED 12/31/98
                                                        --------------
                                                                         SEVEN
                                                 SEVEN                    DAY
                                                  DAY                  EFFECTIVE
                                                 YIELD                   YIELD
                                                 -----                   -----
Government Money Market Fund                     4.17%                   4.26%
Tax Free Money Market Fund                       3.16%                  [___]%


HYPOTHETICAL TAX EQUIVALENT YIELD

TAX FREE MONEY MARKET FUND AND MUNICIPAL FUND
---------------------------------------------


     Tax Free Money Market Fund and Municipal Fund may also publish their tax-equivalent yield, which is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 7 day period in the case of Tax Free Money Market Fund, and a specified 30-day period in the case of Municipal Fund. Tax-equivalent yield is calculated by dividing that portion of the fund's yield which is tax-exempt by one minus a stated income tax rate and adding that quotient to the remaining portion, if any, of the yield of the fund which is not tax-exempt.





                                                    A TAX-EXEMPT YIELD OF
                                                5%, 7% AND 9% IS EQUIVALENT TO
                                                  A FULLY TAXABLE YIELD OF*
                                                  -------------------------

1999 TAXABLE INDIVIDUAL       1999 FEDERAL TAX
-----------------------       ----------------
     RETURN INCOME                BRACKET         5%           7%            9%
     -------------                -------         --           --            --
$      0- 25,750                  15.0%        5.88%        8.24%         10.59%
$ 25,751- 62,450                  28.0%        6.94%        9.72%         12.50%
$ 62,451-130,250                  31.0%        7.25%        10.14%        13.04%
$130,251-283,150                  36.0%        7.81%        10.94%        14.06%
Over $283,150                     39.6%        8.28%        11.59%        14.90%
     JOINT RETURN
     ------------
$      0- 43,050                  15.0%        5.88%        8.24%         10.59%
$ 43,051-104,050                  28.0%        6.94%        9.72%         12.50%
$104,051-158,550                  31.0%        7.25%        10.14%        13.04%
$158,551-283,150                  36.0%        7.81%        10.94%        14.06%
Over $283,150                     39.6%        8.28%        11.59%        14.90%

--------------
* These illustrations assume the Federal alternative minimum tax is not applicable and that an individual is not a "head of household," a "married individual filing a separate return," or a "surviving spouse." Note also that these Federal income tax brackets and rates do not take into account the effects of (i) a reduction in the deductibility of itemized deductions for taxpayers whose federal adjusted gross income exceeds $126,600 (or, in the case of a separate return by a married individual, $63,300), or (ii) the gradual phase-out of the personal exemption amount for taxpayers whose federal adjusted gross income exceeds $126,600 (for single individuals) or $189,950 (for married individuals filing jointly). The effective federal tax rates and equivalent yields for such taxpayers would be higher than those shown above.






                                                 TAX-EQUIVALENT YIELD (1)
                                                 ENDED DECEMBER 31, 1998
                                                 -----------------------
                                                     SEVEN DAY          30-DAY
                               SEVEN DAY          TAX EQUIVALENT         TAX
                             TAX EQUIVALENT          EFFECTIVE        EQUIVALENT
                                 YIELD                 YIELD            YIELD
                                 -----                 -----            -----
Tax Free Money Market Fund      [___]%                 [___]%            N/A
Municipal Fund                   N/A                   N/A             [___]%


-----------
(1) Assumes a 39.6% Federal marginal tax rate.

GENERAL

     Each fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper Analytical Services, Inc., Donaghues Money Fund Report, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Business Week, Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds, The New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.

     Each fund may from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Standard & Poor's Indices; (f) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; and (g) historical investment data supplied by the research departments of various research and brokerage firms. In addition, each fund may from time to time advertise its performance relative to the following benchmark indices: Core Bond Fund -- Lehman Aggregate Index; Municipal Fund -- Lipper Intermediate Municipal Bond Funds Average and Lehman Brothers 3-10 Year Municipal Bond Index; Quantitative Fund -- S&P 500 Index; Growth and Income Fund -- S&P 500 and Lipper Capital Growth and Income Funds Average; Tudor Fund -- Lipper Capital Appreciation Index and Russell 2500 Growth Index; and International Fund -- Morgan Stanley Europe, Australia, Far East (EAFE) Index.

     The composition of the investments in the above-referenced indices and the characteristics of a fund's benchmark investments are not identical to, and in some cases may be very different from, those of a fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a fund to calculate its performance figures.

     From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a fund.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by the Adviser and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the WPG mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include the Adviser's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, 7-day yield and 7-day effective yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. Each fund may also, at its discretion, from time to time make a list of its portfolio holdings available to investors upon request. Performance information of a fund may not provide a basis for comparison with other investments using a different method of calculating performance.

     Return for a fund will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, and do not provide a basis for determining future returns.


                              FINANCIAL STATEMENTS


     Each fund's audited financial statements and related report of KPMG LLP, independent auditors, included in the Annual Report to Shareholders of the funds for the year ended December 31, 1998, is attached hereto and hereby incorporated by reference into this SAI.

                                   APPENDIX A

Description of Bond Ratings Moody's
Investors Service, Inc.

AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's also provides credit ratings for preferred stocks. It should be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

A: An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

BAA: An issue which is rated "BAA" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e. payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

     Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

STANDARD & POOR'S RATINGS GROUP
-------------------------------

AAA: Bonds rated AAA have the higher rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay interest or principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures.

     BB: Debt rated BB has less near-term vulnerability to default that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A"+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

     Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

     The Moody's Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

                                    GLOSSARY
                                    --------

Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

Certificates of Deposit: Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Bankers' Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

                                   APPENDIX B

                          ADDITIONAL INVESTOR SERVICES


                      (Each fund other than Tax Free Money
                         Market Fund and Municipal Fund)


PROTOTYPE RETIREMENT PLAN FOR EMPLOYERS
AND SELF-EMPLOYED INDIVIDUALS

     Prototype retirement plans (the "Retirement Plan") are available for those entities or self-employed individuals who wish to purchase shares in a fund (other than the Tax Free Money Market Fund and the Municipal Fund) in connection with a money purchase plan or a profit sharing plan maintained by their employer. The Retirement Plans were designed to conform to the requirements of the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Retirement Plans received opinion letters from the Internal Revenue Service (the "IRS") on March 29, 1990 that the form of the Retirement Plans is acceptable under Section 401 of the Code.

     Annual tax-deductible contributions to the Retirement Plan may be made up to the lesser of $30,000 or 25% of the participant's earned income (disregarding any compensation in excess of $160,000 (as adjusted by the IRS for inflation)). Under the terms of the Retirement Plan, contributions by or on behalf of participants may be invested in a fund's shares with the designated custodian under the Retirement Plan (the "Retirement Plan's Custodian"). Investment in other mutual funds advised by the Adviser or one of its affiliates may also be available. Employers adopting the Retirement Plan may elect either that a participant shall specify the investments to be made with contributions by or on behalf of such participant or that the employer shall specify the investments to be made with all such contributions. Since no fund is intended as a complete investment program it is important, in connection with such election, that employers give careful consideration to the fiduciary obligation requirements of ERISA.

     All dividends and distributions received by the Retirement Plan's Custodian on the funds' shares held by the Plan's Custodian will be reinvested in the applicable fund's shares at net asset value. Distributions of benefits to participants, when made, will be paid first in cash, to the extent that any amount credited to a participant's account is not invested in the applicable fund's shares, and then in full fund shares (and cash in lieu of fractional shares).

     Boston Safe Deposit and Trust Company serves as the Retirement Plan's Custodian under a Custodial Agreement. Custodian fees which are payable by the employer to the Retirement Plan's Custodian under such Custodial Agreement are a $10 application fee for processing the Retirement Plan application, an annual maintenance fee of $15 per participant, and a distribution fee of $10 for each distribution from a participant's account. Such fees may be altered from time to time by agreement of the employer and the Retirement Plan's Custodian. For further details see the terms of the Retirement Plan which are available from the Trust.

     Distributions must be made pursuant to the terms of the Retirement Plan and generally may not commence before retirement, disability, death, termination of employment, or termination of the Retirement Plan and must commence no later than April 1 of the year following the year in which the participant attains age 70 1/2 (the "required beginning date"). Distributions are taxed as ordinary income when received, except the portion, if any, considered a return of a participant's nondeductible contributions. Certain distributions before age 59 1/2 may be subject to a 10% nondeductible penalty on the taxable portion of the distribution. Failure to make minimum required distributions by the required beginning date may be subject to a 50% excise tax.


     It should be noted that the Retirement Plan is a retirement investment program involving commitments covering future years. In deciding whether to utilize the Retirement Plan, it is important that the employer consider his or her needs and those of the Retirement Plan participants and whether the investment objectives of the funds are likely to fulfill such needs. Termination or curtailment of the Retirement Plan for other than business reasons within a few years after its adoption may result in adverse tax consequences.

     Employers who contemplate adoption of the Retirement Plan should consult an attorney or financial adviser regarding all aspects of the Plan as a retirement plan vehicle (including fiduciary obligations under ERISA).

INDIVIDUAL RETIREMENT ACCOUNT


     Persons with earned income, whether or not they are active participants in a pension, profit-sharing or stock bonus plan described in Code Section 401(a), Federal, state or local pension plan, an annuity plan described in Code Section 403(a), an annuity contract or custodial account described in Code Section 403(b), a simplified employee pension plan described in Code Section 408(k), or a trust described in Code Section 501(c)(18) ("active participant"), generally are eligible to establish an Individual Retirement Account ("IRA"). An individual may make a deductible IRA contribution only if (i) the individual is not an active participant, or (ii) the individual has an adjusted gross income below a certain level ($50,000 for married individuals filing a joint return, with a phase-out for adjusted gross income between $50,000 and $60,000; $30,000 for a single individual, with a phase-out for adjusted gross income between $30,000 and $40,000). The phase-out ranges for deductibility are increased in years after 1998 until they reach $50,000 to $60,000 for single taxpayers for the year 2005 and thereafter and $80,000 to $100,000 for married taxpayers filing jointly for the years 2007 and thereafter. The phase-out range of $0 to $10,000 of AGI for an active participant, married and filing separately does not increase. An individual whose spouse is an active participant may still be able to make a deductible contribution if he or she is not an active participant, subject to a phase-out range of $150,000 to $160,000 of modified AGI if filing jointly. An individual who is not permitted to make a deductible contribution to an IRA for a taxable year may nonetheless make annual nondeductible contributions to an IRA up to the lesser of 100% of the individual's earned income or $2,000 to an IRA (up to $4,000 to IRAs for an individual and his or her spouse) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has no earnings in a given year.


     Withdrawals from the IRA (other than the portion treated as a return of nondeductible contributions) are taxed as ordinary income when received, may be made without penalty after the participant reaches age 59 1/2 and must commence no later than the required beginning date (see discussion of Prototype Retirement Plans above). Withdrawals before age 59 1/2 may involve the payment of a 10% nondeductible penalty on the taxable portion of the amount withdrawn. The time and rate of withdrawal must conform with Code requirements in order to avoid adverse tax consequences. All dividends and distributions on shares held in IRA accounts are reinvested in full and fractional shares and are not subject to federal income tax until withdrawn from the IRA. Investors should consult their tax advisers for further tax information, including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

     The funds have arranged for Boston Safe Deposit and Trust Company to furnish the required custodial services for IRAs using any of a fund's shares as the underlying investment. The Bank will charge an acceptance fee of $10 for each new IRA and an annual maintenance fee of $15 for each year that an IRA is in existence. There is a $10 fee for processing a premature distribution. These fees will be deducted from the IRA account and may be changed by the Custodian upon 30 days' prior notice.

     To establish an IRA for investment in a fund's shares, an investor must complete an application and a custodial agreement that includes IRS Form 5305-A (which has been supplemented to provide certain additional custodial provisions) and must make an initial cash contribution to the IRA, subject to the limitation on contributions described above. Pursuant to IRS regulations, an investor may for seven days following establishment of an IRA revoke the IRA. Detailed information on IRAs, together with the necessary form of application and custodial agreement, is available from the Trust and should be studied carefully by persons interested in utilizing a fund for IRA investments. Such persons should also consult their own advisers regarding all aspects of the funds as an appropriate IRA investment vehicle.

ROTH INDIVIDUAL RETIREMENT ACCOUNT

     Like the traditional IRA described above, a Roth Individual Retirement Account ("Roth IRA") is a program through which taxpayers may obtain certain income tax benefits for themselves. Unlike a traditional IRA, contributions to a Roth IRA are not deductible. However, a Roth IRA is a tax-sheltered account and, if certain conditions are met, distributions from a Roth IRA will be tax free.

     Annual contributions to a Roth IRA must be in cash and (other than rollover or conversion contributions) when combined with contributions to both traditional IRAs and other Roth IRAs may not exceed the lesser of $2,000 or 100 percent of compensation. The $2,000 maximum amount is reduced and phased out for a single taxpayer with modified adjusted gross income (AGI) between $95,000 and $110,000, and for a husband and wife who file joint returns and have AGIs between $150,000 and $160,000. The $2,000 maximum is reduced and phased out for married taxpayers filing separately with AGIs between zero and $10,000.

     Participation in a Roth IRA contribution is not limited by participation in a retirement plan or program other than a traditional IRA, as discussed above. In addition, unlike traditional IRAs, contributions to a Roth IRA may be made after age 70 1/2 so long as the IRA owner has compensation and an AGI below the maximum thresholds discussed above.

     Provided that all of the applicable rollover rules are followed, a Roth IRA may be rolled over to another Roth IRA, or may receive rollover contributions from either a traditional IRA or Roth IRA.

     If AGI is less than $100,000, an individual may rollover (or convert) all or any portion of any existing traditional IRA into a Roth IRA. The conversion amount or the amount of the rollover from the traditional IRA to the Roth IRA is treated as a distribution for income tax purposes and is includible in gross income (except for any nondeductible contributions). Although the rollover amount is generally included in income, the 10 percent early distribution excise tax does not apply to rollovers or conversions from a traditional IRA to a Roth IRA.

     For a rollover of assets from a traditional IRA to a Roth IRA prior to January 1, 1999, the taxable amount of the distribution is included in gross income ratably over a four year period beginning with 1998.

     Qualified distributions from a Roth IRA are NOT includable in income. Qualified distributions are distributions made AFTER the five taxable year period beginning with the first taxable year for which a contribution (or conversion from a traditional IRA) was made to the Roth IRA, and which is made after age 59 1/2, death, disability, or for first-time home buyer expenses.

SIMPLIFIED EMPLOYEE PENSION PLAN

     A simplified employee pension (a "SEP") allows an employer to make contributions toward his or her own (if a self-employed individual) and his or her employees' retirement and, for certain SEPs established prior to 1997, may permit the employees to make elective deferrals by salary reduction. A SEP requires an Individual Retirement Account (a "SEP-IRA") to be established for each "qualifying employee," although the employer may include additional employees if it wishes. A qualifying employee is one who: (a) is at least age 21, (b) has worked for the employer during at least 3 of 5 years immediately preceding the tax year, and (c) has received at least $400 for 1998 (as indexed for inflation) in compensation in the tax year.

     An employer is not required to make any contribution to the SEP-IRA. However, if the employer does make a contribution, the contribution must be based on a written allocation formula and must not discriminate in favor of highly compensated employees, as defined in Code Section 414(q). The employer may make annual contributions on behalf of each qualifying employee, provided that the contributions, when combined with the employee's elective deferrals, do not exceed 15% of the employee's compensation or $30,000, whichever is less.

     A SEP-IRA that is part of a SEP established before 1997 may include a salary reduction arrangement under which the employee can choose to have the employer make contributions ("elective deferrals") to his or her SEP-IRA out of his or her salary. However, employees may make elective deferrals only if (i) at least 50% of the employer's eligible employees choose elective deferrals; (ii) the employer did not have more than 25 eligible employees at any time during the preceding year; and (iii) the amount deferred each year by each eligible highly compensated employee as a percentage of pay is no more than 125% of the average deferral percentage of all other eligible employees. An elective deferral arrangement is not available for a SEP maintained by a state or local government, or any of their political subdivisions, agencies, or instrumentalities, or to exempt organizations.

     In general, the total income which an employee can defer under a salary reduction arrangement included in a SEP and certain other elective deferral arrangements is limited to $10,000 (indexed annually for inflation). This dollar limit applies only to the elective deferrals, not to any contributions from employer funds. The Code may require that contributions be further limited to prevent discrimination in favor of highly compensated employees. An employee may also make regular IRA contributions to his or her SEP-IRA (see discussion of IRAs, above).


     Under the terms of the SEP-IRA, contributions by or on behalf of participants may be invested in fund shares (or shares of other funds designated by the Adviser as eligible investments), as specified by the participant. All dividends and distributions on shares held in SEP-IRAs are reinvested in full and fractional shares. Since no fund is intended as a complete investment program it is important, in connection with the adoption of a SEP-IRA, that employers give careful consideration to the fiduciary obligation requirements of ERISA, particularly those pertaining to diversification of investments.


     Withdrawals before age 59 1/2 may involve the payment of a 10% nondeductible penalty on the amount withdrawn. Withdrawals must commence no later than the required beginning date (see discussions of Prototype Retirement Plans, above). The time and rate of withdrawal must conform with Code requirements in order to avoid adverse tax consequences. Contributions to a SEP-IRA by an employer are excluded from the employee's income rather than deducted from it. Elective deferrals made to an employee's SEP-IRA generally are excluded from his income in the year of deferral, but are included in wages for social security (FICA) and unemployment (FUTA) tax purposes. However, if the employee makes regular IRA contributions to his SEP-IRA, (other than elective deferrals), he can deduct them the same way as contributions to a regular IRA, up to the amount of his deduction limit. Investors should consult their tax advisers for further tax information including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

     The funds have arranged for Boston Safe Deposit and Trust Company to furnish the required custodial services for SEP-IRAs using the fund's shares as the underlying investment. Boston Safe Deposit and Trust Company will charge an acceptance fee of $10 for each new SEP-IRA and an annual maintenance fee of $15 for each year that a SEP-IRA is in existence. There is a $10 fee for each premature distribution. These fees will be deducted from the SEP-IRA account and may be changed by the Custodian upon 30 days' prior written notice.

     To establish a SEP-IRA, an employer and employee should complete the Weiss, Peck & Greer IRA application materials, as well as IRS Form 5305-SEP. Pursuant to IRS regulations, an investor may for seven days following establishment of a SEP-IRA revoke the SEP-IRA. Detailed information on SEP-IRAs, together with the necessary form of application and custodial agreement, is available from the fund and should be studied carefully by persons interested in utilizing the fund for SEP-IRA investments. Such persons should also consult their own advisers regarding all aspects of the fund as an appropriate SEP-IRA investment vehicle.

SIMPLE RETIREMENT PLANS

     Effective for plan years after 1996, an employer may establish a SIMPLE retirement plan under new Section 408(p) of the Code. Under such plan, the employer may make contributions to individual retirement accounts established for each employee. Such individual retirement accounts must, by their terms, be limited to contributions under a SIMPLE retirement program. THE WEISS, PECK & GREER IRA IS NOT SO LIMITED AND MAY NOT BE USED TO FUND A SIMPLE RETIREMENT PROGRAM.

                              WEISS, PECK & GREER

                                  MUTUAL FUNDS


                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                                 WPG TUDOR FUND
                           WPG GROWTH AND INCOME FUND
                          WPG QUANTITATIVE EQUITY FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                               WPG CORE BOND FUND
                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND

                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800 223-3332

WEISS, PECK & GREER MUTUAL FUNDS

TABLE OF CONTENTS

Chairman's Letter .........................................................    1
Major Portfolio Changes - Equity Funds ....................................    3
Average Annual Total Returns ..............................................    4
Ten Largest Holdings ......................................................    9
Schedules of Investments:
     WPG Tudor Fund .......................................................   11
     WPG Growth and Income Fund ...........................................   12
     WPG Quantitative Equity Fund .........................................   13
     Weiss, Peck & Greer International Fund ...............................   14
     WPG Core Bond Fund ...................................................   17
     WPG Intermediate Municipal Bond Fund .................................   19
     WPG Government Money Market Fund .....................................   23
     WPG Tax Free Money Market Fund .......................................   23
Statements of Assets and Liabilities ......................................   30
Statements of Operations ..................................................   32
Statements of Changes in Net Assets .......................................   34
Notes to Financial Statements .............................................   36
Financial Highlights ......................................................   42
Independent Auditors Report ...............................................   45

     International
     Objective:  Long-term growth of capital.

     Tudor
     Objective:  Capital appreciation.

     Growth and Income
     Objective:  Long-term growth of capital and current income.

     Quantitative Equity
     Objective:  Seeks to provide investment results that exceed the S & P 500.

     Intermediate Municipal Bond
     Objective:  High current income consistent with relative stability of principal
                 Exempt from Federal Income Tax.

     Core Bond
     Objective:  High current income consistent with capital preservation.

   * Tax Free Money Market
     Objective: Maximize current income with preservation of capital and liquidity.
                Exempt from Federal Income Tax.

   * Government Money Market
     Objective: Maximize current income with preservation of capital and liquidity.

* Although these Funds are money market funds and attempt to maintain a stable $1.00 net asset value per share, investments in these Funds are neither insured or guaranteed by the FDIC or any other Government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

DEAR SHAREHOLDER:

DOMESTIC MARKETS
----------------

     The greatest bull market of our lifetime! This statement is certainly true if measured by the large capitalization weighted major stock indices. The S&P 500 Index, up 28.8% for 1998, has now delivered greater than 20% gains for four years in a row. The Dow Jones Industrial Average was up 18.2% this year, its fourth double-digit return in a row. NASDAQ, the popular over-the-counter stock index, rose 39.6% in 1998 and has, over the last four years, returned an incredible annualized return of 30.7%.

     However, not every segment of the stock market delivered performance as well as the major indices. Value issues and small stocks dramatically underperformed. Growth stocks performed better than economically sensitive securities. The S&P Small Cap Index was down 2.6%. Approximately 60% of all New York Stock Exchange issues were down in 1998. The S&P 500 Index's remarkable returns throughout the year were dominated by a handful of the largest stocks in the Index. In fact, if every stock in the Index had been equally weighted, rather than capitalization weighted, the S&P 500 would have risen only 5%.

     After an approximate 20% decline from mid-July 1998 to early October 1998 for the major indices, a very powerful rally ensued through year-end. The decline was set off by a Russian currency devaluation, which created a dramatic sell-off in foreign bonds and lower quality credit. This eventually led to a world banking system that backed away from less than high quality loans, and a credit squeeze concern started. Several hedge funds (notably Long-Term Capital Management), leveraged with derivative securities, teetered on the edge of bankruptcy. The Federal Reserve Board quickly came to the rescue by lowering key interest rates two times during the fall, and the dramatic rally began.

     Low inflation continues to provide the dominant pleasant economic statistic. The Consumer Price Index increased 1.6% in 1998, slightly lower than 1.7% reported in 1997 and the lowest report since 1986.

     1998 will be remembered by bond market participants as a difficult year, as global financial turmoil resulted in dramatic changes in the valuations of various types of fixed income securities. Yields rose during the fourth quarter in spite of the two rate cuts by the Federal Reserve. The flattening of the yield curve (i.e., yields on short maturities rising more than yields on long maturities) was the result of financial turmoil subsiding, recession fears easing, and the aggressive expectations for further Federal Reserve rate cuts reversing.

     Corporate bonds began the fourth quarter in the same fashion as the third quarter - under pressure and with relatively low liquidity. Investor sentiment turned more optimistic in November, however, largely in response to Federal Reserve rate cuts, which calmed the financial markets and allowed liquidity to return to much of the corporate market. The mortgage and asset-backed securities sectors also began the quarter under pressure due to overall financial market turmoil. In addition, mortgage securities were influenced by fears of a large refinancing wave, which pushed spreads wider in early October. As with the corporate market, asset-backed and particularly mortgage securities dramatically outperformed Treasuries in November as market turmoil subsided, yields rose and prepayment fears eased.

     The outlook for the near-term direction of the U.S. economy and interest rates remains unclear. The U.S economy has performed extremely well in the face of ongoing financial turmoil in other parts of the world. If this solid economic performance continues and the U.S. equity market continues its meteoric rise, the Federal Reserve will have no reason to lower interest rates further and may even have to consider a modest rate increase. On the other hand, if the U.S. economy were to slow, the Federal Reserve would be in a position to lower rates, particularly with inflation remaining well contained.

INTERNATIONAL MARKETS
---------------------

     Over the summer months foreign equity markets suffered steep declines as concern increased that the world economy would not only slow sharply but would perhaps decline in 1999. This fear abated in the fall as interest rates began to decline around the world. With over sixty rate cuts globally in the last quarter of the year, investors began to regain their poise. Equity prices rallied strongly in the fourth quarter of 1998. The EAFE index rose by 20.8%, compared with a third quarter fall of 14.2%.

     In Europe, the run-up to the introduction of the Euro on the 1st of January 1999 was accomplished without problems and the last convergence of interest rates was coordinated in December (except for Italy). Equity markets were supported by corporate restructuring driving mergers and acquisitions as companies prepared for the new Europe. The greatest area of economic concern remained in the Far East, where the Japanese economy suffered a deepening recession and economic weakness continued to pervade most of the Asian rim.

     Looking forward, the pace of economic growth in Europe is expected to decelerate in 1999, and the prospect of recession is considered to be very small as domestic demand remains firm. In Asia, while most remain cautious, there are hopes of more stable economic conditions, and some signs of investors returning to the region.

     We are grateful for your confidence in Weiss, Peck & Greer over the past year. We look forward to serving our shareholders' investment needs throughout the end of the 1999 and long into the next millennium.


                                                   Sincerely,


                                                   /S/ ROGER J. WEISS
                                                   ---------------------
                                                    Roger J. Weiss
                                                    Chairman of the Board
                                                    January 19, 1999

WEISS, PECK & GREER MUTUAL FUNDS

MAJOR PORTFOLIO CHANGES - EQUITY FUNDS - QUARTER ENDING DECEMBER 31,1998 - UNAUDITED

TUDOR FUND                                   GROWTH AND INCOME FUND
----------                                   ----------------------
ADDITIONS                                    ADDITIONS
---------                                    ---------
Airgas Inc.                                  AMBAC Inc
Burlington Coat Factory                      Federal Home Loan Mortgage Corp.
Hexcel Corp.                                 Halliburton
Invacare Corp.                               HEALTHSOUTH Corp.
KOMAG Inc.                                   Infinity Broadcasting
Pillowtex Corp.                              PepsiCo, Inc.
Primark Corp.                                Unilever NV ADR
Structural Dynamics Research
Technology Solutions
Waddell & Reed Financial

DELETIONS                                    DELETIONS
---------                                    ---------
Aspect Telecommunications                    BankAmerica Corp.
GTECH Holding Corp.                          Columbia/HCA Healthcare Co.
Pathogenesis Corp.                           Cornerstone Properties Inc.
Segue Software Inc.                          Energen Corp.
SFX Entertainment Cl A                       Gap Inc.
Trident International Inc.                   Linear Technology Corp.
Vesta Insurance Group Inc.                   Mills Corp.
                                             PeopleSoft Inc.
                                             ProLogis Trust
                                             Travelers Group Inc.



QUANTITATIVE EQUITY FUND                     INTERNATIONAL FUND
------------------------                     ------------------
ADDITIONS                                    ADDITIONS
---------                                    ---------
Aluminum Company of America                  Alliance & Leicester
Apache Corp.                                 DaimlerChrysler AG
International Business Machines Corp.        Elf Aquitaine
National City Corp.                          Fujitsu Ltd.
Philips Petroleum Co.                        Hoechst AG
Proctor & Gamble Co.                         Imperial Chemical Industries
Sara Lee Corp.                               Kansai Electric Power Co. Inc.
US West Inc.                                 RWE AG
Viad Corp.                                   Telefonica S.A.
Wal Mart Stores Inc.                         Zeneca Group

DELETIONS                                    DELETIONS
---------                                    ---------
Chrysler Corp.                               Compass Group PLC
Cisco Systems                                Fiat Spa
Dayton Hudson Corp.                          Groupe Danone
Dean Foods                                   Mitsui Fudosan Co.
Household International Inc.                 Nintendo Co. Ltd.
Lockheed Martin Corp.                        Pennon Group PLC
Mobil Corp.                                  Roche Holding AG
NationsBank Corp.                            Schweiz Rueckvers-Gesell
Newell Co.                                   Total SA - B
Royal Dutch Petroleum Co. ADR

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN

TUDOR FUND
Last year was a very difficult year for small cap stocks, which is Tudor's area of emphasis. While the Dow Jones and S&P 500 indices rose sharply during the year, the majority of listed and over the counter shares declined in price, with those of smaller companies generally declining the most.

Tudor Fund underperformed its benchmarks for the fourth quarter and the full year. A new research and portfolio management team assumed responsibility for Tudor at the end of 1997 and the Fund underwent a major restructuring. The number of holdings was greatly reduced, more intensive research efforts were initiated, and foreign stocks were eliminated from the portfolio. This turnover and repositioning impacted performance in 1998, but we believe that we have improved the quality of our holdings.

Contributing to the underperformance was an overweight position and unfavorable stock selection in the industrial sector, especially aerospace suppliers. Health care was another area of underperformance, due to both an underweight position and unfavorable stock selection. An underweight position in retail stocks also hurt relative performance, especially during the fourth quarter.

Areas of positive performance in 1998 included technology and transportation, especially regional airlines. Overweight positions and favorable stock selection in the financial and telecommunications sectors also contributed positively to fourth quarter results. Fourth quarter appreciation was limited by a large cash position which resulted from transactions undertaken to minimize shareholder's tax liabilities which resulted from the portfolio restructuring in the first half of 1998.


[GRAPH OMITTED]

WPG TUDOR FUND COMPARISON WITH RUSSELL 2000 GROWTH
                               RUSSELL 2500 GROWTH
                               LIPPER CAPITAL APPRECIATION INDEX

DATE           TUDOR          R2000          LIPPER         R2500
----           -----          -----          ------         -----
1988           10,000         10,000         10,000         10,000
1989           12,504         11,624         12,830         12,451
1990           11,858          9,356         11,832         10,932
1991           17,291         13,665         16,276         16,947
1992           18,176         16,180         17,506         17,928
1993           20,608         19,240         20,264         20,104
1994           18,586         18,890         19,765         19,847
1995           26,240         24,262         26,009         26,504
1996           31,178         28,275         28,897         30,498
1997           34,642         34,600         35,835         34,999
1998           27,018         33,711         42,995         36,084







                          AVERAGE ANNUAL TOTAL RETURN
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)

                                                   1 YEAR    5 YEARS    10 YEARS
                                                   ------    -------    --------
TUDOR ......................................      -22.01%      5.57%      10.45%

Lipper Cap. Appreciation Index .............       19.98%     16.26%      15.71%
Russell 2500 Growth Index ..................        3.10%     12.41%      13.69%

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN

GROWTH & INCOME FUND
The 1998 total return for the WPG Growth & Income Fund of 27.51% exceeded that of the Lipper Growth & Income Fund average by over 10%. Consumer cyclical, health care and technology sectors contributed heavily to positive performance during the year. Carnival Corp., Gap Inc. and Home Depot provided the greatest returns among the consumer cyclical issues in the Fund's portfolio. Bristol-Myers Squibb, Pfizer, Schering-Plough and Warner-Lambert outperformed within the health care group, while BMC Software, Compaq Computer, Computer Associates and Xerox led our technology holdings. During the latter half of 1998 McDonald's and Philip Morris were key performers when the investment environment became more volatile. Subdued economic growth and restrained inflation should characterize the 1999 backdrop. This expected economic environment should be beneficial for the stocks held by the Fund.


[GRAPH OMITTED]

WPG GROWTH & INCOME FUND COMPARISON WITH S & P 500 INDEX
                                         LIPPER CAPITAL APPRECIATION INDEX

DATE           GROWTH & INCOME          S&P 500        LIPPER
----           ---------------          -------        ------

1988           10,000                   10,000         10,000
1989           12,764                   13,143         12,390
1990           11,442                   12,724         11,860
1991           16,101                   16,611         15,339
1992           18,323                   17,887         16,758
1993           20,071                   19,675         18,803
1994           18,975                   19,937         18,664
1995           25,185                   27,413         24,511
1996           31,335                   33,787         29,675
1997           42,701                   45,065         37,685
1998           54,448                   58,025         43,567





                          AVERAGE ANNUAL TOTAL RETURN
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)

                                             1 YEAR        5 YEARS      10 YEARS
                                             ------        -------      --------
GROWTH AND INCOME ....................        27.51%        22.09%        18.47%

S&P 500 Stock Index ..................        28.76%        24.15%        19.22%
Lipper Growth & Income
 Funds Average .......................        15.61%        18.53%        15.76%


QUANTITATIVE EQUITY FUND
Two overriding trends of the 1998 market presented a significant challenge to the WPG Quantitative Equity Fund model. Specifically, the largest cap stocks in the S&P 500 dominated the index's return, with the top 50 stocks in terms of capitalization delivering the most significant portion of the total return. Further, growth stocks significantly outperformed value stocks throughout the entire year. In fact, traditional measures of favorable stock valuation such as low price earnings ratios have actually been correlated with negative relative returns during the year. This combination of the very narrow market and the disregard for valuation or the growth at any price perspective that existed during 1998 has made it very difficult for the Quantitative Equity Fund model to outperform the market. However, sound risk control and strategic portfolio turnover has allowed the Quantitative Equity Fund to deliver a 26.71% return and to be more favorably positioned for 1999.
[GRAPH OMITTED]

WPG QUANTITATIVE EQUITY COMPARISON WITH S&P 500

DATE           QUANTITATIVE EQUITY      S & P
----           -------------------      -----

1/1993              10,000              10,000
1993                11,390              11,008
1994                11,429              11,153
1995                15,242              15,345
1996                18,064              18,868
1997                22,665              25,162
1998                28,719              32,399






                          AVERAGE ANNUAL TOTAL RETURN
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)

                                                                         FROM
                                           1 YEAR        5 YEARS        1/1/93 +
                                           ------        -------        --------
QUANTITATIVE EQUITY ...............        26.71%         20.31%         19.22%

S&P 500 Stock Index ...............        28.76%         24.15%         21.67%


WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN

INTERNATIONAL FUND
1998 was a turbulent year for the world's equity markets. Investor euphoria pushed most markets sharply higher initially - the exceptions were Japan and Asia - only for share prices to fall dramatically over the summer and then stage a remarkable recovery in the fourth quarter. Asset allocation has focused on western markets rather than eastern markets, a policy that benefited performance in the first half of the year but was a drag on performance in the second half. Despite economic conditions clearly favoring Europe throughout the year, returns from Japan were boosted in the fourth quarter by an unexpected and large rebound in the yen, while Asian markets began to see evidence that international investors were returning to the region. Stock selection was positive in continental Europe but disappointing in the UK and the Far East.

[GRAPH OMITTED]

WPG INTERNATIONAL FUND COMPARISON WITH EAFE


DATE      WPG INTERN'TL       EAFE
----      -------------       ----

6/1989    10,000              10,000
1989      11,054              11,567
1990       9,415               8,883
1991       9,510               9,994
1992       8,984               8,810
1993      12,329              11,711
1994      11,550              12,655
1995      12,812              14,117
1996      13,406              15,015
1997      13,793              15,324
1998      16,039              18,440






                          AVERAGE ANNUAL TOTAL RETURN
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)

                                                                          FROM
                                             1 YEAR        5 YEARS      6/1/89 +
                                             ------        -------      --------
INTERNATIONAL (a) ...................        16.28%         5.41%         5.06%

EAFE Index ..........................        20.33%         9.50%         6.59%


+   Inception of Fund
(a) The Adviser waived its fee from inception of the Fund through 2/28/90 and has waived a portion of its fee from the date through October 19, 1994. Had the Adviser not done so, the total return for the five years ended 12/31/98 and from inception through 12/31/98 would have been lower.


INTERMEDIATE MUNICIPAL BOND FUND
Intermediate municipal yields declined somewhat during 1998. As was the case in the taxable fixed income market, the best performance of the year was found in high-quality, liquid securities.

The Fund benefited from this market environment by emphasizing high-quality, general obligation bonds. For the year, the total return of the Fund exceeded the Lipper average by 38 basis points. The fund trailed the unmanaged index return by 31 basis points.

[GRAPH OMITTED]

WPG INTERMEDIATE MUNI BOND COMPARISON WITH LEHMAN 3-10 YR. MUNI BOND INDEX
                                           LIPPER INTERMEDIATE MUNI FUND

DATE      INTERMDT. MUNI BOND      LEHMAN        LIPPER
----      -------------------      ------        ------

1993           10,000              10,000        10,000
1993           10,348              10,414        10,344
1994           10,111              10,138         9,970
1995           11,329              11,536        11,284
1996           11,805              12,041        11,700
1997           12,732              12,937        12,538
1998           13,460              13,717        13,207





                          AVERAGE ANNUAL TOTAL RETURN
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)

                                                                          FROM
                                                  1 YEAR      5 YEARS   7/1/93 +
                                                  ------      -------   --------
INTERMEDIATE MUNI BOND (b) .................       5.72%       5.40%       5.55%

Lehman Brothers 3-10 Year
  Municipal Bond Index .....................       6.03%       5.66%       5.92%
Lipper Intermediate Muni Funds .............       5.34%       5.18%       5.19%


+        Inception of Fund
(b) The Adviser waived its fee from inception of the Fund through October 19, 1994 and has waived a portion of its fee from March 1, 1997 though December 31, 1998 and has also reimbursed certain other expenses from inception date through February 28, 1997. Had the Adviser not done so, the total return of the Fund for the one year ended 12/31/98, five years ended 12/31/98, and from inception through 12/31/98 would have been lower.


WEISS, PECK & GREER MUTUAL FUNDS
Average Annual Total Return

WPG CORE BOND Fund
For the year ended December 31, 1998, WPG's Core Bond Fund total return exceeded that of the Lehman Aggregate Index by 57 basis points. This is the first year that the Fund has operated with the broader investment strategy described in last year's letter. Under the new strategy pursued throughout 1998, the Fund now can purchase Treasury, Agency, corporate, Agency mortgage-backed, and asset-backed securities. Under the former strategy, the Fund (formerly called the WPG Government Securities Fund) purchased only Government, Agency, and Agency mortgage-backed securities. The Fund is also being managed with a slightly longer duration (41/4 to 43/4 years versus 3 to 31/2 years). These changes coincide with the structure of the new benchmark.

1998 was characterized by extreme volatility in the fixed income markets, as events overseas triggered a "flight to quality," primarily during the third quarter. By the end of the quarter, corporate bonds, mortgage-backed securities and asset-backed securities became very attractive relative to Treasuries, and the allocation to these sectors was increased significantly. During the fourth quarter, these sectors outperformed, and by the end of the year, the Fund's allocations to these sectors were reduced to a modest overweight. The allocation to these sectors during the year was a major contributor to the Fund's strong performance for the year. In addition, yield curve positioning was also a significant contributor to performance, being slightly "barbelled" during much of the second and third quarter, and then moving to a neutral position during much of the fourth quarter.

[GRAPH OMITTED]

WPG GOVERNMENT SECURITIES FUND COMPARISON WITH LEHMAN AGGREGATE INDEX
                                               MORNINGSTAR INTERMEDIATE TERM
                                                  BOND INDEX
                                               LEHMAN INTMD GOV'T/MBS
                                               MORNINGSTAR GENERAL GOV'T BOND
                                                  INDEX


DATE      GOV'T SEC.     LEHMAN A       MORN. INTER.   LEHMAN I       MORN. G
----      ----------     --------       ------------   --------       -------
12/1998   10,000         10,000         10,000         10,000         10,000
1989      11,389         11,453         11,134         11,374         11,173
1990      12,407         12,479         11,868         12,518         12,124
1991      14,139         14,476         13,839         14,368         13,818
1992      15,255         15,547         14,840         15,367         14,663
1993      16,622         17,063         16,381         16,535         15,822
1994      15,176         16,565         15,762         16,257         15,266
1995      17,186         19,624         18,505         18,761         17,558
1996      17,848         20,337         19,093         19,627         18,007
1997      19,163         22,299         20,764         21,213         19,423
1998      20,938         24,237         22,294         22,857         20,848




                          AVERAGE ANNUAL TOTAL RETURN
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)

                                                   1 YEAR     5 YEARS   10 YEARS
                                                   ------     -------   --------
CORE BOND (c) .................................     9.26%      4.72%      7.67%

Lehman Aggregate Index ........................     8.69%      7.27%      9.26%
Lehman Intermed. Gov/MBS ......................     7.75%      6.68%      8.62%
Morningstar Intermediate-
  Term Bond ...................................     7.37%      6.36%      8.35%
Morningstar Gen'l Gov. Bond Index .............     7.34%      5.68%      7.62%


(c) The Adviser waived a portion of its fee since January 1, 1998. Had the Adviser not done so, the total return for the one year ended 12/31/98, five years ended 12/31/98 and ten years ended 12/31/98 would have been lower.

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN

Performance represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Fund's results and the indices (except as noted below) assume the reinvestment of all capital gain distributions and income dividends. Each Fund's past performance is not indicative of future performance and should be considered in light of each Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The S&P 500 Stock Index is a broad based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Russell 2500 Growth Index is a measurement of changes in stock market conditions based on the average performance of small U.S. growth oriented securities with a median market weighted capitalization of approximately $1.5 billion. Lipper Analytical Services ("Lipper") and Morningstar compare mutual funds according to overall performance, investment objectives, investment policies, assets, expense levels, periods of existence and other factors. The Lehman Brothers Aggregate Index is a market weighted blend of all investment grade corporate issues, all mortgage securities and all government issues. The Lehman Brothers Intermediate Government/Mortgage Backed Securities Index is a market weighted blend of all intermediate government issues (3-10 year maturities) and all mortgage securities. The Lehman Brothers 3-10 year Muni Bond Index is a broad based index which contains all securities in the Lehman Municipal Bond Index with maturities from 3-10 years. The Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") is an index of more than 800 companies in Europe, Australia and the Far East. Indices are unmanaged group of securities.

WEISS, PECK & GREER MUTUAL FUNDS

TEN LARGEST HOLDINGS AT DECEMBER 31, 1998 *

                                                                         PERCENT
                                                            VALUE         OF NET
TUDOR FUND                                                 (000'S)        ASSETS
----------                                                 -------        ------
Aurora Foods Inc. ...............................         $ 3,990          4.6%
Skytel Communications ...........................           3,496          4.0%
Western Wireless Corp. Cl A .....................           3,300          3.8%
ADVO Inc. .......................................           2,938          3.4%
Hollinger International Corp. Cl A ..............           2,926          3.4%
American Italian Pasta Co Cl A ..................           2,598          3.0%
Orion Capital Corp. .............................           2,506          2.9%
CalMat Co. ......................................           2,482          2.8%
Del Webb Corp. ..................................           2,414          2.8%
Washington Federal Inc. .........................           2,376          2.7%
                                                          -------         -----
                                                          $29,026         33.4%
                                                          =======         =====



                                                                         PERCENT
                                                            VALUE         OF NET
GROWTH AND INCOME FUND                                     (000'S)        ASSETS
----------------------                                    -------        ------
McDonald's Corp. ................................         $ 6,896          4.3%
Bank of New York Inc. ...........................           6,842          4.3%
Bristol-Myers Squibb Co. ........................           6,691          4.2%
Philip Morris Companies Inc. ....................           6,687          4.2%
Carnival Corp. ..................................           6,480          4.0%
Pfizer Inc. .....................................           5,645          3.5%
Schering-Plough Corp. ...........................           5,525          3.4%
Federal National Mortgage
    Association .................................           5,550          3.4%
Compaq Computer Corp. ...........................           5,452          3.4%
Baxter International ............................           5,145          3.2%
                                                          -------         -----
                                                          $60,913         37.9%
                                                          =======         =====



                                                                         PERCENT
                                                           VALUE         OF NET
QUANTITATIVE EQUITY FUND                                  (000'S)        ASSETS
------------------------                                  -------        ------
General Electric Co. ............................         $ 3,378          4.6%
Microsoft Corp. .................................           2,926          4.0%
Exxon Corp. .....................................           2,771          3.8%
BellSouth Corp. .................................           2,594          3.5%
Intel Corp ......................................           2,116          2.9%
Schering-Plough Corp. ...........................           1,953          2.6%
Wal Mart Stores Inc. ............................           1,792          2.4%
Bristol-Myers Squibb Co. ........................           1,786          2.4%
Sun Microsystems Inc. ...........................           1,558          2.1%
International Business
     Machines Corp. .............................           1,404          1.9%
                                                          -------         -----
                                                          $22,278         30.2%
                                                          =======         =====


                                                                         PERCENT
                                                           VALUE         OF NET
INTERNATIONAL FUND                                        (000'S)        ASSETS
------------------                                        -------        ------
AXA UAP .........................................         $   227          3.6%
Novartis AG .....................................             199          3.1%
Telecom Italia SPA ..............................             147          2.3%
Vivendi .........................................             144          2.3%
Elf Aquitaine ...................................             142          2.2%
Nippon Telegraph & Telephone
     Corp .......................................             139          2.2%
Preussag AG .....................................             116          1.8%
DaimlerChrysler AG ..............................             115          1.8%
Fortis AG .......................................             112          1.8%
Commerzbank AG ..................................             111          1.7%
                                                          -------         -----
                                                          $ 1,452         22.8%
                                                          =======         =====



WEISS, PECK & GREER MUTUAL FUNDS



                                                                                             PERCENT
                                                                                   VALUE     OF NET
CORE BOND FUND                                                                    (000'S)    ASSETS
--------------                                                                    -------    ------
Federal National Mortgage Association 7.000% Due 1/1/29 ........................  $14,698      10.5%
Federal National Mortgage Association 6.500% Due 12/1/12 .......................   12,388       8.9%
United States Treasury Note 6.125% Due 12/31/01 ................................   12,029       8.6%
United States Treasury Note 6.125% Due 8/15/07 .................................    8,082       5.8%
Federal National Mortgage Association 6.500% Due 1/1/29 ........................    6,595       4.7%
United States Treasury Note 5.875% Due 7/31/99 .................................    6,332       4.6%
Federal National Mortgage Association Discount Note Due 1/14/99 ................    5,485       3.9%
United States Treasury Bond 5.500% Due 8/15/28 .................................    5,166       3.7%
Federal Home Loan Mortgage Corp. 7.500% Due 6/1/12 - 9/1/12 ....................    5,141       3.7%
United States Treasury Bond 6.125% Due 11/15/27 ................................    4,382       3.2%
                                                                                  -------      -----
                                                                                  $80,298      57.6%
                                                                                  =======      =====


INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------
Seattle Washington General Obligation 5.500% Due 3/1/09 ........................  $ 1,109       4.4%
Ephrata Area School District General Obligation 4.750% Due 10/15/12 ............    1,090       4.3%
San Francisco California City & County Refunding Series 1 (FGIC Insured)
         5.000% Due 6/15/10 ....................................................    1,055       4.2%
Port of Houston Texas General Obligation Bond 5.100% Due 10/1/11 ...............    1,049       4.1%
San Marino Unified School District Series B 4.700% Due 7/1/11 ..................    1,033       4.1%
De Kalb County Georgia Housing Authority Multi-Family Housing Revenue
         4.700% Due 12/1/28 ....................................................    1,005       4.0%
Lancaster County Pennsylvania General Obligation Bond Series B (AMBAC Insured)
         4.100% Due 11/1/03 ....................................................      716       2.8%
Oklahoma County Oklahoma Home Finance Authority Single Family
         Refunding Prerefunded Zero Coupon Due 7/1/12 ..........................      687       2.7%
Mercedes Texas Independent School District 4.900% Due 8/15/10 ..................      599       2.4%
Cypress-Fairbanks Texas General Obligation Independent School District
         7.300% Due 2/15/07.....................................................      598       2.3%
                                                                                  -------      -----
                                                                                  $ 8,941      35.3%
                                                                                  =======      =====


* The composition of the largest securities in each portfolio is subject to change.


WEISS, PECK & GREER MUTUALL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                                     TUDOR

              COMMON STOCKS (99.6%)
              CAPITAL GOODS
              COMMUNICATION (2.1%)
100,000   o+  Powerwave Technologies Inc.                                $ 1,863
                                                                         -------

              COMPUTER SOFTWARE &
              SERVICES (7.8%)
124,000   +   Maxtor Corp.                                                 1,736
 73,500   +   Rational Software Corp.                                      1,948
 55,500   +   Remedy Corp.                                                   774
118,458   +   Structural Dynamics Research                                 2,354
                                                                         -------
                                                                           6,812
                                                                         -------

              OTHER CAPITAL GOODS (8.3%)
110,800   +   BE Aerospace Inc.                                            2,327
 89,400   +   Gardner Denver Machinery                                     1,319
 69,451   +   Stoneridge Inc. ADR.                                         1,580
110,797   +   Unova Inc.                                                   2,008
                                                                         -------
                                                                           7,234
                                                                         -------

              SEMICONDUCTORS (6.1%)
104,300   +   ADE Corp. .                                                  1,356
 64,000   +   Hadco Corp.                                                  2,240
164,600   +   KOMAG Inc.                                                   1,708
                                                                         -------
                                                                           5,304
                                                                         -------
                                                                          21,213
                                                                         -------

              CONSUMER
              Biotechnology (0.7%)
 56,794   +   Myriad Genetics Inc.                                           568
                                                                         -------

              FOOD (7.6%)
 98,500   +   American Italian Pasta Co. - Cl A                            2,598
201,400   +   Aurora Foods Inc.                                            3,990
                                                                         -------
                                                                           6,588
                                                                         -------

              MEDIA (3.4%)
209,955       Hollinger International Corp. Cl A                           2,926
                                                                         -------

              MEDIA - COMMUNICATION (9.7%)
344,200   +   Paging Network Inc.                                          1,613
158,000   +   Skytel Communications                                        3,496
150,000   +   Western Wireless Corp. Cl A                                  3,300
                                                                         -------
                                                                           8,409
                                                                         -------

              MEDICAL EQUIPMENT (2.5%)
 64,740   +   Acuson Corp.                                                   963
 50,000       Invacare Corp.                                               1,200
                                                                         -------
                                                                           2,163
                                                                         -------

              NONDURABLE GOODS (2.3%)
 75,000       Pillowtex Corp.                                              2,006
                                                                         -------


NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                                TUDOR (CONTINUED)


              RETAIL (3.5%)
 93,600   +   Burlington Coat Factory                                     $1,527
 45,000   +   Micro Warehouse Inc.                                         1,521
                                                                         -------
                                                                           3,048
                                                                         -------
                                                                          25,708
                                                                         -------

              ENERGY
              Oil & Gas Exploration (3.2%)
 93,700       Cross Timbers Oil Co.                                          709
463,500   +   Gulf Canada Resources Ltd.                                   1,361
 58,500   +   Nuevo Energy Co.                                               673
                                                                         -------
                                                                           2,743
                                                                         -------

              INTERMEDIATE GOODS & SERVICES
              BASIC INDUSTRIES (10.7%)
 67,440   +   Airgas Inc.                                                    603
 80,397       CalMat Co.                                                   2,482
 157,100  +   Hexcel Corp.                                                 1,316
 70,000       Lyondell Petrochemical Co.                                   1,260
 60,800       OM Group Inc.                                                2,219
 79,000   +   UCAR International Inc.                                      1,407
                                                                         -------
                                                                           9,287
                                                                         -------

              BUSINESS SERVICES (7.6%)
111,387   +   ADVO Inc.                                                    2,938
 77,394   o+  Emcor Group Inc.                                             1,248
 53,800   +   Primark Corp.                                                1,459
 85,000   +   Technology Solutions                                           911
                                                                         -------
                                                                           6,556
                                                                         -------

              TRANSPORTATION (3.2%)
 64,400   +   America West Holdings Corp. Cl B                             1,095
 52,349       Skywest Inc.                                                 1,711
                                                                         -------
                                                                           2,806
                                                                         -------
                                                                          18,649
                                                                         -------

              INTEREST SENSITIVE
              BANKS (7.3%)
167,700   +   BankUnited Financial Corp. Cl A                              1,342
89,050        Coastal Bancorp Inc.                                         1,558
36,033        Seacoast Banking                                             1,022
89,014        Washington Federal Inc.                                      2,376
                                                                         -------
                                                                           6,298
                                                                         -------

              HOMEBUILDING (2.8%)
 87,600       Del Webb Corp.                                               2,414
                                                                         -------

              Insurance (6.8%)
 74,500   +   Amerin Corp.                                                 1,760
129,650   o   Frontier Insurance Group Inc.                                1,669
 62,935       Orion Capital Corp.                                          2,506
                                                                         -------
                                                                           5,935
                                                                         -------




                       See notes to financial statements
                                                                         Page 11

WEISS, PECK & GREER MUTUALL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                                     TUDOR

              OTHER (4.0%)
76,000    +   Affiliated Managers Group                                  $2,271
51,322        Waddell & Reed Financial                                    1,216
                                                                        --------
                                                                          3,487
                                                                        --------
                                                                         18,134
                                                                        --------

              TOTAL COMMON STOCKS
               (Cost $79,109)                                            86,447
                                                                        --------

Principal
Amount
(000's)
---------
              EURODOLLAR DEPOSIT (1.7%)
               (Cost $1,462)
 $1,462       SBC Warburg, Inc.
               4.250% Due 1/4/99                                          1,462
                                                                        --------

              TOTAL INVESTMENTS (101.3%)
               (Cost $80,571)                                            87,909

              LIABILITIES IN EXCESS OF
               OTHER ASSETS (-1.3%)                                      (1,092)
                                                                        --------

              TOTAL NET ASSETS (100.0%)                                  $86,817
                                                                        ========

          +   Non-income producing security.
          o   Security out on loan.


NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                                 GROWTH & INCOME

              COMMON STOCKS (97.1%)
              CAPITAL GOODS
              BROADCASTING / ADVERTISING (0.4%)
 25,000   +   Infinity Broadcasting                                         $684
                                                                        --------

              COMPUTER SOFTWARE & SERVICES (11.5%)
 65,000   +   BMC Software Inc.                                            2,897
100,000       Cadence Design Systems Inc.                                  2,975
 45,000   +   Cisco Systems Inc.                                           4,177
 75,000   +   Computer Sciences Corp.                                      4,833
100,000   +   Storage Technology Corp.                                     3,556
                                                                        --------
                                                                          18,438
                                                                        --------

              FOOD (2.6%)
 50,000       Unilever N.V. ADR                                            4,147
                                                                        --------



NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                           GROWTH & INCOME (CONTINUED)

              OTHER CAPITAL GOODS (7.0%)
 60,000       Emerson Electric Co.                                        $3,630
 34,500       General Electric Co.                                         3,521
 35,000       Xerox Corp.                                                  4,130
                                                                        --------
                                                                          11,281
                                                                        --------

              TECHNOLOGY (7.5%)
130,000       Compaq Computer Corp.                                        5,452
 75,000       Computer Associates
               International                                               3,197
 50,500       Hewlett-Packard Co.                                          3,450
                                                                        --------
                                                                          12,099
                                                                        --------
                                                                          46,649
                                                                        --------

              CONSUMER
              HEALTH CARE (20.6%)
 80,000       Baxter International                                         5,145
 50,000       Bristol-Myers Squibb Co.                                     6,691
100,000   +   HEALTHSOUTH Corp.                                            1,544
 25,000       Merck & Co.                                                  3,692
 45,000       Pfizer Inc.                                                  5,645
100,000       Schering - Plough Corp.                                      5,525
 65,000       Warner Lambert Co.                                           4,887
                                                                        --------
                                                                          33,129
                                                                        --------

              RESTAURANTS (4.3%)
 90,000       McDonald's Corp.                                             6,896

              OTHER CONSUMER (17.8%)
 80,000   +   Autozone Inc.                                                2,635
135,000       Carnival Corp.                                               6,480
 93,800       Harcourt General                                             4,995
 60,000       Home Depot                                                   3,671
100,000       PepsiCo Inc.                                                 4,094
125,000       Philip Morris Companies Inc.                                 6,687
                                                                        --------
                                                                          28,562
                                                                        --------
                                                                          68,587
                                                                        --------

              OTHER CONSUMER
              CONSUMER NON-DURABLES (1.6%)
 30,000       Johnson & Johnson                                            2,516
                                                                        --------

              INTERMEDIATE GOODS & SERVICES
              NATURAL RESOURCES
              Energy & Related (3.2%)
100,000       Halliburton                                                  2,962
 50,000       Schlumberger Ltd.                                            2,306
                                                                        --------
                                                                           5,268
                                                                        --------

                       See notes to financial statements
Page 12


WEISS, PECK & GREER MUTUALL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                           GROWTH & INCOME (CONTINUED)

              REAL ESTATE INVESTMENT TRUSTS
              COMMERCIAL & INDUSTRIAL (2.7%)
 36,200       Bedford Property Investors,200                             $   611
 80,000       Crescent Real Estate
               Equities Inc.                                               1,840
 80,000       Duke Realty Investments Inc.00                               1,860
                                                                         -------
                                                                           4,311
                                                                         -------

              HEALTH CARE (0.3%)
 25,400       LTC Properties Inc. 25,400                                     422
                                                                         -------
                                                                           4,733
                                                                         -------

              INTEREST SENSITIVE
              BANKS (4.3%)
170,000       Bank of New York Inc. 170,000                                6,842
                                                                         -------

              INSURANCE (4.6%)
 51,500   +   AMBAC Inc.                                                   3,100
 45,000       American International Group Inc.                            4,348
                                                                         -------
                                                                           7,448
                                                                         -------

              OTHER (8.7%)
 35,000       American Express Co.                                         3,579
 75,000       Federal Home Loan Mortgage Corp.                             4,833
 75,000       Federal National Mortgage Association                        5,550
                                                                         -------
                                                                          13,962
                                                                         -------
                                                                          28,252
                                                                         -------

              TOTAL COMMON STOCKS
               (Cost $98,760)                                            156,005
                                                                         -------

PRINCIPAL
 AMOUNT
(000's)
---------
              EURODOLLAR DEPOSIT (2.8%)
               (Cost $4,469)
 $4,469       SBC Warburg Inc. 4.250% Due 1/4/99                           4,469
                                                                         -------

              TOTAL INVESTMENTS (99.9%)
               (Cost $103,229)                                           160,474

              OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                   224
                                                                        --------

              TOTAL NET ASSETS (100.0%)                                 $160,698
                                                                        ========

          +   Non-income producing security.

NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                               QUANTITATIVE EQUITY

              COMMON STOCKS (99.7%)
              BASIC MATERIALS (2.8%)
  4,950       Aluminum Company of America                                   $369
 17,350       Kimberly Clark Corp.                                           946
 11,000       Praxair Inc.                                                   388
 17,600       Solutia Inc.                                                   394
                                                                        --------
                                                                           2,097
                                                                        --------

              COMMERCIAL SERVICES (0.5%)
 13,150   +   Viad Corp.                                                     399
                                                                        --------

              CONSUMER CYCLICALS (7.4%)
 18,200       Ford Motor Co.                                               1,068
 11,250       Gap Inc.                                                       633
 49,750   +   K Mart Stores                                                  762
 11,800       Lowe's Companies Inc.                                          604
 21,200       TJX Companies Inc.                                             615
 22,000       Wal Mart Stores inc.                                         1,792
                                                                        --------
                                                                           5,474
                                                                        --------

              CONSUMER NON-CYCLICALS (10.1%)
 14,200       Anheuser- Busch Companies Inc.                                 932
 13,150       Conagra Inc.                                                   414
 18,400       Dial Corp.                                                     530
 10,600       General Mills Inc.                                             824
 16,200       Heinz H J Co.                                                  917
 18,600       Philip Morris Companies Inc.                                   995
 14,800       Premark International.                                         512
  5,950       Proctor & Gamble Co.                                           543
 13,500   +   Safeway Inc.                                                   823
 12,600       Sara Lee Corp.                                                 355
 22,900       Universal Foods Corp.                                          628
                                                                        --------
                                                                           7,473
                                                                        --------

              CONSUMER SERVICES (4.8%)
 34,800       Darden Restaurants Inc.                                        626
  7,100       Eastman Kodak Co.                                              511
 14,700   +   King World Productions Inc.                                    433
 15,500       Marriott International Inc. -  Cl A                            450
 13,800   +   MediaOne Group Inc.                                            649
 25,200       New York Times Co. - Cl A                                      874
                                                                        --------
                                                                           3,543
                                                                        --------

              ENERGY (4.8%)
 17,200       Coastal Corp.                                                  601
 37,900       Exxon Corp.                                                  2,771
  5,700       Halliburton                                                    169
                                                                        --------
                                                                           3,541
                                                                        --------


                       See notes to financial statements

WEISS, PECK & GREER MUTUALL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                         QUANTITATIVE EQUITY (CONTINUED)
              FINANCE (15.9%)
 20,800       Allstate Corp.                                                $803
  6,800       AMBAC Inc.                                                     409
  8,500       American General Corp.                                         663
 13,200       AmSouth Bancorp                                                602
 19,050       Bank of New York Inc.                                          767
 17,000       Chase Manhattan Corp.                                        1,157
 12,000       Comerica Inc.                                                  818
 14,100       Federal National Mortgage Association                        1,043
 14,000       First Union Corp.                                              851
 22,600       Fleet Financial Group                                        1,010
  9,000       Morgan Stanley Dean Witter Discover                            639
  7,500   +   National City Corp.                                            540
 15,400       Old Republic International                                     347
  5,650       PMI Group.                                                     279
 14,700       PNC Bank                                                       796
 13,425       Providian Financial Corp.                                    1,007
                                                                        --------
                                                                          11,731
                                                                        --------

              HEALTH CARE (13.2%)
 15,950       Abbott Laboratories                                            782
  8,900   +   Amgen Inc.                                                     931
 13,350       Bristol-Myers Squibb Co.                                     1,786
  9,300       du Pont E I de Nemours & Co.                                   524
  5,600       Guidant Corp.                                                  617
  8,800       Lilly (Eli) & Co.                                              782
  3,400       Merck & Co.                                                    502
 35,350       Schering-Plough Corp.                                        1,953
 17,750       Warner Lambert Co.                                           1,335
  5,800   +   Wellpoint Health Networks                                      505
                                                                        --------
                                                                           9,717
                                                                        --------

              INDUSTRIAL (6.4%)
 33,100       General Electric Co.                                         3,378
  8,900       Ingersoll Rand Co.                                             418
 11,900       Tyco International Ltd                                         898
                                                                        --------
                                                                           4,694
                                                                        --------

              INDUSTRIAL SERVICES (0.7%)
  8,300       Omnicom Group Inc.                                             481
                                                                        --------

              TECHNOLOGY (20.4%)
  7,000   +   Compuware Corp.                                                547
 17,200   +   Dell Computer Corp.                                          1,259
 15,700   +   EMC Corp.                                                    1,335
  7,700       Honeywell Inc.                                                 580
 17,850       Intel Corp.                                                  2,116
  7,600       International Business Machines Corp.                        1,404
  5,800   +   Litton Industries Inc.                                         379

NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                         QUANTITATIVE EQUITY (CONTINUED)

 12,500       Lucent Technologies                                         $1,375
 21,100   +   Microsoft Corp.                                              2,926
 18,200   +   Sun Microsystems Inc.                                        1,558
  7,900       United Technologies Corp.                                      859
 12,050   +   US West Inc.                                                   779
                                                                        --------
                                                                          15,117
                                                                        --------

              TELECOMMUNICATIONS (7.6%)
  6,200   +   Airtouch Communications, Inc.                                  447
 20,800       Ameritech Corp.                                              1,318
 16,700       A T & T Corp.                                                1,257
 52,000       BellSouth Corp.                                              2,594
                                                                        --------
                                                                           5,616
                                                                        --------

              TRANSPORTATION (0.9%)
  5,250   +   AMR Corp.                                                      312
 11,200       Burlington Northern Santa Fe                                   378
                                                                        --------
                                                                             690
                                                                        --------

              UTILITIES (4.2%)
 15,500       Apache Corp.                                                   392
 31,100       Baltimore Gas & Electric Co.                                   956
 14,000       FPL Group Inc.                                                 863
 20,600   +   Phillips Petroleum Co.                                         878
                                                                        --------
                                                                           3,089
                                                                        --------

              TOTAL INVESTMENTS (99.7%)
               (Cost $53,211)                                             73,662

              OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)                   222
                                                                        --------
              TOTAL NET ASSETS (100.0%)                                  $73,884
                                                                        ========

          +   Non-income producing security.


NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                                  INTERNATIONAL

              COMMON STOCKS (94.7%)
              AUSTRALIA (2.7%)
  1,800       Brambles Industries, Ltd                                       $44
  4,000       Broken Hill Proprietary Co.                                     29
  6,600       National Australia Bank, Ltd.                                   99
                                                                        --------
                                                                             172
                                                                        --------

              AUSTRIA (0.8%)
    515       OMV AG                                                          49
                                                                        --------


                        See notes to financial statements

WEISS, PECK & GREER MUTUALL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                            INTERNATIONAL (CONTINUED)
              BELGIUM (1.8%)
    310   +   Fortis AG                                                     $112
    210   +   Fortis AG-CVG                                                    1
                                                                        --------
                                                                             113
                                                                        --------

              FINLAND (0.9%)
    490       Nokia                                                           60
                                                                        --------

              FRANCE (13.7%)
    380   +   Alcatel Alsthom                                                 46
  1,569   +   AXA-UAP                                                        227
     72   +   Carrefour SA                                                    54
    452   +   Christian Dior                                                  50
  1,230       Elf Aquitaine                                                  142
  1,145   +   Lafarge                                                        109
    621   +   Societe Generale                                               101
    554   +   Vivendi                                                        144
                                                                        --------
                                                                             873
                                                                        --------

              GERMANY (11.9%)
  3,500   +   Commerzbank AG                                                 111
  1,164   +   DaimlerChrysler AG                                             115
    545   +   Deutshe Bank AG                                                 32
  1,450   +   Hoechst AG                                                      60
    355   +   Mannesmann AG                                                   41
    960   +   Metro AG                                                        77
    256       Preussag AG                                                    116
  1,000   +   RWE AG                                                          55
    850   +   Siemems AG                                                      55
    265   +   Thyssen AG                                                      49
     80       Viag AG                                                         47
                                                                        --------
                                                                             758
                                                                        --------

              HONG KONG (2.8%)
 26,000   +   China Telecom                                                   45
 96,000       Cosco Pacific LTD                                               40
 13,000       Hutchison Whampoa                                               92
                                                                        --------
                                                                             177
                                                                        --------

              ITALY (2.3%)
 17,235   +   Telecom Italia SPA                                             147
                                                                        --------

              JAPAN (19.6%)
  4,000   +   Bank of Tokyo-Mitsubishi                                        41
  4,000       Canon Inc.                                                      85
    440       Canon Sales Co.                                                  6
     88       Circle K Japan Co.                                               4
  2,000       Fuji Photo Film Ltd.                                            74
  6,000       Fujitsu Ltd.                                                    80
  5,000   +   Hitachi Ltd.                                                    31
  3,000   +   Jusco Ltd.                                                      61
  4,200   +   Kansai Electric Power Co. Inc.                                  92
  1,000       Meitec                                                          25

NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                            INTERNATIONAL (CONTINUED)

  5,000   +   Minebea Co. LTD                                                $57
  1,000       Nabuchi Motor Co. Ltd.                                          77
     18       Nippon Telegraph & Telephone Corp.                             139
    190   +   Nippon Television Network                                       56
  4,000       Nomura Securities Co.                                           35
 14,000       OJI Paper Co.                                                   73
  1,000       Secom Co. Ltd.                                                  83
    900       SMC Corp.                                                       72
  2,000       Takeda Chemical Industries                                      77
  3,000       Toyota Motor Corp.                                              81
                                                                        --------
                                                                           1,249
                                                                        --------

              NETHERLANDS (5.7%)
  2,001   +   ABN-AMRO Holding NV                                             42
    840   +   Akzo Nobel                                                      38
  3,910       Elsevier                                                        55
    975   +   ING Groep NV                                                    59
  1,332       Philips Electronics                                             89
  1,600   +   Royal Dutch Petroleum                                           80
                                                                        --------
                                                                             363
                                                                        --------

              SPAIN (3.8%)
  4,100   +   Corp. Bancaria De Espana                                       106
  3,340       Endesa SA                                                       88
  1,100   +   Telefonica SA                                                   49
                                                                        --------
                                                                             243
                                                                        --------

              SWEDEN (2.8%)
  2,426       Ericsson Tele B                                                 58
    899       Pharmacia & Upjohn                                              50
  2,820   +   Stora Kopparberg Cl A                                           31
  1,830   +   Volvo AB Cl B                                                   42
                                                                        --------
                                                                             181
                                                                        --------

              SWITZERLAND (5.0%)
     33       Nestle                                                          72
    101       Novartis AG                                                    199
    170   +   UBS AG Registered                                               52
                                                                        --------
                                                                             323
                                                                        --------

              UNITED KINGDOM (20.9%)
  3,500       Alliance & Leicester                                            51
  9,000       Bank of Scotland                                               107
  2,560       Barclays                                                        55
 11,942       BBA Group                                                       74
 30,000       Billington Inc.                                                 59
  8,000       British Energy                                                  91
  7,017       British Petroleum Co.                                          105
  6,156       Diageo                                                          70
  3,100       Glaxo Wellcome                                                 107
  4,352       Granada Group                                                   77
 11,000   +   Imperial Chemical Industries                                    95



                        See notes to financial statements

WEISS, PECK & GREER MUTUALL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


NUMBER                                                                   VALUE
OF SHARES        SECURITY                                               (000'S)
---------        --------                                               -------
                            INTERNATIONAL (CONTINUED)
  3,500       Pennon Group                                                   $68
  4,604       Prudential Corp.                                                69
  2,400   +   Sage Group                                                      63
  5,100       Smithkline Beecham                                              71
  3,500       Standard Chartered                                              40
  3,200       Whitbread                                                       41
  2,000       Zeneca Group                                                    87
                                                                        --------
                                                                           1,330
                                                                        --------

              TOTAL COMMON STOCKS
               (Cost $5,247)                                               6,038
                                                                        --------

 NUMBER
OF RIGHTS
---------
              RIGHTS (0.0%)
               (Cost $0)
              SPAIN (0.0%)
  1,100   +   Telefonica SA                                                    1
                                                                        --------

NUMBER OF
WARRANTS
----------
              WARRANTS (0.0%)
               (Cost $1)
              FRANCE (0.0%)
  1,134       Eaux (CIE Generale Des) Expires 5/2/01                           3
                                                                        --------
PRINCIPAL
 AMOUNT
(000'S)
---------
              CONVERTIBLE BONDS (1.0%)
               (Cost $51)
              JAPAN (1.0%)
    $62       Sumitomo Bank International Finance 0 .75% Due 5/31/01          61
                                                                        --------

              TOTAL INVESTMENTS (95.7%)
                (Cost $5,299)                                              6,103

              OTHER ASSETS IN EXCESS OF LIABILITIES (4.3%)                   272
                                                                        --------

              TOTAL NET ASSETS (100.0%)                                   $6,375
                                                                        ========



          +   Non-income producing security

                        See notes to financial statements

               INTERNATIONAL FUND
               INDUSTRY CONCENTRATIONS

  % OF NET                                                                VALUE
   ASSETS                                                                (000'S)
   ------                                                                -------


   14.1%        Banking ........................................          $  899
    9.3%        Health & Personal Care .........................             591
    7.5%        Telecommunications .............................             478
    6.4%        Business & Public Services .....................             410
    6.4%        Insurance ......................................             409
    5.9%        Utilities - Electric & Gas .....................             374
    5.1%        Energy Sources .................................             324
    4.5%        Multi-Industry .................................             284
    4.2%        Electrical & Electronics .......................             268
    3.7%        Automobiles ....................................             238
    3.0%        Chemicals ......................................             194
    3.0%        Merchandising ..................................             192
    2.6%        Data Processing &
                Reproduction ...................................             165
    2.1%        Broadcasting & Publishing ......................             136
    2.1%        Industrial Components ..........................             132
    1.9%        Recreation - Other Consumer ....................             124
    1.8%        Machinery & Engineering ........................             113
    1.7%        Building Materials & Components ................             109
    1.7%        Metals - Steel .................................             109
    1.6%        Forest Products & Paper ........................             104
    1.5%        Financial Services .............................              94
    1.4%        Appliances & Household
                Durables .......................................              89
    1.3%        Energy Equipment & Services ....................              80
    1.1%        Food & Household Products ......................              72
    1.1%        Beverages & Tobacco ............................              70
    0.6%        Leisure & Tourism ..............................              41
    0.1%        Retail .........................................               4
  ------                                                                  ------
   95.7%        Total Investments ..............................           6,103

                Other Assets in Excess of Liabilities ..........             272
  ------                                                                  ------
  100.0%        Total Net Assets ...............................          $6,375
 =======                                                                  ======



                        See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                                   CORE BOND

              LONG-TERM SECURITIES
              ASSET BACKED SECURITIES (2.4%)
               (Cost $3,300)
              CREDIT CARDS (2.4%)
 $3,255       Chase Manhattan Corp.
               Series 1998-3 Class A 6.000% Due 8/15/05                   $3,300
                                                                          ------

              CORPORATE DEBENTURES (27.1%)
              BANKS (3.9%)
    550       Chase Manhattan Corp. 9.750% Due 11/1/01                       610
  2,025       CitiGroup 7.750% Due 6/15/06                                 2,251
  1,500       CitiGroup 7.250% Due 9/1/08                                  1,653
    550       First Interstate Bancorp 9.900% Due 11/15/01                   615
    370       NationsBank Corp. 6.090% Due 12/14/01                          374
                                                                          ------
                                                                           5,503
                                                                          ------

              CONSUMER CYCLICALS (1.1%)
  1,500       Saks Inc. 7.250% Due 12/1/04                                 1,501
                                                                          ------

              Finance (11.2%)
  3,000       American General Finance Corp. 5.750% Due 11/01/03           3,008
     50       Aristar Inc. 6.000% Due 8/1/01                                  55
    200       Associates Corp. NA 6.500% Due 10/15/02                        207
    105       Bear Stearns Co. Inc. 6.500% Due 7/5/00                        106
    350       Beneficial Corp. 6.270% Due 1/9/02                             356
  1,735       Beneficial Corp. 6.250% Due 2/18/03                          1,765
    440       CIT Group Inc. 5.750% Due 11/01/03                             441
    620       Commercial Credit Corp. 8.250% Due 11/1/01                     665
     50       Commercial Credit Corp. 6.875% Due 5/1/02                       52
  1,445       Commercial Credit Corp. 6.500% Due 8/1/04                    1,504
  2,000       Conseco Inc. 7.875% Due 12/15/00                             2,016


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                              CORE BOND (CONTINUED)

$   200       Merrill Lynch & Co. 6.375% Due 10/1/01                        $204
  2,800       Merrill Lynch & Co. 6.875% Due 11/15/18                      2,903
  2,240       Newcourt Credit Group 7.125% Due 12/17/03 (B)                2,226
     50       Salomon Smith Barney Holdings 5.875% Due 2/1/01                 50
                                                                         -------
                                                                          15,558
                                                                         -------

              INDUSTRIAL (5.8%)
  1,480       Cendant Corp. 7.500% Due 12/01/00                            1,486
  1,905       Ford Motor Co. 6.625% Due 10/1/28                            2,055
  1,900       Occidental Petroleum Corp. 7.375% Due 11/15/08               1,939
  2,500       Service Corp. International 7.375% Due 4/15/04               2,633
                                                                         -------
                                                                           8,113
                                                                         -------

              REAL ESTATE INVESTMENT TRUST (4.4%)
  3,590       CarrAmerica Realty Corp. 6.250% Due 10/1/00                  3,581
    425       Colonial Realty LP 6.980% Due 9/26/05                          409
  2,255       Health Care Properties 6.875% Due 6/8/05 (D)                 2,132
                                                                         -------
                                                                           6,122
                                                                         -------

              TELEPHONE (0.7%)
    950       Sprint Capital Corp. 6.875% Due 11/15/28                       987
                                                                         -------

              TOTAL CORPORATE DEBENTURES
               (Cost $37,667)                                             37,784
                                                                         -------

              U.S GOVERNMENT OBLIGATIONS (29.0%)
              U.S. TREASURY BOND (6.8%)
  3,915       6.125% Due 11/15/27                                          4,382
  4,935   o   5.500% Due 8/15/28                                           5,166
                                                                         -------
                                                                           9,548
                                                                         -------

              U.S. TREASURY NOTES (19.9%)
  6,290       5.875% Due 7/31/99                                           6,332
    200       5.750% Due 9/30/99                                             202
    655       5.625% Due 11/30/99                                            661
 11,560       6.125% Due 12/31/01                                         12,029
    360       6.375% Due 8/15/02                                             380
  7,400       6.125% Due 8/15/07                                           8,082
                                                                         -------
                                                                          27,686
                                                                         -------


                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                              CORE BOND (CONTINUED)

              U.S. TREASURY STRIPS (2.3%)
$ 8,785       Zero Coupon Due 5/15/17                                     $3,192
                                                                         -------
              TOTAL U.S. GOVERNMENT OBLIGATIONS
               (Cost $40,439)                                             40,426
                                                                         -------

              MORTGAGE PASS THROUGH SECURITIES (34.8%)
              FEDERAL HOME LOAN MORTGAGE CORPORATION (FREDDIE MAC) (5.6%)
  2,585       7.000% Due 1/15/08 - 3/15/08.                                2,694
  5,000       7.500% Due 6/1/12 - 9/1/12                                   5,141
                                                                         -------
                                                                           7,835
                                                                         -------

              FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (27.6%)
    210       7.000% Due 5/25/07                                             217
  1,095       9.000% Due 11/1/10                                           1,153
 12,217       6.500% Due 12/1/12                                          12,388
  6,550       6.500% Due 1/1/29 (C)                                        6,595
 14,405       7.000% Due 1/1/29 (C)                                       14,698
  3,385       7.500% Due 2/1/29 (C)                                        3,476
                                                                         -------
                                                                          38,527
                                                                         -------

              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (1.6%)
  2,196       7.500% Due 9/15/07                                           2,277
                                                                         -------

              OTHER (0.0%)
      3       Household International Finance Co. Series 1993-2 Class A3
               4.650% Due 12/20/08                                             3
                                                                         -------
              TOTAL MORTGAGE PASS THROUGH SECURITIES
               (Cost $48,534)                                             48,642
                                                                         -------

              NON-MORTGAGE PASS THROUGH NOTES (6.4%)
              FEDERAL HOME LOAN MORTGAGE CORPORATION (FREDDIE MAC) (4.0%)
  2,615       5.750% Due 7/15/03.                                          2,682
  2,800       6.625% Due 3/12/08 (E)                                       2,842
                                                                         -------
                                                                           5,524
                                                                         -------

              Federal National Mortgage Association (FNMA) (2.4%)
    705       6.480% Due 12/24/07 (E)                                        727
  2,715       6.010% Due 9/24/08 (E)                                       2,703
                                                                         -------
                                                                           3,430
                                                                         -------
PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                              CORE BOND (CONTINUED)

              Total Non-Mortgage Pass Through Notes
               (Cost $8,981)                                              $8,954
                                                                         -------

 NUMBER
OF SHARES
---------

              PREFERRED STOCK (1.1%)
                (Cost $1,575)
              BANKS (1.1%)
 28,500       CitiGroup Series G                                           1,511
                                                                         -------

PRINCIPAL
 AMOUNT
 000'S
---------

              SHORT-TERM SECURITIES
              ASSET BACKED SECURITIES (11.1%)
              AUTOMOBILE LEASES (1.7%)
$ 2,425       World Omni Auto Lease Series 1998 Class A1 5.614%
               Due 12/15/04 (a)                                            2,425

              CREDIT CARDS (9.4%)
  1,290       Capital One Master Trust Series 1995-1 Class A
               5.725% Due 10/15/03 (a)                                     1,288
    610       First Deposit Master Trust Series 1995-1 Class A
               5.725% Due 8/15/04 (a)                                        610
  1,540       First USA Bank Master Trust Series 1995-5 Class A
               5.733% Due 4/15/03 (a)                                      1,539
  2,170       First USA Bank Master Trust Series 1997-10 Class A
               5.634% Due 9/17/03 (a)                                      2,165
  2,545       MBNA Credit Card Trust Series 1995-I Class A
               5.705% Due 3/15/03 (a)                                      2,544
  1,760       MBNA Credit Card Trust Series 1996-D Class A
               5.685% Due 9/15/03 (a)                                      1,758
  1,070       MBNA Credit Card Trust Series 1998-I Class A
               5.795% Due 10/15/03 (a)                                     1,071
  1,045       People's Master Credit Card Trust Series 1998-I Class A
               5.675% Due 11/15/05 (a)                                     1,038
  1,005       Signet Credit Card Master Trust Series 1994-3 Class A
               5.735% Due 9/16/02 (a)                                      1,005
     75       Standard Credit Card Master Trust 6.800% Due 4/7/99             75
                                                                         -------
                                                                          13,093
                                                                         -------


                        See notes to financial statements
Page 18

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                              CORE BOND (CONTINUED)

              TOTAL ASSET BACKED SECURITIES
               (Cost $15,552)                                           $15,518
                                                                        -------

              U.S. GOVERNMENT AGENCY
              DISCOUNT NOTES (3.9%)
$ 5,495       FEDERAL NATIONAL
              Mortgage Association (FNMA)
               (Cost $5,485)
               Discount Note Due 1/14/99                                  5,485
                                                                        -------

              REPURCHASE AGREEMENT (2.3%)
  3,156       SBC Warburg Inc. 4.750% Due 1/4/99 with maturity value of $3,158
               (Collateralized by $3,233 U.S. Treasury Bond
               9.250% Due 2/15/16)                                        3,156
                                                                        -------

              TOTAL INVESTMENTS (118.2%)
               (Cost $164,689)                                          164,776

              LIABILITIES IN EXCESS OF
               OTHER ASSETS (-18.2%)                                    (25,313)
                                                                       --------

              TOTAL NET ASSETS (100.0%)                                $139,463
                                                                       --------

              SECURITIES SOLD SHORT
               (Cost $4,853)
  4,725       Federal National Mortgage Association (FNMA) (3.5%)
               7.500% Due 2/15/14 (C)                                    $4,857
                                                                       --------



(a) Adjustable rate security.
(B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualified institutional buyers." (C) When issued security.
(D) Puttable security.
(E) Callable security.
o  Securities out on loan.


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                           INTERMEDIATE MUNICIPAL BOND

              CALIFORNIA (14.9%)
$   565       California Educational Facilities Authority Revenue Refunding
               College of Chiropractic 4.700% Due 11/1/01                   $576

    400       California Health Facilities Finance Authority Revenue
               Northern Presbyterian Hospital 4.500% Due 7/1/04              405

    200       Corona California Public Finance Authority, Public Improvement
               Revenue Refunding 5.950% Due 7/1/07                           210

  1,000       San Francisco California City & County Refunding
               Series 1 (FGIC Insured) 5.000% Due 6/15/10                  1,055

  1,000       San Marino Unified School District Series B
               4.700% Due 7/1/11                                           1,033

    480       Simi Valley USA California University School District
               Certificates of Participation Refunding & Capital
               Improvement Projects (AMBAC Insured) 4.800% Due 8/1/10.       500

              COLORADO (2.4%)
    100       Adams County Colorado School District  No. 12 Series D
               General Obligation (MBIA Insured ) 5.450% Due 12/15/06.       109

     45       Brighton Colorado General Obligation (FGIC Insured )
               Zero Coupon Due 12/1/00.                                       42

    300       Superior Metropolitan District Number 2 Boulder County Colorado
               General Obligation Series 1998 Zero Coupon Due 12/1/13        303


                       See notes to financial statements
                                                                         Page 19

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                    INTERMEDIATE MUNICIPAL BOND (CONTINUED)

$   150       Westminster Colorado Multifamily Revenue Refunding Housing
               Oasis Wexford Apartments Project 5.350% Due 12/1/25.         $158

              CONNECTICUT (1.4%)
     85       Connecticut State Health & Education Facilities Authority Revenue
               Sacred Heart University Series D 4.800% Due 7/1/99             86

     95       Connecticut State Health & Education Facilities Authority Revenue
               Sacred Heart University Series D 5.200% Due 7/1/01             98

    100       Connecticut State Health & Education Facilities Authority Revenue
               Sacred Heart University Series D 5.300% Due 7/1/02.           105

     50       Stratford Connecticut General Obligation Bond (FGIC Insured)
               7.000% Due 6/15/04                                             57

              DISTRICT OF COLUMBIA (1.2%)
     15       District of Columbia General Obligation Bond Prerefunded Revenue
               5.000% Due 6/1/01                                              15

    285       District of Columbia General Obligation Bond
               5.000% Due 6/1/01.                                            290

              FLORIDA (5.1%)
    250       Jacksonville Florida Electric Authority Revenue
               6.000% Due 7/1/01                                             257

    455       Pace Property Finance Authority Florida Utility System Revenue
               Refunding & Improvement  (AMBAC Insured)
               5.100% Due 9/1/09.                                            489

    500       St. John's County Florida Water & Sewer Revenue
               (MBIA Insured) 5.250% Due 6/1/10.                             543

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                    INTERMEDIATE MUNICIPAL BOND (CONTINUED)

$    10       St. Lucie County School Board Certificates of Participation
               Series A (AMBAC Insured) 7.250% Due 7/1/04                    $11

              GEORGIA (5.9%)
  1,000       De Kalb County Georgia Housing Authority Multi- Family
               Housing Revenue 4.700% Due 12/1/28                          1,005

    400       Georgia State Series D General Obligation
               6.700% Due 8/1/10                                             488

              ILLINOIS (1.8%)
    100       Cook County Illinois School District School District Number 99
               (FGIC Insured) 8.400% Due 1/1/01.                             109

    100       Cook & DuPage Counties, Illinois Combined School District - B
               (FGIC Insured) Zero Coupon Due 12/1/05.                        75

    265       Illinois Health Facilities Authority Revenue Series A
               (MBIA Insured) 7.900% Due 8/15/03                             269

              INDIANA (2.7%)
    395       La Porte Indiana Economic Development Revenue
               Boise Cascade Corp. Project Escrowed to Maturity
               7.375% Due 6/1/01.                                            416

    250       Marion County Indiana Hospital Authority Hospital Facility Revenue
               Methodist Hospital of Indiana Escrowed to Maturity
               6.501% Due 9/1/08.                                            259

              IOWA (0.4%)
    100       Iowa Student Loan Liquidity Corporation Student Loan Revenue
               6.450% Due 3/1/02.                                            106



                       See notes to financial statements
Page 20

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                    INTERMEDIATE MUNICIPAL BOND (CONTINUED)

              KENTUCKY (2.2%)
$   155       Dayton Kentucky Elderly Housing Speers Court
                (FHA Insured) 5.350% Due 9/1/05                             $163

    385       Kentucky State Turnpike Authority
               Toll Road Revenue Series A 8.500% Due 7/1/04                  387

              MASSACHUSETTS (5.2%)
    250       Massachusetts Bay Transportation Authority General
               Transportation System 5.300% Due 3/1/05                       268

    500       Massachusetts State Consolidated Loan Series D
               General Obligation 5.250% Due 11/1/12                         524

    500       New England Education Loan Marketing Corp. Series A
               6.500% Due 9/1/02                                             539

              MICHIGAN (1.6%)
    110       Ferris State College Special Obligation
               7.500% Due 8/15/03.                                           118

    240       Michigan State Building Authority Chippewa
               Correctional Facilities Escrowed to Maturity
               7.250% Due 10/1/04                                            281

              MINNESOTA (0.4%)
    100       St. Paul Minnesota Port Authority Commercial Development
               General Revenue Fort Road Med/Irvine (Asset Guaranty Insured)
               7.500% Due 9/1/02                                             103

              NEBRASKA (1.0%)
    245       Nebraska Investment Finance Authority Multi Family Revenue
               Refunding Housing Wycliffe West 5.500% Due 12/1/25.           260

              NEVADA (1.3%)
    160       Nevada Housing Division Single Family Program
               5.500% Due 10/1/02                                            166

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                    INTERMEDIATE MUNICIPAL BOND (CONTINUED)

$   150       Nevada State Muni Bond Bank Project 38-39A
               Escrowed to Maturity Refunded 6.400% Due 7/1/05              $164

              NEW JERSEY (2.3%)
    335       Arlington Arms Financing Corp. New Jersey Mortgage Revenue
               Arlington Arms Apartments (FHA Insured)
               10.250% Due 3/1/25                                            341

    240       Gateway New Jersey Housing Development Corporation
               Revenue Bond Section 8 (FHA Insured)
               10.500% Due 8/1/25                                            246

              NEW YORK (3.7%)
    100       Hempstead Town New York General Obligation, Series B
               (AMBAC Insured) 6.500% Due 1/1/12.                            121

    505       New York State Environmental Facility Corp., Pollution
               Control Revenue Series B 5.300% Due 12/15/10.                 547

    250       Onondaga County New York General Obligation Bond
               5.875% Due 2/15/09.                                           283

              NORTH CAROLINA (1.8%)
    400       Surry County North Carolina Pollution Control Finance Authority
               9.250% Due 12/1/02                                            445

              OHIO (0.1%)
     70       Ohio Housing Financing Agency Single Family Mortgage
               Series 1985A (FGIC Insured) Zero Coupon Due 1/15/15            14

              OKLAHOMA (3.6%)
  1,625       Oklahoma County Oklahoma Home Finance Authority
               Single Family Refunding Prerefunded
               Zero Coupon Due 7/1/12                                        687


                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                    INTERMEDIATE MUNICIPAL BOND (CONTINUED)

$   200       Tulsa Oklahoma Metropolitan Utility Authority Revenue
               7.000% Due 2/1/03                                            $219


              PENNSYLVANIA (9.1%)
  1,085       Ephrata Area School District General Obligation
               4.750% Due 10/15/12                                         1,090

    500       Hempfield  Pennsylvania School District Refunding
               6.700% Due 10/15/99.                                          501

    710       Lancaster County Pennsylvania General Obligation Bond
               Series B (AMBAC Insured) 4.100% Due 11/1/03                   716

              SOUTH CAROLINA (1.4%)
     70       Piedmont Municipal Power Agency South Carolina Electric Revenue
               Series A  Escrowed to Maturity (FGIC Insured)
               6.125% Due 1/1/07.                                             80

    230       Piedmont Municipal Power Agency South Carolina Electric Refunding
               Escrowed to Maturity (MBIA Insured) 6.250% Due 1/1/09         268

              TEXAS (18.8%)
    500       Cypress-Fairbanks Texas General Obligation
               Independent School District 7.300% due 2/15/07                598

    500       Deer Park Texas Independent School District School Building
               6.375% Due 2/15/07                                            578

    570       Edgewood Texas Independent School District Lease Revenue
               4.700% Due 8/15/05.                                           574

    805       Harris County Texas Flood District General Obligation
               Zero Coupon Due 10/1/06                                       499

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                    INTERMEDIATE MUNICIPAL BOND (CONTINUED)

$   265       Lower Colorado River Authority Prerefunded Revenue
               6.250% Due 5/1/07                                            $302

    550       Mercedes Texas Independent School District
               4.800% Due 8/15/09                                            568

    580       Mercedes Texas Independent School District
               4.900% Due 8/15/10                                            599

  1,000       Port of Houston Texas General Obligation Bond
               5.100% Due 10/1/11                                          1,049

              UTAH (1.2%)
    275       Salt Lake City Utah Water Conservancy District Revenue
               Refunding Series A Escrowed to Maturity
               (MBIA Insured) 10.875% Due 10/1/02                            314

              VIRGINIA (2.2%)
    500       Brunswick County Virginia Industrial Development Authority
               Correctional Facilities Lease (MBIA Insured)
               5.650% Due 7/1/09.                                            550

     30       Virginia State Housing Development Authority
               Multi Family Series A Zero Coupon Due 11/1/17                   6

              WASHINGTON (6.9%)
    250       Lynnwood Washington Water & Sewer Revenue Refunding
               (FGIC Insured) 6.000% Due 12/1/07                             283

  1,000       Seattle Washington General Obligation
               5.500% Due 3/1/09                                           1,109

    300       Washington State Motor Vehicle Tax General Obligation
               6.200% Due 3/1/08.                                            346



                       See notes to financial statements
Page 22

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                    INTERMEDIATE MUNICIPAL BOND (CONTINUED)

              WISCONSIN (0.0%)
$     5       Wisconsin State Clean Water Revenue
               5.000% Due 6/1/08                                              $5
                                                                         -------

              TOTAL INVESTMENTS (98.6%)
               (Cost $24,013)                                             24,980

              OTHER ASSETS IN EXCESS OF LIABILITIES (1.4%).                  361
                                                                         -------
              TOTAL NET ASSETS (100.0%)                                  $25,341
                                                                         -------

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                             GOVERNMENT MONEY MARKET


              U.S. GOVERNMENT AGENCY OBLIGATIONS (89.5%)
              FEDERAL FARM CREDIT BANK (24.4%)
$ 5,000       Discount Note Due 1/4/99                                   $ 4,998
 10,000       Discount Note Due 1/8/99                                     9,990
 10,000       Discount Note Due 1/11/99                                    9,986
 10,000       Discount Note Due 1/12/99                                    9,985
 10,000       Discount Note Due 1/13/99                                    9,983
 15,000       Discount Note Due 1/21/99                                   14,958
  5,000       Discount Note Due 1/28/99                                    4,981
  5,000       Discount Note Due 2/1/99                                     4,979
 10,000       Discount Note Due 2/2/99                                     9,956
 10,000       Discount Note Due 2/19/99                                    9,932
  5,000       Discount Note Due 3/10/99                                    4,954
  4,820       Discount Note Due 3/22/99                                    4,767
  5,000       Discount Note Due 4/27/99                                    4,922
                                                                        --------
                                                                         104,391
                                                                        --------

              FEDERAL HOME LOAN BANK (65.1%)
 30,000       Discount Note Due 1/4/99                                    29,989
  5,000       Discount Note Due 1/5/99                                     4,997
 15,000       Discount Note Due 1/6/99                                    14,990
 10,000       Discount Note Due 1/7/99                                     9,991
 15,000       Discount Note Due 1/8/99                                    14,986
  5,000       Discount Note Due 1/14/99                                    4,991
 15,000       Discount Note Due 1/15/99                                   14,972
 10,000       Discount Note Due 1/19/99                                    9,976
 25,000       Discount Note Due 1/20/99                                   24,935
 15,000       Discount Note Due 1/22/99                                   14,956
  5,000       Discount Note Due 1/26/99                                    4,983
 15,000       Discount Note Due 1/27/99                                   14,947
 15,000       Discount Note Due 1/29/99                                   14,942

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                       GOVERNMENT MONEY MARKET (CONTINUED)

$10,000       Discount Note Due 2/3/99                                    $9,955
 15,000       Discount Note Due 2/5/99                                    14,927
 20,000       Discount Note Due 2/10/99                                   19,888
 10,000       Discount Note Due 2/12/99                                    9,942
 10,000       Discount Note Due 2/17/99                                    9,935
  5,000       Discount Note Due 2/19/99                                    4,967
  5,000       Discount Note Due 2/24/99                                    4,963
 10,000       Discount Note Due 3/3/99                                     9,915
  5,000       Discount Note Due 3/5/99                                     4,957
  5,000       Discount Note Due 3/17/99                                    4,949
  5,000       Discount Note Due 3/26/99                                    4,942
                                                                        --------
                                                                         278,995
                                                                        --------

              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
               (Cost $383,386).                                          383,386
                                                                        --------

              REPURCHASE AGREEMENT (10.0%)
               (Cost $42,827)
 42,827       SBC Warburg Inc. 4.750% Due 1/4/99 with maturity value
               of $42,850 (Collateralized by $43,864
               U.S. Treasury Bond 9.250% Due 2/15/16)                     42,827
                                                                        --------

              TOTAL INVESTMENTS (99.5%)
               (Cost $426,213)                                           426,213

              OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)                 2,230
                                                                        --------

              TOTAL NET ASSETS (100.0%).                                $428,443
                                                                        =======

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                              TAX FREE MONEY MARKET

              ARIZONA (0.1%)
$   100       Tucson Industrial Development Tucson City Center Parking
               Garage Authority 4.125% Due 6/1/15 (a)                       $100

              COLORADO (3.3%)
    100       Colorado Housing Finance Authority Multi-Family Housing Revenue
               (Grant's Plaza) 4.125% Due 11/1/09 (a)                        100



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)

$ 4,000       Denver Colorado City & County Multi-Family Housing Revenue
               (Ogden Residence Project) 5.250% Due 12/1/09 (a)           $4,000

    125       Summit County Colorado Recreational Facilities Revenue Refunding
               (Copper Mountain) 3.450% Due 4/1/17 (a)                       125

    125       Summit County Colorado Recreational Facilities Revenue Refunding
               (Copper Mountain) 3.450% Due 4/1/17 (a)                       125

              FLORIDA (0.6%)
    300       Broward County Florida Housing Finance Authority
               Multi-Family Housing Revenue (Sanctuary Apts Project)
               4.200% Due 2/1/09(a)                                          300

    500       Florida State Board of Education Capital Outlay Series A
               4.000% Due 1/1/00                                             504

              GEORGIA (7.5%)
  1,000       Cobb County Georgia Housing Authority Multi Family Housing
               (Post Bridge Project) 4.000% Due 6/1/25 (a)                 1,000

  5,170       Effingham County Georgia Development Authority Pollution
               Control Revenue (Savannah Electric and
               Power Co. Project) 5.100% Due 4/1/37 (a)                    5,170

    180       Floyd County Georgia Development Authority Pollution
               Control Revenue Georgia Power Co.
               (PLT Hammond Project) 5.100% Due 9/1/26 (a)                   180

  1,000       Fulton County Development Authority Revenue-Woodward
               Academy Income Project 4.000% Due 12/1/12 (a)               1,000

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                        TAX FREE MONEY MARKET (CONTINUED)

$   200       Gwinnet County Georgia Development Authority Revenue
               (Wesleyan School Project) 4.000% Due 3/1/17 (a)              $200

  1,000       Marietta Georgia Housing Authority Multifamily Revenue
               (Falls at Bells Ferry) 3.950% Due 1/15/09 (a)               1,000

    350       Savannah Georgia Housing Authority Multifamily Housing Revenue
               Somerset Wharf Project B 4.000% Due 6/15/26 (a)               350

  1,000       Smyrna Georgia Housing Authority Multifamily Housing Revenue
               F & M Villages Project 4.000% Due 6/1/25 (a)                1,000

              ILLINOIS (14.0%)
    200       Darien Industrial Development Authority Kinder Care Centers
               Series C 4.150% Due 2/1/01 (a)                                200

    200       Illinois Development Finance Authority Industrial Development
               Refunding Bond (Field Container Corp.)
               4.050% Due 12/1/99 (a)                                        200

    800       Illinois Development Finance Authority Industrial Development
               Refunding Bond (Dart Container) 3.500% Due 8/1/25 (a)         800

  1,300       Illinois Development Finance Limited (Dart Container Corp)
               4.146% Due 12/1/09 (a)                                      1,300

  4,000       Illinois Health Facilities Authority Revenue-Advocate
               Healthcare Network Series B 4.000% Due 8/15/22 (a)          4,000

  4,000       Illinois State Toll Highway Authority
               Highway Priority Revenue Refunding Series B
               3.850% Due 1/1/10 (a)                                       4,000


                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)

$ 3,550       St. Clair County Illinois Industrial Development Board
               (Winchester Apartments Project Ser 94)
               4.200% Due 10/1/15 (a)                                     $3,550

  2,300       Village of Troy Grove Illinois (Unimin Corp.)
               4.573% Due 5/1/10 (a)                                       2,300

  2,000       Winnebago & Boone Counties Rockford School District #205
               Tax Anticipation Warrants 5.400% Due 10/29/99 (a)           2,014

              INDIANA (4.9%)
  1,200       Fall Creek Industrial Waste District Sewer Works Revenue
               3.950% Due 1/30/99                                          1,200

    720       GAF Tax-Exempt Bond Grantor Trust Series A
               4.100% Due 4/1/08 (a)                                         720

  1,000       Indianapolis Indiana Economic Development
               (Joint & Clutch Series 1984) 3.643% Due 12/1/14 (a)         1,000

    400       LaGrange Economic Development Revenue Sealed Power Corp.
               3.350% Due 10/1/15 (a)                                        400

  1,925       Marion County Metro School District of Wayne Township
               Series 1998 Bond Anticipation Notes
               4.250% Due 1/1/99 (a)                                       1,925

  1,200       Mishawaka Indiana Waterworks Revenue Bond Anticipation Notes
               Series A 4.200% Due 8/12/99                                 1,200

              KANSAS (1.5%)
  2,000       Salina Kansas Central Mall (Salina Central Mall Dillard)
               4.250% Due 12/1/04 (a)                                      2,000

              KENTUCKY (3.3%)
    760       Boone County Kentucky Industrial Development Bond Revenue
               (Jamike/Hemmer Project) 3.750% Due 2/1/06 (a)                 760
PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)

$   430       Elva-New Harmony Oak Level Fire Protection District
               4.350% Due 12/1/31 (a)                                       $430

    170      Florence Kentucky Industrial Building Revenue
               (Florence Commercial Project) 3.500% Due 6/1/07 (a)           170

  2,030       Fort Thomas Kentucky Industrial Buildings Revenue
               (Carmel Manor Project) 3.550% Due 10/1/14 (a)               2,030

    490       Harvey Brewers Fire Protection District Kentucky Lease Revenue
               Program 4.350% Due 12/1/31 (a)                                490

    490       Muhlenberg County Airport District
               Development Area Financial Trust 4.350% Due 12/1/31 (a)       490

              LOUISIANA (0.8%)
  1,000       Calcasieu Parish Industrial Development Board
               Pollution Control Revenue Citgo Petroleum Corp.
               4.300% Due 8/1/04 (a)                                       1,000

              MARYLAND (1.9%)
  1,500       Howard County Maryland Revenue Owen Brown Joint Venture Facility
               3.500% Due 5/1/11(a)                                        1,500

  1,000       Maryland Health & Higher Education Facilities Authority Revenue
               Pooled LN Program B 4.150% Due 4/1/35 (a)                   1,000

              MASSACHUSETTS (0.8%)
  1,000       Brockton Massachusetts Bank Anticipation Notes
               4.000% Due 5/18/99                                          1,001

              MICHIGAN (11.8%)
    945       Birmingham Michigan Economic Development Corporation Radnor
               Corp. (Brown Street Project 83) 4.375% Due 12/1/18 (a)        945



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)

$ 1,055       Cedar Springs Michigan Public
               Schools State Anticipation Notes 4.500% Due 8/23/99        $1,058

  2,100       Lansing Michigan Economic Development Corp.
               (Atrium Office Building) 3.350% Due 5/1/15 (a)              2,100

    835       Leelanau County Michigan Economic Development Corp.
               Revenue (American Community Mutual Insurance Co. Project)
               3.250% Due 6/15/06 (a)                                        835

    900       Livonia Michigan Economic Development Corporation
               (American Community Mutual Insurance)
               3.250% Due 11/15/04 (a)                                       900

    185       McDonald Tax-Exempt Mortgage Trust #1
               4.100% Due 1/15/09 (a)                                        186

    200       Michigan State Job Development Authority Revenue
               (Kentwood Residence) 3.050% Due 11/1/14 (a)                   200

    255       Michigan State Strategic Fund (Tawas Bay
               Association Project) 3.250% Due 12/1/01 (a)                   255

    495       Michigan State Strategic Fund Limited Obligation Revenue
               Refunding (Woodbridge Commercial Properties)
               3.500% Due 10/15/05 (a)                                       495

  2,145       Oakland County Michigan Economic Development Corporation
               (Corners Shopping Center) 3.700% Due 8/1/15 (a)             2,145

  3,500       Plainwell Michigan Economic Development Corporation
               (Plainwell Paper Co. Inc. Project) 4.500% Due 11/1/07 (a)   3,500

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)

$ 2,900       Royal Oak Hospital Finance Authority William Beaumont
               Hospital Series L 5.000% Due 1/1/27 (a)                    $2,900

              MINNESOTA (6.3%)
  5,920       Minnesota Capital Realty Tax Exempt Limited, Series 96-1
               4.280% Due 12/1/04 (b)                                      5,920

  1,330       Hutchinson Minnesota Economic Development Authority
               Revenue Refunding (Developers Diversified)
               3.700% Due 8/15/06 (a)                                      1,330

  1,019       International Falls Minnesota Economic Development Revenue
               (Developers Diversified Limited Project)
               3.570% Due 7/1/06 (a)                                       1,019

              MISSISSIPPI (0.4%)
    575       Desoto County Mississippi Industrial Development Revenue
               (American Soap Company Project)
               4.573% Due 12/1/08 (a)                                        575

              MISSOURI (6.1%)
    500       Clayton Industrial Development Authority Industrial Development
               Revenue Refunding Bailey Court Project
               4.280% Due 1/1/09 (a)                                         500

  2,900       Kansas City Industrial Development
               Authority Multifamily Housing Revenue Cloverset
               Apartments Project 4.300% Due 10/1/15 (a)                   2,900

  3,700       Missouri Health & Educational
               Facilities Authority-Francis Medical Center A
               5.100% Due 6/1/26 (a)                                       3,700

    900       St. Charles County Industrial Development Authority
               Revenue Sun River Village 4.100% Due 12/1/27 (a)              900



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)


              NEBRASKA (1.3%)
$ 1,750       Nebraska Public Power District Revenue Mun Tr CERTS PG - MCT
               No 2-A 3.600% Due 1/11/99 (a)                              $1,750

              NEW JERSEY (2.3%)
  1,700       Atlantic City NJ Special Emergency Notes
               Bank Anticipation Notes 3.625% Due 12/9/99                  1,705

  1,220       New Brunswick City Guaranteed Parking Revenue
               Series B 7.200% Due 9/1/15 (c)                              1,266

              NEVADA (1.0%)
    500       Clark County Nevada Series A
               5.600% Due 6/1/99                                             505

    805       Washoe County Nevada Hospital Facilities Revenue Washoe
               Medical Center Project Series A
               7.600% Due 6/1/19 (c)                                         834

              NEW YORK (5.3%)
    300       Municipal Assistance Corporation for the City of NY Series 68
               7.200% Due 7/1/02 (c)                                         312

    360       New York City Cultural Resources Revenue Trust (Modern Museum)
               Series A 4.500% Due 1/1/99                                    360

  2,135       New York State Job Development Authority, Series C-1 to C-30
               3.150% Due 3/1/99 (a)                                       2,135

    900       New York State Dormitory Authority
               Revenues FHA Mortgage Hospital United Health Service
               4.100% Due 2/1/99                                             900

    570       New York State Job Development Authority, Series F-1 to F-17
               3.150% Due 3/1/99 (a)                                         570

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------

                        TAX FREE MONEY MARKET (CONTINUED)

$ 2,735       New York State Urban Development Corporation Floats PT 210
               3.575% Due 1/14/99 (a)                                     $2,735

              NORTH CAROLINA (0.1%)
    100       Beaufort County Industri 4.100% Due 12/1/00 (a)                100

              OHIO (9.3%)
    125       Brooklyn Ohio Industrial Development Revenue Refunding
               (Clinton Road Project A) 3.800% Due 12/1/00 (a)               125

    595       Buckeye Ohio Tax Exempt Mortgage Bond Trust Series C
               4.050% Due 2/1/05 (a)                                         595

    910       Cincinnati & Hamilton County Ohio Port Authority Revenue
               Refunding (Tri State Building) 3.300% Due 9/1/99 (a)          910

    480       Clermont County Ohio Economic Development Revenue
               (John Q. Hammons Project) 3.400% Due 5/1/12 (a)               480

    215       Franklin County Ohio Industrial Development Revenue
               (GSW Building Association Ltd.) 3.250% Due 11/1/15 (a)        215

  2,030       Lakewood Ohio Hospital Revenue (Hospital
               Improvement Series 1983) 3.410% Due 11/1/10 (a)             2,030

    865       McDonald Tax Exempt Mortgage Trust # 1
               4.100% Due 1/15/09 (a)                                        866

  1,390       Riverside Ohio Economic Development Revenue
               (Riverside Association Project) 3.600% Due 9/1/12 (a)       1,390


                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)


$   890       Riverside Ohio Economic Development Revenue
               (Wright Point Association) 3.600% Due 9/1/10 (a)             $890

    540       Stark County Ohio Health Care Facilities
               (Canton Christian Home) 3.650% Due 9/15/16 (a)                540

  1,935       Stark County Ohio Health Care Facilities
               (Canton Christian Home PJ ) Series 90
               3.650% Due 9/1/15 (a)                                       1,935

    245       Stark County Ohio Industrial Development Revenue
               (Belpar Professional Building) 3.500% Due 10/1/04 (a)         245

  1,960       Stark County Ohio Industrial Development Revenue
               (Newmarket Parking Ltd.) 3.400% Due 11/1/14 (a)             1,960

              OKLAHOMA (1.7%)
  1,000       Oklahoma State Industrial Authority Revenue Baptist
               Medical Center - B 3.350% Due 8/15/23 (a)                   1,000

  1,250       Tulsa County Oklahoma Industrial Development Authority
               Healthcare Revenue Laureate Psychiatric Center
               3.200% Due 12/15/08 (a)                                     1,250

              PENNSYLVANIA (0.6%)
    575       Commonwealth Tax-Exempt Mortgage Bond Trust Series A
               3.250% Due 11/1/05 (a)                                        575

    185       McDonald Tax Exempt Mortgage Trust # 1
               4.100% Due 1/15/09 (a)                                        186

              TENNESSEE (6.6%)
  2,600       Franklin County Tennessee Health & Educational Facilities Revenue
               (University of the South Sewanee) 3.650% Due 9/1/10 (a)     2,600

  1,280       GAF Tax Exempt Bond Grantor Trust Series A
               4.250% Due 4/1/08 (a)                                       1,280
PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)

$ 3,000       Greystone Tax Exempt 1998-1 Certificate
               4.130% Due 5/1/28 (a)                                      $3,000

    600       Jacksonville Tennessee Industrial Development Revenue
               Esselte Project Series B 5.100% Due 8/1/15 (a)                600

  1,150       Knoxville Tennessee Industrial Development Board
               Toys R Us Project 4.250% Due 5/1/14 (a)                     1,150

              TEXAS (6.1%)
  2,415       Harris County Texas Multifamily Housing Revenue
               (Greenhouse Development) 4.375% Due 4/1/07 (a)              2,415

  2,100       Harris County Texas Multifamily Housing Revenue
               (Country Scape Development) 4.375% Due 4/1/07 (a)           2,100

    165       San Antonio Texas Electric and Gas Revenue
               7.000% Due 2/1/00 (c)                                         168

    700       Texas Health Facilities Development Corp.
               Aces North Texas Pooled Health Series 1985B
               4.350% Due 5/31/25 (a)                                        700

  2,650       Waxahachie Texas Industrial Development Authority
               (Dart Container Project Series 1985)
               3.487% Due 4/1/06 (a)                                       2,650

              UTAH (0.8%)
  1,000       Intermountain Power Agency Utah Power Supply Revenue
               Refunding Series B 7.200% Due 7/1/99                        1,020

              VERMONT (0.4%)
    535       Vermont Industrial Development Authority
               Hydroelectric Revenue Bond Central Vermont Public Service Corp.
               3.500% Due 12/1/13 (a)                                        535



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1998


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)


              VIRGINIA (1.5%)
$ 1,000       Rockingham County Virginia Industrial Development Authority
               (Merck & Company Inc. Project)
               4.500% Due 10/1/22 (a)                                     $1,000

  1,000       Rockingham County Virginia Industrial Development Authority
               4.500% Due 10/1/22 (a)                                      1,000

              WASHINGTON (1.5%)
  1,800       Washington State Housing Finance Community Non-Profit Housing
               (Emerald Heights Project) 5.150% Due 1/1/21 (a)             1,800

    100       Washington State Housing Finance Community Non-Profit
               Housing Revenue (Panorama City Project)
               4.800% Due 1/1/27 (a)                                         100

              WISCONSIN (4.0%)
  2,500       DC Everest Area School District
               Tax and Revenue Anticipation Notes 3.930% Due 8/26/99       2,500

  1,000       Lake Geneva Genoa City Electric
               Wisconsin High School District 3.450% Due 9/30/99           1,001

  1,100       Rosedale Brandon School District Tax and Revenue Promissory
               Notes 3.810% Due 9/27/99                                    1,101

    700       Weyauwega-Freemont School District Tax and Revenue
               Anticipation Notes 4.040% Due 8/25/99                         701

              WYOMING (0.9%)
  1,130       Cheyenne County Wyoming Economic Development
               Revenue Bonds (Holiday Inn) 3.550% Due 10/1/10 (a)          1,130

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                           SECURITY                               (000'S)
-------                           --------                               -------
                        TAX FREE MONEY MARKET (CONTINUED)

              TOTAL INVESTMENTS (106.7%)
               (Cost $140,112)                                         $140,112

              LIABILITIES IN EXCESS OF OTHER ASSETS (-6.7%)              (8,844)

                                                                       --------
              TOTAL NET ASSETS (100.0%)                                $131,268
                                                                       ========


(a) Interest rate subject to change approximately every 1 to 397 days. Principal payable on demand at periodic intervals at the Fund's option.
(b) Coupon fluctuates with the Prime Rate (Prime is the rate on corporate loans posted by at least 75% of the nations 30 largest banks.)
(c) Coupon fluctuates with remarket values.



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 1998


                                                                        GROWTH AND  QUANTITATIVE
$ IN THOUSANDS                                                  TUDOR     INCOME      EQUITY
------------------------------------------------------------------------------------------------

     ASSETS
Investments at value # ....................................    $87,909    $160,474     $73,662
Investments in Repurchase Agreements,at value # ...........          0           0           0
Cash ......................................................          1           1         176
Proceeds from securities sold short .......................          0           0           0
Receivable for securities sold ............................          0       1,092           0
Receivable for Fund shares sold ...........................        110         360          23
Dividends and interest receivable .........................         64         194          91
Other assets ..............................................          7           5          11
                                                               -------    --------     -------
                                                                88,091     162,126      73,963
                                                               -------    --------     -------

     LIABILITIES
Distributions payable .....................................          6           8           0
Payable to custodian bank .................................          0           0           0
Payable for investment securities purchased ...............          0           0           0
Payable for Fund shares redeemed ..........................      1,134       1,273           1
Market value of securities sold short .....................          0           0           0
Accrued investment advisory fee payable - Note 4 ..........         66          99          45
Accrued administration fee payable - Note 4 ...............          3           8           4
Accrued expenses ..........................................         65          40          29
                                                               -------    --------     -------
                                                                 1,274       1,428          79
                                                               -------    --------     -------
                  NET ASSETS ..............................     86,817     160,698      73,884
                                                               =======    ========     =======

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par .....................      1,838       3,954          13
Paid-in surplus ...........................................     76,694      97,971      52,137
Accumulated undistributed net investment income/
         (distributions in excess of net investment income)          0          90         177
Undistributed realized gains on investments,
         futures, options and currencies/(Distributions
         in excess of realized gains on investments,
         futures, options and currencies) .................        947       1,438       1,107
Net unrealized appreciation on investments,
         futures, options and currencies ..................      7,338      57,245      20,450
                                                               -------    --------     -------
NET ASSETS APPLIED TO OUTSTANDING SHARES ..................     86,817     160,698      73,884
                                                               =======    ========     =======

CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding (000's) .......................................      5,515       3,954      12,761
                                                              ========    ========    ========
Par Value .................................................   $   0.33    $   1.00    $  0.001
                                                              ========    ========    ========
Net asset value per share .................................   $  15.74    $  40.64    $   5.79
                                                              ========    ========    ========

# Investments at cost .....................................     80,571     103,229      53,211
                                                              ========    ========    ========

UNREALIZED APPRECIATION/(DEPRECIATION): *
         Gross appreciation ...............................     13,677      57,793      21,406
         Gross depreciation ...............................     (6,339)       (548)       (956)
                                                              --------     -------     -------
NET UNREALIZED APPRECIATION ...............................      7,338      57,245      20,450
                                                              ========    ========    ========


* Based on cost of securities for book purposes which does not differ significantly from Federal income tax cost.


                       See notes to financial statements



                                                                                        INTERMEDIATE
                                                                                         MUNICIPAL         GOVERNMENT    TAX FREE
                                                            INTERNATIONAL   CORE BOND      BOND              MONEY         MONEY
                                                                                                             MARKET        MARKET
-----------------------------------------------------------------------------------------------------------------------------------

     ASSETS

Investments at value # ....................................   $   6,103    $ 161,620         $24,980         $383,386   $ 140,112
Investments in Repurchase Agreements,at value # ...........           0        3,156               0           42,827           0
Cash ......................................................          47            0              34                2           0
Proceeds from securities sold short .......................           0        4,853               0                0           0
Receivable for securities sold ............................         231            0               0                0       2,810
Receivable for Fund shares sold ...........................           5        8,913               0            9,223           0
Dividends and interest receivable .........................          20        1,289             408                6       1,037
Other assets ..............................................           0            8               1                7           5
                                                              ---------    ---------        --------         --------    --------
                                                                  6,406      179,839          25,423          435,451     143,964
                                                              ---------    ---------        --------         --------    --------

     LIABILITIES
Distributions payable .....................................           0          104              52                3          15
Payable to custodian bank .................................           0            1               0                0          35
Payable for investment securities purchased ...............           0       35,332               0                0      11,284
Payable for Fund shares redeemed ..........................           0            8               0            6,675       1,270
Market value of securities sold short .....................           0        4,857               0                0           0
Accrued investment advisory fee payable - Note 4 ..........           8           29              11              189          55
Accrued administration fee payable - Note 4 ...............           0            0               0               15           6
Accrued expenses ..........................................          23           45              19              126          31
                                                              ---------    ---------        --------         --------    --------
                                                                     31       40,376              82            7,008      12,696
                                                              ---------    ---------        --------         --------    --------
                  NET ASSETS ..............................       6,375      139,463          25,341          428,443     131,268
                                                              =========    =========        ========         ========    ========

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par .....................           7           14               2              429         131
Paid-in surplus ...........................................       5,481      174,936          24,407          430,029     131,157
Accumulated undistributed net investment income/
         (distributions in excess of net investment income)         (29)           0             (31)               0           0
Undistributed realized gains on investments,
         futures, options and currencies/(Distributions
         in excess of realized gains on investments,
         futures, options and currencies) .................         113      (35,570)             (4)          (2,015)        (20)
Net unrealized appreciation on investments,
         futures, options and currencies ..................         803           83             967                0           0
                                                              ---------    ---------        --------         --------    --------
NET ASSETS APPLIED TO OUTSTANDING SHARES ..................       6,375      139,463          25,341           428,443    131,268
                                                              =========    =========        ========         ========    ========

CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding (000's) .......................................         689       14,465           2,403          428,716     131,288
                                                              =========    =========        ========         ========    ========
Par Value .................................................   $    0.01    $   0.001       $   0.001        $   0.001   $   0.001
                                                              =========    =========        ========         ========    ========
Net asset value per share .................................   $    9.25    $    9.64       $   10.55        $    1.00   $    1.00
                                                              =========    =========        ========         ========    ========

# Investments at cost .....................................       5,299      164,689          24,013          426,213     140,112
                                                              =========    =========        ========         ========    ========

UNREALIZED APPRECIATION/(DEPRECIATION): *
         Gross appreciation ...............................       1,071          535             972                0           0
         Gross depreciation ...............................        (268)        (452)             (5)               0           0
                                                              ---------    ---------         -------         --------    --------
NET UNREALIZED APPRECIATION ...............................         803           83             967                0           0
                                                              =========    =========        ========         ========    ========


                       See notes to financial statements
                                                                         Page 31

WEISS, PECK & GREER MUTUAL FUNDS

STATEMENTS OF OPERATIONS FOR YEAR ENDED DECEMBER 31, 1998


                                                                           GROWTH AND QUANTITATIVE
$ IN THOUSANDS                                                     TUDOR    INCOME       EQUITY
--------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of withholding taxes) .........................   $    574    $  2,236    $  1,216
Interest .....................................................        582         227          48
Income from securities loaned - Note 3 .......................         18           0           0
Other ........................................................        184           7           0
                                                                 --------    --------    --------
                                                                    1,358       2,470       1,264
                                                                 --------    --------    --------
EXPENSES:
Investment advisory fee - Note 4 .............................      1,155       1,058         613
Transfer agent fees and expenses .............................        196          96          47
Administration fees - Note 4 .................................         64          85          46
Custodian fees and expenses ..................................         34          24          28
Fund accounting fees and expenses ............................         55          59          35
Professional fees ............................................         68          63          50
Trustees' fees and expenses ..................................         21          21          19
Registration fees ............................................         20          18          12
Shareholders' reports ........................................         14          14          10
Other expenses ...............................................         20          28          11
                                                                    1,647       1,466         871
                                                                 --------    --------    --------
Less fees waived by adviser ..................................          0           0           0
Less expenses paid indirectly - Note 6 .......................         (2)          0          (4)
                                                                 --------    --------    --------
                                                                    1,645       1,466         867
                                                                 --------    --------    --------
NET INVESTMENT INCOME/(LOSS) .................................       (287)      1,004         397
                                                                 --------    --------    --------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
         INVESTMENTS, FUTURES, OPTIONS AND CURRENCIES:
         Net realized gain on investments, futures and options      4,537      15,119      19,699
         Net realized gain/(loss) on currencies ..............          5           0           0
         Change in unrealized appreciation/(depreciation) on
                  investments, futures and options ...........    (33,554)     17,402        (522)
         Net change in unrealized appreciation on currencies .          0           0           0
                                                                 --------    --------    --------
NET GAIN/(LOSS) ON INVESTMENTS, FUTURES, OPTIONS
         AND CURRENCIES ......................................    (29,012)     32,521      19,177
                                                                 --------    --------    --------

NET INCREASE/(DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS ...........................   ($29,299)   $ 33,525    $ 19,574
                                                                 ========    ========    ========





                       See notes to financial statements
Page 32



                                                                                         INTERMEDIATE   GOVERNMENT  TAX FREE
                                                                                          MUNICIPAL     MONEY       MONEY
                                                              INTERNATIONAL   CORE BOND     BOND        MARKET      MARKET
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of withholding taxes) .........................   $    197    $     44    $      0    $      0    $      0
Interest .....................................................          1       7,483       1,279      13,685       4,502
Income from securities loaned - Note 3 .......................          0          13           0           0           0
Other ........................................................          2          52           2           0          14
                                                                 --------    --------    --------    --------    --------
                                                                      200       7,592       1,281      13,685       4,516
                                                                 --------    --------    --------    --------    --------
EXPENSES:
Investment advisory fee - Note 4 .............................         41         733         126       1,280         602
Transfer agent fees and expenses .............................         36          53          35         180          75
Administration fees - Note 4 .................................          0          61           0         102          56
Custodian fees and expenses ..................................         27          38           6          37          22
Fund accounting fees and expenses ............................         13          57          24         100          48
Professional fees ............................................         36          67          28          61          49
Trustees' fees and expenses ..................................         18          21          18          22          20
Registration fees ............................................         16          21          13          74          16
Shareholders' reports ........................................          8          19           7          10           7
Other expenses ...............................................          3          13          11          14          15
                                                                 --------    --------    --------    --------    --------
                                                                      198       1,083         268       1,880         910
Less fees waived by adviser ..................................          0        (457)        (52)          0           0
Less expenses paid indirectly - Note 6 .......................         (3)        (14)         (2)         (9)        (11)
                                                                 --------    --------    --------    --------    --------
                                                                      195         612         214       1,871         899
                                                                 --------    --------    --------    --------    --------
NET INVESTMENT INCOME/(LOSS) .................................          5       6,980       1,067      11,814       3,617
                                                                 --------    --------    --------    --------    --------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
         INVESTMENTS, FUTURES, OPTIONS AND CURRENCIES:
         Net realized gain on investments, futures and options      1,666       4,280         171           0           0
         Net realized gain/(loss) on currencies ..............       (159)          0           0           0           0
         Change in unrealized appreciation/(depreciation) on
                  investments, futures and options ...........       (490)       (411)        136           0           0
         Net change in unrealized appreciation on currencies .         17           0           0           0           0
                                                                 --------    --------    --------    --------    --------
NET GAIN/(LOSS) ON INVESTMENTS, FUTURES, OPTIONS
         AND CURRENCIES ......................................      1,034       3,869         307           0           0
                                                                 --------    --------    --------    --------    --------

NET INCREASE/(DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS ...........................   $  1,039    $ 10,849    $  1,374    $11,814     $  3,617
                                                                 ========    ========    ========    =======     ========





                       See notes to financial statements
Page 33

WEISS, PECK & GREER MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1998 AND 1997 $ IN THOUSANDS

                                                                                                     QUANTITATIVE
                                                TUDOR                GROWTH & INCOME                    EQUITY
                                             ------------------------------------------------------------------------

                                         1998           1997       1998          1997           1998           1997
Operations:
Net investment income/
     (loss) .....................   ($    287)     ($    778)   $   1,004     $     867     $     397       $   1,078
Net realized gain/
     (loss) on
     investments,
     futures, options,
     and currencies .............       4,542         27,732       15,119        12,903        19,699          18,088
Net change in unrealized
     appreciation/ (depreciation)
     on investments, futures,
     options and currencies .....     (33,554)        (6,932)      17,402        16,703          (522)          4,604
Net Increase/(Decrease) in Net
     Assets Resulting
     from Operations ............     (29,299)        20,022       33,525        30,473        19,574          23,770

Distributions to
     Shareholders:
From net investment
     income .....................           0              0         (942)         (735)         (601)         (1,032)
From distributions
     in excess
     of net investment
     income .....................           0              0            0             0             0               0
From realized gains .............      (6,581)       (26,044)     (14,032)      (13,500)      (15,035)        (18,970)
Net Decrease Due to
     Distributions ..............      (6,581)       (26,044)     (14,974)      (14,235)      (15,636)        (20,002)

Transactions in Shares of
     Beneficial Interest:
Received on issuance:
     Shares sold ................     122,415        398,240       41,323        19,356         5,515          10,292
     Distributions
     reinvested .................       6,026         24,010       13,922        12,892        15,301          19,631
     Shares redeemed ............    (172,203)      (431,139)     (30,244)      (14,277)      (46,925)        (40,086)
Net Increase/(Decrease) from
     Capital Share
     Transactions ...............     (43,762)        (8,889)      25,001        17,971       (26,109)        (10,163)

Total Increase/(Decrease)
     in Net Assets ..............     (79,642)       (14,911)      43,552        34,209       (22,171)         (6,395)

Net Assets:
Beginning of year ...............     166,459        181,370      117,146        82,937        96,055         102,450
End of year * ...................   $  86,817      $ 166,459    $ 160,698     $ 117,146     $  73,884       $  96,055

* Includes undistributed
     net investment
     income/ (distributions
     in excess of net
     investment income) .........   $       0      $      98    $      90     $     243     $     177       $     382

Transactions in shares
     of the funds
     (in thousands):
     Sold .......................       5,745         16,664        1,048           549           864           1,618
     Reinvestment of
      distributions .............         403          1,115          343           368         2,727           3,361
     Redeemed ...................      (8,234)       (17,969)        (733)         (410)       (7,282)         (5,933)
Net increase/
     (decrease) .................      (2,086)          (190)         658           507        (3,691)           (954)



See notes to financial statements

                                                                                                              INTERMEDIATE
                                                                                                                MUNICIPAL
                                                   INTERNATIONAL                CORE BOND                          BOND


                                                1998          1997          1998            1997             1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/
     (loss) ............................   $         5    $         1    $     6,980    $     6,502    $     1,067      $       950
Net realized gain/
     (loss) on
     investments,
     futures, options,
     and currencies ....................         1,507           (285)         4,280          1,562            171               34
Net change in unrealized
     appreciation/ (depreciation)
     on investments, futures,
     options and currencies ............          (473)           672           (411)           307            136              652
NET INCREASE/(DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS ...................         1,039            388         10,849          8,371          1,374            1,636

Distributions to
     Shareholders:
From net investment
     income ............................             0             (7)        (6,936)        (6,446)        (1,099)            (950)
From distributions
     in excess
     of net investment
     income ............................             0              0            (48)             0              0                0

From realized gains ....................        (1,380)          (348)             0              0            (67)               0
NET DECREASE DUE TO
     DISTRIBUTIONS .....................        (1,380)          (355)        (6,984)        (6,446)        (1,166)            (950)

Transactions in Shares of
     Beneficial Interest:
Received on issuance:
     Shares sold .......................           575          1,504         49,376          9,057          8,028           13,254
     Distributions
       reinvested ......................         1,372            353          5,426          4,387            702              564
     Shares redeemed ............(3,786)        (6,496)       (27,647)        (7,105)        (6,210)    (1,573,014)          (3,786)
NET INCREASE/(DECREASE) FROM
     CAPITAL SHARE
     TRANSACTIONS ......................        (1,839)        (4,639)        27,155        (14,286)         1,625            7,608

Total Increase/(Decrease)
     in Net Assets .....................        (2,180)        (4,606)        31,020        (12,361)         1,833            8,294

Net Assets:
Beginning of year ......................         8,555         13,161        108,443        120,804         23,508           15,214
End of year * ..........................   $     6,375    $     8,555    $   139,463    $   108,443    $    25,341      $    23,508

* Includes undistributed
     net investment
     income/ (distributions
     in excess of net
     investment income) ................   ($       29)   ($       23)   $         0    $         3    $       (31)     $         1
Transactions in shares
     of the funds
     (in thousands):
     Sold ..............................            52            142          5,189            989            763            1,301
     Reinvestment of
      distributions ....................           148             35            570            476             67               55
     Redeemed ..........................          (353)          (613)        (2,905)        (3,003)          (676)            (607)
Net increase/
     (decrease) ........................          (153)          (436)         2,854         (1,538)           154              749



                                                       GOVERNMENT                     TAX FREE
                                                      MONEY MARKET                   MONEY MARKET

                                                   1997          1998             1997           1998
--------------------------------------------------------------------------------------------------------
Operations:
Net investment income/
     (loss) ............................      $    11,814    $     7,321    $     3,617    $     4,125
Net realized gain/
     (loss) on
     investments,
     futures, options,
     and currencies ....................                0              0              0             (4)
Net change in unrealized
     appreciation/ (depreciation)
     on investments, futures,
     options and currencies ............                0              0              0              0
NET INCREASE/(DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS ...................           11,814          7,321          3,617          4,121

Distributions to
     Shareholders:
From net investment
     income ............................          (11,814)        (7,321)        (3,617)        (4,125)
From distributions
     in excess
     of net investment
     income ............................                0              0              0              0

From realized gains ....................                0              0              0              0
NET DECREASE DUE TO
     DISTRIBUTIONS .....................          (11,814)        (7,321)        (3,617)        (4,125)

Transactions in Shares of
     Beneficial Interest:
Received on issuance:
     Shares sold .......................        1,782,122      1,653,080      1,109,476      1,058,249
     Distributions
       reinvested ......................           11,518          7,078          3,457          3,978
     Shares redeemed ............              (1,605,127)    (1,111,748)    (1,049,563)
NET INCREASE/(DECREASE) FROM
     CAPITAL SHARE
     TRANSACTIONS ......................          220,626         55,031          1,185         12,664

Total Increase/(Decrease)
     in Net Assets .....................          220,626         55,031          1,185         12,660

Net Assets:
Beginning of year ......................          207,817        152,786        130,083        117,423
End of year * ..........................      $   428,443    $   207,817    $   131,268    $   130,083

* Includes undistributed
     net investment
     income/ (distributions
     in excess of net
     investment income) ................      $         0    $         0    $         0    $         0
Transactions in shares
     of the funds
     (in thousands):
     Sold ..............................        1,782,123      1,653,080      1,109,476      1,058,249
     Reinvestment of
      distributions ....................           11,517          7,078          3,457          3,978
     Redeemed ..........................       (1,573,014)    (1,605,127)    (1,111,748)    (1,049,563)
Net increase/
     (decrease) ........................          220,626         55,031          1,185         12,664


 See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
------------
     The following are open-end management investment companies (the "Funds") registered under the Investment Company Act of 1940 (the "Act"):
         WPG Tudor Fund ("Tudor")
         WPG Growth and Income Fund ("Growth and Income") Weiss, Peck & Greer Funds Trust ("WPG Funds Trust"):
                  WPG Quantitative Equity Fund ("Quantitative Equity") WPG Core Bond Fund ("Core Bond") WPG Intermediate Municipal Bond Fund ("Municipal Bond") WPG Government Money Market Fund ("Government Money Market") WPG Tax Free Money Market Fund ("Tax Free Money Market")
         Weiss, Peck & Greer International Fund ("International")

         Each fund is diversified.

     Government Money Market and Tax Free Money Market are money market funds that seek to maintain continuous net asset values of $1.00. The following is a summary of the significant accounting policies followed by the funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles.

PORTFOLIO VALUATION
-------------------
     COMMON STOCK -- Securities listed or admitted to trading on a national securities exchange, including options, are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and asked prices.

     BONDS -- Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, exchanges or over-the-counter prices, when such valuations are believed to reflect the market value of such securities.

     MONEY MARKET SECURITIES -- Securities are valued at amortized cost, which has been determined by the Funds' Board of Trustees to represent the fair value of the Funds' investments.

     FOREIGN SECURITIES -- Securities listed or admitted to trading on an international securities exchange, including options, are valued at the last sale price, at the close of the primary international exchange on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices.

     OTHER SECURITIES -- Other securities and assets for which market quotations are not readily available are valued at their fair value as determined, in good faith, by the Funds' Valuation Committee as authorized by the Funds' Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME
---------------------------------------------
     Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts on fixed income securities are accreted to interest income over the life of the security or until an applicable call date if sooner, with a corresponding increase in cost basis; premiums are amortized on municipal securities only, with a corresponding decrease in cost basis.

WEISS, PECK & GREER MUTUAL FUNDS

FEDERAL INCOME TAXES
--------------------
     The Funds intend to comply with the requirements of the Internal Revenue Code that pertain to regulated investment companies and to distribute all of their taxable income to their shareholders. No federal income tax or excise tax provision is required. As of December 31, 1998, the following funds had capital loss carryforwards:

         (in thousands)
                                                 Year of Expiration
                                                 ------------------
      Fund                         2001     2002     2003     2004   2005   2006
      ----                         ----     ----     ----     ----   ----   ----
      Core Bond                    --     14,662   20,113      753   --     --
      Government Money Market      --       --      2,014     --     --     --
      Tax Free Money Market          11     --          1        3      4      1


DISTRIBUTION TO SHAREHOLDERS
----------------------------
     Dividends from Net Investment Income -- Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually when available for the Tudor, Quantitative Equity and International Funds and quarterly for the Growth & Income Fund. Dividends from net investment income are declared daily and paid monthly for the Core Bond, Municipal Bond, Government Money Market and Tax Free Money Market Funds.

     DISTRIBUTIONS FROM NET REALIZED GAINS -- Distributions from net realized gains are declared and paid by December 31 of the year in which they are earned. To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the Funds not to distribute such gains.

     The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as mortgage backed securities, net operating losses, deferral of wash sale losses, options and futures, and post October losses.

REPURCHASE AGREEMENTS (TUDOR, CORE BOND, GOVERNMENT MONEY MARKET)
-----------------------------------------------------------------
     It is each Funds' policy to take possession of securities or other assets purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day to ensure that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

FUTURES (TUDOR, QUANTITATIVE EQUITY, INTERNATIONAL, CORE BOND)
--------------------------------------------------------------
     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by each Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

OPTIONS WRITING (TUDOR, GROWTH & INCOME, QUANTITATIVE EQUITY,
INTERNATIONAL, CORE BOND)
-------------------------------------------------------------
     A Fund may write covered options to protect against adverse movements in the price of securities in the investment portfolio. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including

WEISS, PECK & GREER MUTUAL FUNDS
     brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call is exercised, the premium is added to the proceeds from the sale of the underlying securities or currencies in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the selling or buying of a security or currency at a price different from the current market value. The Fund only enters into options which are traded on exchanges except for Tudor which can enter into non-exchange options with counterparties as authorized by the Board of Trustees.

FOREIGN SECURITIES (TUDOR, GROWTH AND INCOME, INTERNATIONAL)
------------------------------------------------------------
     Certain risks result from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

FORWARD CURRENCY CONTRACTS (TUDOR, GROWTH AND INCOME, INTERNATIONAL)
--------------------------------------------------------------------
     A Fund may enter into forward contracts. Such contracts may be utilized in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolios denominated in foreign currencies. Fluctuations in the value of the forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Upon entering into such a contract, the Fund is required to segregate assets with its custodian at least equal to the value of the Fund's assets committed to fulfilling the forward currency contract.

FOREIGN CURRENCY TRANSACTIONS (TUDOR, GROWTH AND INCOME, INTERNATIONAL)
-----------------------------------------------------------------------
     The books and records of each Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets or liabilities, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates prevailing on the close of trading on the primary foreign market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in the exchange rate.

SHORT SALES (CORE BOND)
-----------------------
     The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

INVESTMENTS IN RESTRICTED SECURITIES
------------------------------------
     Certain of the Funds may from time to time purchase restricted securities. The only restricted security held in any of the Funds as of December 31, 1998 was Newcourt Credit Group 7.125% due 12/17/03 in the Core Bond Fund. This security was purchased at a price of $99.74 and valued at $99.88 on the date of purchase. The unit price of the security on December 31, 1998 was $99.375, with a total market value of $2,225,998 which represented 1.6% of net assets on that date.

USE OF ESTIMATES
----------------
     Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

WEISS, PECK & GREER MUTUAL FUNDS

2 - SECURITIES TRANSACTIONS

For the year ended December 31, 1998, sales proceeds, cost of securities purchased, (other than short term investments and options written), total commissions and commissions received by Weiss, Peck & Greer ("WPG"), the Fund's investment adviser or Hill Samuel Investment Management Limited, the International Fund's sub-adviser, on such transactions were as follows:

                         PROCEEDS OF    COST OF                   COMMISSIONS
                          SECURITIES  SECURITIES       TOTAL      RECEIVED BY
                              SOLD     PURCHASED    COMMISSIONS   WPG OR HSIM
                            (000'S)      (000'S)       (000'S)     (000'S)
                            -------      -------       -------     -------

Tudor                      $204,630     $    173     $    508     $    154
Growth and Income            99,000      109,677          262          205
Quantitative Equity          85,808       71,245          160           96
International                12,572        7,993           43            0
Core Bond                   681,185      733,994            0            0
Municipal Bond               13,328       13,568            0            0


OPTIONS WRITING ACTIVITY
------------------------
During 1998 Tudor Fund wrote 30 options contracts, receiving premiums of $215,993. All of these contracts were exercised. There were no open contracts as of December 31, 1998.

3 - SECURITIES LENDING (TUDOR, CORE BOND)
At December 31, 1998, the Tudor Fund loaned securities valued at $1,941,023. For collateral, the Tudor Fund received a letter of credit in an amount equal to $2,000,000. At December 31, 1998 the Core Bond Fund loaned securities valued at $4,163,250. For collateral, the Core Bond Fund received U.S. Government securities with a fair value of $4,333,963. During the year the Tudor Fund and Core Bond Fund earned $15,369 and $12,404 in securities lending fees, net of custodian expenses, respectively.

4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
WPG serves as the Funds' investment adviser. In September of 1998, WPG was acquired by Robeco Group N.V. ("Robeco"), a Dutch investment management firm. As required by the Investment Company Act of 1940, each advisory agreement, sub-advisory agreement and 12b-1 distribution plan was renewed through a proxy statement. The advisory fees of each Fund are as follows, and are paid monthly except for the International Fund which is paid quarterly:

         Tudor                .90% of net assets up to $300 million
                              .80% of net assets $300 million to $500 million .75% of net assets in excess of $500 million

         Growth and Income    .75% of net assets

         Quantitative Equity  .75% of net assets

         International        .50% while net assets under $15 million
                              .85% while net assets $15 million to $20 million
                             1.00% while net assets in excess of $20 million

         Core Bond            .60% of net assets up to $300 million
                              .55% of net assets $300 million to $500 million
                              .50% of net assets in excess of $500 million

WEISS, PECK & GREER MUTUAL FUNDS

         MunicipalBond        .00% while net assets under $17 million
                              .50% while net assets in excess of $17 million

         Government Money     .50% of net assets up to $500 million &
           Market             .45% of net assets $500 million to $1 billion
         Tax Free Money       .40% of net assets $1 billion to $1.5 billion
                              .35% of net assets in excess of $1.5 billion


Pursuant to authority granted under its Investment Advisory Agreement with the International Fund, WPG has selected HSIM as sub-adviser to the International Fund. Pursuant to a sub-advisory agreement, HSIM has overall responsibility for the management of the International Fund's assets invested in non-US securities. Lloyds Investment Management Limited, the parent of HSIM, was a non-managing member of WPG until the above referenced sale to Robeco in September 1998.

Each Fund has entered into an Administration Agreement with WPG. For the period January 1, 1998 through April 30, 1998 WPG was entitled to receive the following fees based upon a percentage of average daily net assets: Tudor .05%, Growth and Income .06%, Quantitative Equity .05%, International .06% while assets exceed $25 million, Core Bond .05%, Intermediate Municipal Bond .12% while assets exceed $50 million, Government Money Market .04%, and Tax Free Money Market
 .04%. Effective May 1, 1998, the following fees were in effect: Core Bond Fund 0.0%, Tax Free Money Market .05%. The fees for all of the other Funds remained unchanged.

5 - DISTRIBUTION PLAN (CORE BOND)
The Trust has adopted a plan of Distribution (the "Plan") under Section 12 (b) of the 1940 Act and Rule 12b-1 thereunder. The Fund may pay up to 0.25% of its average daily net assets under any one agreement but is limited to an aggregate of 0.05% of its average annual net assets for activities primarily intended to result in the sale of its shares.

For the year ended December 31, 1998, expenses incurred under the Plan were $310. Under the terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

6 - CUSTODIAN FEES
Each Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 1998 the Funds' custodian fees and related offset were as follows:

                                                  CUSTODIAN          OFFSET
                                                     FEE             CREDIT
                                                     ---             ------
            Tudor                                  $34,838          $ 2,604
            Growth and Income 24,775                   484
            Quantitative Equity                     28,613            4,293
            International                           27,068            2,827
            Core Bond                               37,860           13,762
            Intermediate Municipal Bond              5,750            1,636
            Government Money Market                 37,379            9,727
            Tax Free Money Market                   22,281           11,295

WEISS, PECK & GREER MUTUAL FUNDS

The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with their custodian.

7 - RECLASSIFICATION OF CAPITAL ACCOUNTS
In accordance with the adoption of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies", reclassifications were made to the Funds' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change. At December 31, 1998, the amounts reclassified were as follows:


                                     UNDISTRIBUTED   UNDISTRIBUTED    ADDITIONAL
                                     NET INVESTMENT   NET REALIZED     PAID-IN
                                        INCOME           GAINS         SURPLUS
                                        (000's)         (000's)        (000's)
                                        -------         -------        -------

             Tudor                        $   189        $   369        $  (558)
             Growth and Income               (215)          215           --
             Quantitative Equity             --           (5,519)         5,519
             International                    (11)           154           (143)
             Core Bond                          1             48            (49)
             Municipal Bond                    19            (19)          --


8 - FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)
The Tax Free Money Market and Municipal Bond Funds have determined that all dividends paid during the year ended December 31, 1998 were paid from investment income and are exempt from Federal income. None of these dividends are subject to the Alternative Minimum Tax.

The Funds have distributed long-term capital gains to shareholders during the fiscal year ended December 31, 1998 in the following amounts:

                                                          LONG-TERM CAP GAINS
                                                          -------------------
                  Tudor                                      $ 5,702,574
                  Growth & Income                             13,667,501
                  Quantitative Equity                         13,531,493
                  International                                1,379,528
                  Municipal Bond                                  66,770


The percentage of investment company taxable income eligible for the dividends received deduction and for certain corporate shareholders with respect to the fiscal year ended December 31, 1998, is 100% for the Growth and Income Fund and the Quantitative Equity Fund.

The above figures may differ from those cited elsewhere in the report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (financial reporting) purposes and Internal Revenue Service
(tax) purposes.
                                                                         Page 41

WEISS, PECK & GREER MUTUAL FUNDS
Financial Highlights

                                                                            (for the years ended December 31)

$ per share                                                                                                           RATIOS
                         NET      TOTAL                                                                         RATIO OF
                       REALIZED  INCOME/           DISTRI-                                                        NET
         NET    NET      AND      LOSS   DIVIDENDS BUTIONS                      NET              NET            INVESTMENT
        ASSET  INVEST-  UNREAL-  FROM IN-  FROM      FROM                      ASSET           ASSETS AT  RATIO  INCOME/
      VALUE AT  MENT     IZED    VESTMENT  NET       NET     TOTAL   CONTRI- VALUE AT           END OF   EXPENSES (LOSS) PORTFOLIO
     BEGINNING INCOME  GAINS OR   OPERA-  INVEST-  REALIZED DISTRI-  BUTIONS  END OF    TOTAL    YEAR      TO      TO     TURNOVER
      OF YEAR  (LOSS)  (LOSSES)   TIONS    MENT     GAINS    TIONS   CAPITAL   YEAR    RETURN   (000'S)  AVERAGE AVERAGE T  RATE
                          ON              INCOME                                                           NET     NET
                       SECURITIES                                                                        ASSETS  ASSETS
----------------------------------------------------------------------------------------------------------------------------------


TUDOR
1998    $21.90   ($0.02)  ($4.86)  ($4.88)   $0.00   ($1.28)   ($1.28)  $0.00   $15.74  (22.01%)  $86,817   1.28%   (0.22%)  143.6%
1997     23.28     0.06     2.46     2.52     0.00    (3.90)    (3.90)   0.00    21.90   11.11    166,459   1.24    (0.44)   106.3
1996     22.95    (0.14)    4.41     4.27     0.00    (3.94)    (3.94)   0.00    23.28   18.82    181,370   1.25    (0.57)   105.4
1995     19.34    (0.10)    8.03     7.93     0.00    (4.32)    (4.32)   0.00    22.95   41.18    165,534   1.30    (0.47)   123.1
1994     23.40    (0.13)   (2.14)   (2.27)    0.00    (1.79)    (1.79)   0.00    19.34   (9.81)   144,207   1.28    (0.62)   109.1

GROWTH AND INCOME
1998     35.11     0.26     9.38     9.64    (0.26)   (3.85)    (4.11)   0.00    40.64   27.51    160,698   1.04     0.71     64.6
1997     29.32     0.24    10.30    10.54    (0.24)   (4.51)    (4.75)   0.00    35.11   36.27    117,146   1.06     0.88     69.6
1996     26.02     0.24     6.11     6.35    (0.39)   (2.66)    (3.05)   0.00    29.32   24.42     82,937   1.15     1.50     75.8
1995     21.36     0.51     6.44     6.95    (0.53)   (1.76)    (2.29)   0.00    26.02   32.73     67,357   1.22     2.10     79.4
1994     23.34     0.56    (1.83)   (1.27)   (0.62)   (0.09)    (0.71)   0.00    21.36   (5.47)    61,045   1.23     2.49     71.9

QUANTITATIVE EQUITY
1998      5.84     0.05     1.46     1.51    (0.06)   (1.50)   (1.56)    0.00     5.79   26.71     73,884   1.06     0.49     89.4
1997      5.89     0.08     1.42     1.50    (0.08)   (1.47)   (1.55)    0.00     5.84   25.47    96,055    1.03     1.03     77.7
1996      6.85     0.16     1.13     1.29    (0.15)   (2.10)   (2.25)    0.00     5.89   18.51    102,450   0.95     1.52     60.8
1995      5.44     0.13     1.70     1.83    (0.12)   (0.30)   (0.42)    0.00     6.85   33.37    133,201   1.00     2.00     26.1
1994      5.58     0.13    (0.11)    0.02    (0.11)   (0.05)   (0.16)    0.00     5.44    0.34     73,484   1.14     2.36     46.8

INTERNATIONAL
1998     10.15     0.00     1.65     1.65     0.00    (2.55)    (2.55)   0.00     9.25   16.28      6,375   2.35     0.06     98.8
1997     10.29     0.01     0.29     0.30    (0.01)   (0.43)    (0.44)   0.00    10.15    2.89      8,555   1.89     0.02     55.1
1996     11.01    (0.07)    0.57     0.50    (0.04)   (1.18)    (1.22)   0.00    10.29    4.64     13,161   1.71     0.31     85.2
1995     10.93     0.04     1.15     1.19    (0.15)   (0.96)    (1.11)   0.00    11.01   10.92     14,194   1.74     0.39     55.9
1994     11.72     0.01    (0.75)   (0.74)    0.00    (0.05)    (0.05)   0.00    10.93   (6.32)    17,102   1.95     0.12     69.8

WEISS, PECK & GREER MUTUAL FUNDS
FINANCIAL HIGHLIGHTS

                                                                            (for the years ended December 31)

$ per share                                                                                                           RATIOS
                         NET      TOTAL                                                                         RATIO OF
                       REALIZED  INCOME/           DISTRI-                                                        NET
         NET    NET      AND      LOSS   DIVIDENDS BUTIONS                      NET              NET            INVESTMENT
        ASSET  INVEST-  UNREAL-  FROM IN-  FROM      FROM                      ASSET           ASSETS AT  RATIO  INCOME/
      VALUE AT  MENT     IZED    VESTMENT  NET       NET     TOTAL   CONTRI- VALUE AT           END OF   EXPENSES (LOSS) PORTFOLIO
     BEGINNING INCOME  GAINS OR   OPERA-  INVEST-  REALIZED DISTRI-  BUTIONS  END OF    TOTAL    YEAR      TO      TO     TURNOVER
      OF YEAR  (LOSS)  (LOSSES)   TIONS    MENT     GAINS    TIONS   CAPITAL   YEAR    RETURN   (000'S)  AVERAGE AVERAGE T  RATE
                          ON              INCOME                                                           NET     NET
                       SECURITIES                                                                        ASSETS  ASSETS
----------------------------------------------------------------------------------------------------------------------------------

CORE BOND
1998     $9.34    $0.54    $0.30    $0.84   ($0.54)   $0.00    ($0.54)  $0.00    $9.64    9.26%  $139,463   0.50%    5.71%   684.9%
1997      9.19     0.51     0.15     0.66    (0.51)    0.00     (0.51)   0.00     9.34    7.37    108,443   0.86     5.56    330.3
1996      9.38     0.64    (0.29)    0.35    (0.54)    0.00     (0.54)   0.00     9.19    3.85    120,804   0.81     5.87    333.1
1995      8.83     0.60     0.54     1.14    (0.59)    0.00     (0.59)   0.00     9.38   13.25    171,578   0.82     6.52    375.0
1994     10.37     0.68    (1.56)   (0.88)   (0.64)   (0.02)    (0.66)   0.00     8.83   (8.70)   216,364   0.80     7.18    115.9

INTERMEDIATE MUNICIPAL BOND
1998     10.45     0.45     0.14     0.59    (0.47)   (0.02)    (0.49)   0.00    10.55    5.72     25,341   0.85     4.23     45.7
1997     10.14     0.47     0.31     0.78    (0.47)    0.00     (0.47)   0.00    10.45    7.85     23,508   0.85     4.55     39.8
1996     10.20     0.48    (0.06)    0.42    (0.48)    0.00     (0.48)   0.00    10.14    4.20     15,214   0.85     4.72     44.4
1995      9.51     0.44     0.69     1.13    (0.44)    0.00     (0.44)   0.00    10.20   12.05     12,730   0.85     4.38     51.2
1994     10.15     0.41    (0.64)   (0.23)   (0.41)    0.00     (0.41)   0.00     9.51   (2.29)    14,005   0.85     4.20     30.9

GOVERNMENT MONEY MARKET
1998      1.00     0.05     0.00     0.05    (0.05)    0.00     (0.05)   0.00     1.00    4.80    428,443   0.73     4.62      N/A
1997      1.00     0.05     0.00     0.05    (0.05)    0.00     (0.05)   0.00     1.00    4.76    207,817   0.81     4.68      N/A
1996      1.00     0.04     0.00     0.04    (0.04)    0.00     (0.04)   0.00     1.00    4.56    152,786   0.83     4.48      N/A
1995      1.00     0.05     0.00     0.05    (0.05)    0.00     (0.05)   0.00     1.00    5.16    131,210   0.82     5.06      N/A
1994      1.00     0.04    (0.01)    0.03    (0.04)    0.00     (0.04)   0.01     1.00    3.58    188,197   0.80     3.54      N/A

TAX FREE MONEY MARKET
1998      1.00     0.03     0.00     0.03    (0.03)    0.00     (0.03)   0.00     1.00    3.05    131,268   0.75     3.01      N/A
1997      1.00     0.03     0.00     0.03    (0.03)    0.00     (0.03)   0.00     1.00    3.23    130,083   0.74     3.17      N/A
1996      1.00     0.03     0.00     0.03    (0.03)    0.00     (0.03)   0.00     1.00    3.14    117,423   0.72     3.10      N/A
1995      1.00     0.04     0.00     0.04    (0.04)    0.00     (0.04)   0.00     1.00    3.63    121,754   0.76     3.56      N/A
1994      1.00     0.03     0.00     0.03    (0.03)    0.00     (0.03)   0.00     1.00    2.61    152,501   0.73     2.59      N/A




WEISS, PECK & GREER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

     The Advisor agreed to reimburse other operating expenses and not to impose its full fee f5or certain periods. Had the Adviser not so agreed, and had the Funds not received a custody fee earnings credit, the total return would have been lower and the ratio of expenses to average net assets and ratio of net investment income to average net assets would have been:

                                                     Ratio of
                                                        Net
                                       Ratio of     Investment
                                       Expenses       Income
                                      to Average    to Average
                                      Net Assets    Net Assets

         QUANTITATIVE EQUITY
                           1998           1.07%         0.48%
         INTERNATIONAL
                           1998           2.38%         0.03%
                           1997           1.92%        (0.01%)
                           1996           1.76%         0.26%
                           1995           1.76%         0.39%
                           1994           2.35%        (0.28%)
         CORE BOND
                           1998           0.89%         5.32%

         INTERMEDIATE MUNICIPAL BOND
                           1998           1.06%         4.02%
                           1997           1.15%         4.25%
                           1996           1.01%         4.56%
                           1995           0.97%         4.25%
                           1994           1.45%         3.60%

         TAX FREE MONEY MARKET
                           1998           0.76%         3.00%

     For the Tudor, Growth and Income, Government Money Market Funds custody fee earnings credit had an effect of less than 0.01% per share on the above ratios. The custody fee earnings credit had an effect of less than 0.01% on the above ratios in 1994, 1995, 1996 and 1997 for the Quantitatvie Equity, Core Bond, Intermediate Municipal Bond and Tax Free Money Market Funds.

                       See notes to financial statements

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Shareholders and Board of Trustees of:

          WPG Tudor Fund
          WPG Growth and Income Fund
          WPG Quantitative Equity Fund
          Weiss, Peck & Greer International Fund
          WPG Core Bond Fund
          WPG Intermediate Municipal Bond Fund
          WPG Government Money Market Fund
          WPG Tax Free Money Market Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of WPG Tudor Fund, WPG Growth and Income Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Core Bond Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund (the "Funds") as of December 31, 1998, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and the performance of other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of WPG Tudor Fund, WPG Growth and Income Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Core Bond Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP
New York, New York
January 19, 1999

                              WEISS, PECK & GREER
                     ONE NEW YORK PLAZA, NEW YORK, NY 10004

INDEPENDENT TRUSTEES AND MEMBERS
OF AUDIT COMMITTEE
Raymond R. Herrmann, Jr.            Paul Meek
Lawrence J. Israel                  William B. Ross
Graham E. Jones                     Robert A. Straniere


OFFICERS

ROGER J. WEISS
  Chairman of the Board and Trustee - all funds
  President - Weiss, Peck & Greer International Fund

ADAM STARR
  President - WPG Tudor Fund

JAY C. NADEL
  Executive Vice President and Secretary - all funds

FRANCIS H. POWERS
  Executive Vice President and Treasurer - all funds

JOSEPH J. REARDON
  Vice President - all funds

A. ROY KNUTSEN
  President - WPG Growth and Income Fund

DANIEL S. VANDIVORT
  President - WPG Funds Trust

DANIEL CARDELL
  Vice President - WPG Quantitative Equity Fund

R. SCOTT RICHTER
  Vice President - WPG Intermediate Municipal  Bond Fund

JANET A. FIORENZA
 Vice President - WPG Tax Free Money Market Fund

S. BLAKE MILLER
  Vice President - WPG Intermediate Municipal Bond Fund

INVESTMENT ADVISER
Weiss, Peck & Greer, LLC
One New York Plaza
New York, NY  10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA  02109

DIVIDEND DISBURSING AND
TRANSFER AGENT
First Data Investor Services Group
P.O. Box 60448
King of Prussia, PA  19406-0448

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA  02109

INDEPENDENT AUDITORS
KPMG LLP
345 Park Avenue
New York, NY  10154



This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Weiss, Peck & Greer Funds. Such offering is made only by prospectus, which includes details as to offering and other material information.

                           WPG GROWTH AND INCOME FUND

                            PART C. OTHER INFORMATION


Item 23.  EXHIBITS.

          EXHIBIT
          NUMBER                             DESCRIPTION
          ------                             -----------

          (a)(1) Amended and Restated Declaration of Trust dated May 1, 1993 of Registrant**

             (2) Certificate of Amendment dated October 28, 1993 to the Amended and Restated Declaration of Trust dated May 1, 1993 of Registrant**

          (b)         By-Laws of Registrant**

          (c)         Not Applicable

          (d)         Form of Investment Advisory
                      Agreement between Registrant and
                      Weiss, Peck & Greer, L.L.C.*

          (e)         Principal Underwriting Agreement(t)

          (f)         Not Applicable

          (g) Custodian Agreement between Registrant and The Boston Safe Deposit and Trust Company, L.L.C.

          (h) Service Agreement between the Registrant and First Data Investor Services, Inc. (t)

          (i)         Opinion and Consent of Hale and Dorr LLP **

          (j)         Consent of KPMG LLP (t)

          (k)         Not Applicable

          (l)         Not Applicable

          (m)         Not Applicable

          (n)         Financial Data Schedule(t)

          (o)         Not Applicable

          (p)         Powers of Attorney**

--------------

t   Filed herewith.

* Previously filed with Post-Effective Amendment No. 26 on June 12, 1998.
** Previously filed with Post-Effective Amendment No. 25 on April 30, 1998.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          Not Applicable.

Item 25.  INDEMNIFICATION.

          Reference is made to Article VIII of the Registrant's
          Declaration of Trust and Article V of the Registrant's
          By-Laws.

          Nothing in the By-Laws of the Trust may be construed to be in derogation of the provisions of Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the by-laws of a registered investment company shall not contain any provision which protects or purports to protect any director or officer of such company against any liability of the company or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

          The Registrant understands that in the opinion of the Securities and Exchange Commission (the "Commission") an indemnification provision does not violate Section 17(h) of the 1940 Act if it precludes indemnification for any liability whether or not there is an adjudication of liability, arising by reason of disabling conduct. Reasonable and fair means for determining whether indemnification shall be made include

          (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts that the indemnitee was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees who are neither "interested persons" of the Registrant as defined in Section 2(a)(19) of the 1940 Act nor parties to the preceding ("disinterested non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant further understands that in the Commission's view the dismissal of either a court action or an administrative proceeding against an indemnitee for insufficiency of evidence of any disabling conduct with which he has been charged would provide reasonable assurance that he was not liable by reason of disabling conduct. A determination by the vote of a majority of a quorum of disinterested nonparty trustees would also provide reasonable assurance that the indemnitee was not liable by reason of disabling conduct.

          The Registrant further understands that the Commission believes that an indemnification provision does not violate
          Section 17(h) of the 1940 Act simply because it requires or permits the Registrant to advance attorney's fees or other expenses incurred by its trustees, officers or investment adviser in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as the provision also requires at least one of the following as a condition to the advance: (1) the indemnitee shall provide security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested nonparty trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The Registrant is also aware that the Commission believes that an improper indemnification payment or advance of legal expenses could constitute a breach of fiduciary duty involving personal misconduct under Section 36 of the 1940 Act or an unlawful and willful conversion of an investment company's assets under Section 37 of the 1940 Act.

                   Insofar as the indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          Weiss, Peck & Greer, L.L.C. carries for itself and its subsidiaries Directors and Officers Liability Insurance. Under this policy, outside directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as members of the Board. A pro rata share of the premium for this coverage is charged to each investment company.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

                   The business and other connections of the officers and directors of Weiss, Peck & Greer, L.L.C. are listed on the Form ADV of Weiss, Peck & Greer, L.L.C. as currently on file with the Commission (File No. 801-6604), the text of which is hereby incorporated by reference.

Item 27.  PRINCIPAL UNDERWRITERS.

                   (a) First Data Distributors, Inc., the principal underwriter of shares of the Registrant (the "Principal Underwriter"), acts as principal underwriter to each investment company in the Weiss, Peck & Greer Group of Mutual Funds. These mutual funds include: Weiss, Peck & Greer Funds Trust, which consists of WPG Government Money Market Fund, WPG Tax Free Money Market Fund, WPG Core Bond Fund, WPG Intermediate-Term Municipal Bond Fund and WPG Quantitative Equity Fund; Weiss, Peck & Greer International Fund; WPG Tudor Fund; RWB/WPG U.S. Large Stock Fund; and Tomorrow Funds Retirement Trust.

          (b)      Directors and Officers of First Data Distributors, Inc.:

           Name And Principal     Positions And Offices    Positions And Offices
             Business Address       With Underwriter         With Registrant

        Robert Guillocheau            Director                      None
        4400 Computer Drive
        Westboro, MA

        Francis Koudelka              Director, President and       None
        4400 Computer Drive           Chief Executive Officer
        Westboro, MA

        Jack Kutner                   Director                      None
        4400 Computer Drive
        Westboro, MA

        Barbara Worthen               Director                      None
        4400 Computer Drive
        Westboro, MA

        Scott Hacker                  Vice President,               None
        4400 Computer Drive           Treasurer and
        Westboro, MA                  Chief Compliance Officer

        Bruno DiStefano               Vice President                None
        4400 Computer Drive
        Westboro, MA

        Sue Moscaritolo               Vice President                None
        4400 Computer Drive
        Westboro, MA

        Bernard Rothman               Vice President - Tax          None
        4400 Computer Drive
        Westboro, MA

        Christine Ritch               Chief Legal Officer           None
        4400 Computer Drive           and Clerk
        Westboro, MA

        Bradley Stearns               Assistant Clerk               None
        4400 Computer Drive
        Westboro, MA



          (c) The Principal Underwriter does not receive compensation from the Registrant for serving as the Registrant's principal underwriter.



Item 28.  LOCATION OF ACCOUNTS AND RECORDS.

                   All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the following locations:

          NAME                                    ADDRESS
          ----                                    -------

          WPG Growth and Income Fund             One New York Plaza
                                                 New York, NY  10004

          The Boston Safe Deposit                One Boston Place
            and Trust Company                    Boston, MA  02109

          First Data Investor                    P.O. Box 60448
            Services Group, Inc.                 King of Prussia, PA  19406-0448

Item 29.  MANAGEMENT SERVICES.

          Not Applicable.

Item 30.  UNDERTAKINGS.

          Not Applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of February, 1999.


                                                WPG GROWTH AND INCOME FUND


                                                /S/FRANCIS H. POWERS
                                                --------------------
                                                Francis H. Powers, Executive
                                                  Vice President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                        TITLE                      DATE
---------                        -----                      ----


/S/ROGER J. WEISS                Chairman of                February 26, 1999
----------------------
Roger J. Weiss                   the Board
                                 (Principal
                                 Executive Officer)
                                 and Trustee


/S/FRANCIS H. POWERS             Executive Vice             February 26, 1999
----------------------
Francis H. Powers                President and
                                 Treasurer
                                 (Principal
                                 Financial and
                                 Accounting Officer)

SIGNATURE                        TITLE                      DATE
---------                        -----                      ----

RAYMOND R. HERRMANN, JR.*        Trustee                    February 26, 1999
--------------------------
Raymond R. Herrmann, Jr.

LAWRENCE J. ISRAEL*              Trustee                    February 26, 1999
Lawrence J. Israel

GRAHAM E. JONES*                 Trustee                    February 26, 1999
Graham E. Jones

PAUL MEEK*                       Trustee                    February 26, 1999
Paul Meek

WILLIAM B. ROSS*                 Trustee                    February 26, 1999
William B. Ross

ROBERT A. STRANIERE*             Trustee                    February 26, 1999
Robert A. Straniere


   *By:/S/FRANCIS H. POWERS                                 February 26, 1999
          Francis H. Powers
          Attorney-in-Fact

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION

(e)       Principal Underwriting Agreement

(h)       Service  Agreement

(j)       Consent of KPMG LLP

(n)       Financial Data Schedule